As filed with the Securities and Exchange Commission on December 23, 2021

Securities Act File No. 333-200831

Investment Company Act File No. 811-10145

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A
(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 60	☒

and/or

   REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 87	☒

BAILLIE GIFFORD FUNDS
(Exact name of Registrant as Specified in Charter)

Calton Square
1 Greenside Row
Edinburgh, Scotland, UK EH1 3AN
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (011-44-131-275-2000)

Gareth Griffiths
Calton Square
1 Greenside Row
Edinburgh, Scotland
United Kingdom EH1 3AN
(Name and Address of Agent for Service)

COPY TO:
George Raine, Esq.
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600

It is proposed that this filing will become effective (check appropriate box):

☒  Immediately upon filing pursuant to paragraph (b)

☐  On [date] pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  On [date] pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  On [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment is being filed to register Class K and Institutional Class shares of Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund (together, the "Funds"), each a series of Baillie Gifford Funds (the "Trust"). Each Fund is a new series of the Trust. This Post-Effective Amendment relates only to the Funds and does not supersede or amend disclosure in the Trust's prospectus, private placement memoranda or statement of additional information relating to any other series or class of shares of the Trust.

Prospectus

December 23, 2021

Baillie Gifford Funds

Classes of Shares

	Class K	Institutional Class
Baillie Gifford Emerging Markets ex China Fund	BGEZX	BGEWX
Baillie Gifford Health Innovation Equities Fund	BGHDX	BGHBX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Each fund listed above (each, a "Fund") is a series of Baillie Gifford Funds (the "Trust") and may offer multiple classes of shares. This Prospectus covers only Class K and Institutional Class shares of the Funds.

Table of Contents

Fund Summaries	1
Baillie Gifford Emerging Markets ex China Fund	1
Baillie Gifford Health Innovation Equities Fund	6
Additional Information about Principal Strategies and Risks	11
Principal Investment Strategies	11
Selected Investment Techniques and Topics	13
Principal Investment Risks	16
Fund Management	29
Investment Manager	29
Investment Teams	31
Shares	33
Share Classes	33
How Shares are Priced	33
How to Buy or Exchange Shares	33
Restrictions on Buying or Exchanging Shares	35
Buying, Selling, and Exchanging Shares through Financial Intermediaries	38
How to Sell Shares	39
Share Dividends and Distributions	40
Tax	40
Financial Highlights	43
Historical Performance Information for Health Innovation Equities Fund Similar Accounts	44
Contacts and Further Information	45

Baillie Gifford Funds – Prospectus

FUND SUMMARIES

Baillie Gifford Emerging Markets ex China Fund

Investment Objective

Baillie Gifford Emerging Markets ex China Fund seeks capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(Fees paid directly from your investment)

Class K	Institutional Class
None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class K	Institutional Class
Management Fees(a)	0.72%	0.72%
Distribution (12b-1) Fees	None	None
Other Expenses(b)	17.04%	17.19%
Total Annual Fund Operating Expenses	17.76%	17.91%
Fee Waiver and/or Expense Reimbursement(c)	(16.89)%	(16.89)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(c)	0.87%	1.02%

(a)  The Management Fee consists of an Advisory Fee and an Administration and Supervisory Fee paid by the Fund to Baillie Gifford Overseas Limited.

(b)  The Fund is newly organized. Therefore, Other Expenses have been estimated for the current fiscal year assuming Fund assets of $1 million.

(c)  Baillie Gifford Overseas Limited has contractually agreed to waive its fees and/or bear Other Expenses of the Fund until April 30, 2023 to the extent that the Fund's Total Annual Fund Operating Expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed 0.87% for Class K and Institutional Class shares. This contractual agreement may only be terminated by the Board of Trustees of the Trust. Expenses after waiver/reimbursement are higher for Institutional Class than for Class K due to estimated sub-accounting expenses of 0.15% that will be borne by Institutional Class and not by Class K.

Example of Expenses

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example below also applies any contractual expense waivers and/or expense reimbursements to the first year of each period listed in the table.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

	Class K	Institutional Class
1 Year	$89	$104
3 Years	$3,331	$3,363

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example of Expenses" above, affect the Fund's performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate.

Principal Investment Strategies

The Fund will seek to meet its objective by investing in a portfolio of common stocks and other equity securities of issuers located in countries of emerging and frontier markets.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies located in countries represented in the MSCI Emerging Markets ex China Index. The Fund invests primarily in equity securities either directly or indirectly (such as through depositary receipts or participatory notes) and may invest in preferred stocks, convertible securities and warrants. The Fund is not constrained with respect to market capitalization and may participate in initial public offerings ("IPOs") and in securities offerings that are not registered in the U.S. The portfolio managers have flexibility to gain exposure to one or more emerging markets through investing in ETFs that track relevant equity indices.

The portfolio managers select companies without being constrained by the MSCI Emerging Markets ex China benchmark. The portfolio managers may reference the benchmark to set limits on the relative weighting of countries in the portfolio. The intended investment universe comprises primarily issuers located in countries with emerging market economies, with the exception of China, though the Fund may gain limited exposure to the Chinese economy, as a consequence of the indirect exposure that companies in other emerging market countries have to China. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. The intended outcome is a portfolio of between 40 and 80 growth companies with the potential to outperform the benchmark over the long term. The Fund intends to operate as a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries, or sectors. The process can result in significant exposure to a single country or a small number of countries.

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Baillie Gifford Funds – Prospectus

The Fund aims to hold securities for long periods (typically 5 years), which results in relatively low portfolio turnover and is in line with the Fund's long-term investment outlook. Further to the Fund's long-term investment approach, the portfolio managers seek to identify companies with the potential to grow sustainably. When assessing a company's ability to deliver sustainable growth over the long term, Baillie Gifford Overseas Limited (the "Manager") considers a range of factors, including the environmental, social and governance characteristics of a company.

The portfolio managers primarily employ a bottom-up stock-picking approach that seeks to make long-term investments in well-managed businesses with genuine and sustainable competitive advantages. The portfolio managers can also consider macro-economic factors when identifying potential investments. The portfolio managers seek to identify companies that are likely to generate above average growth in earnings and cash flows, based on fundamental research.

The portfolio managers may sell a holding if they determine there has been a material deterioration in the investment case or as appropriate to make other investments or meet redemptions.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

Principal Risks

The Fund's net asset value and returns will be impacted by the performance of the underlying investments of the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Fund.

The principal risks of investing in the Fund (in alphabetical order after the first seven risks) are:

—  Investment Style Risk – The Manager actively makes investment decisions for the Fund through bottom-up stock selection. Accordingly, the Fund will have risk characteristics that differ from its benchmark index. The Manager's judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager's investment decisions will produce the desired results.

—  Growth Stock Risk – The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

—  Long-Term Investment Strategy Risk – The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund's portfolio.

—  Geographic Focus Risk – The Fund expects to focus its investments in a limited number of countries or geographic regions, and as a result may not offer the same level of diversification of risks as a more broadly global fund because the Fund will be exposed to a smaller geographic area. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified portfolio.

—  Emerging Markets Risk – Because the Fund invests in emerging market securities, the Fund may be exposed to greater market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed markets.

—  Asia Risk – Investing in securities of companies located in or with exposure to Asian countries involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including different financial reporting standards, currency exchange rate fluctuations, and highly regulated markets with the potential for government interference. The economies of many Asian countries are heavily dependent on international trade and on only a few industries or commodities and, as a result, can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asian securities may be less liquid than U.S. or other foreign securities.

  Additionally, many of the economies of countries in Asia are considered emerging market or frontier market economies. These Asian economies are often characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. See "Emerging Markets Risk" and "Frontier Markets Risk" for additional details regarding the risks of investing in such countries.

—  Non-Diversification Risk – The Fund is classified as a "non-diversified" fund. A non-diversified fund may hold a smaller number of portfolio securities, with larger positions in each security it holds, than many other mutual funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund's shares may be more volatile than the values of shares of more diversified funds. See also "Focused Investment Risk."

—  Conflicts of Interest Risk – The Manager's relationships with the Fund's institutional investor base may give rise to various

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conflicts of interest, since the Manager will sometimes have an incentive to favor those shareholders over other shareholders in the Fund. In addition, the Manager serves as investment adviser to various clients other than the Fund, some of whom may pursue strategies that are substantially similar or nearly identical to investment strategies pursued by the Fund. This "side-by-side" management may give rise to various conflicts of interest, including, for example, in connection with the fair allocation of trades among the Manager's clients or the sharing of different, more, or more timely information regarding investment performance, portfolio holdings, strategy developments and/or the Manager's general market outlook. Furthermore, if investment personnel of the Manager hold board or other positions at outside companies, they could be exposed to material non-public information potentially impeding or delaying a Fund's ability to buy or sell certain investments, or they could otherwise be restricted in their ability to participate in a Fund's investment process.

—  Currency Risk – The Fund may realize a loss if it has exposure to a non-U.S. currency, and this non-U.S. currency declines in value, relative to the U.S. dollar. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

—  Equity Securities Risk – Equity securities may react more strongly to changes in an issuer's financial condition or prospects than other securities of the same issuer. Investing in equity securities indirectly, such as through participatory notes or depositary receipts, may involve other risks such as the risk that the counterparty may default or that the investment does not track the underlying security as expected.

—  Focused Investment Risk – Should the Fund focus its investments in related, or a limited number of, countries, regions, sectors, or companies, this would create more risk and greater volatility than if the Fund's investments were less focused.

—  Frontier Markets Risk – Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid and, as a result, may be more volatile and less liquid than investments in more developed markets or in other emerging market countries. Emerging markets risk may be especially heightened in frontier markets.

—  Government and Regulatory Risk – Governmental and regulatory authorities in the United States and other countries, have taken, and may in the future take, actions intervening in the markets in which the Fund invests and in the economy more generally. Governmental and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund or to the companies in which the Fund invests. The effects of these actions on the markets generally, and Fund's investment program in particular, can be uncertain and could restrict the ability of the Fund to fully implement its investment strategies, either generally, or with respect to certain securities, industries, or countries. By contrast, markets in some non-U.S. countries historically have been subject to little regulation or oversight by governmental or regulatory authorities, which could heighten the risk of loss due to fraud or market failures in those countries. Governments, agencies, or other regulatory bodies in any country may adopt or change laws or regulations that could adversely affect the Fund or the market value of an instrument held by the Fund.

—  Information Technology Risk – Cyber-attacks, disruptions, or failures that affect the Fund's service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

—  IPO Risk – The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

—  Large-Capitalization Securities Risk – Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to achieve or maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies.

—  Liquidity Risk – The Fund's investments may be subject to low trading volume, lack of a market maker, contractual lock-in periods or regulatory restrictions, and the Fund may hold large positions in particular securities. As a result, it may not be possible to sell an investment at a particular time or at an acceptable price. Liquidity risk may be magnified during periods of changing interest rates, significant shareholder redemptions or market turmoil. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. In some cases, due to unanticipated levels of illiquidity the Fund may seek to meet its redemption obligations wholly or in part by distributions of assets in-kind.

—  Market Disruption and Geopolitical Risk – The value of the Fund's investments could be adversely affected by events that disrupt securities markets and adversely affect global markets such as war, terrorism, public health crises, and geopolitical events and by changes in non-U.S. and U.S. economic and political conditions. As a result of these events, the Fund could lose money, experience significant redemptions, encounter operational difficulties, and suffer other negative impacts.

—  Market Risk – The value of the Fund's investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in securities market prices may reduce the net asset value of the Fund's shares.

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Baillie Gifford Funds – Prospectus

—  New and Smaller-Sized Funds Risk – New funds and smaller-sized funds will be subject to greater liquidity risk due to their smaller asset bases and may be required to sell securities at disadvantageous times or prices due to a large shareholder redemption. A fund that has been recently formed will have limited or no performance history for investors to evaluate and may not reach or maintain a sufficient asset size to effectively implement its investment strategy.

—  Non-U.S. Investment Risk – Non-U.S. securities are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

—  Service Provider Risk – The Fund will be affected by the Manager's investment techniques, analyses, assessments and employee retention. Similarly, adverse events or performance failures at a service provider, such as human error, inadequate controls or insolvency, have the ability to adversely affect the Fund.

—  Settlement Risk – The Fund may experience delays in settlement due to the different clearance and settlement procedures in non-U.S. countries. Such delays may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, or prevent the Fund from selling securities at times and prices it considers desirable.

—  Small- and Medium-Capitalization Securities Risk – Securities of small- and medium-capitalization companies can be more volatile due to various factors including more limited product lines, financial and management resources and market distribution channels, as well as shorter operating histories and potentially reduced liquidity, especially during market declines, than the securities of larger, more established companies.

—  Underlying Funds Risk – Investments in other pooled investment vehicles may indirectly expose the Fund to all of the risks applicable to an investment in such other pool. The Fund must pay its pro rata portion of the other pooled vehicle's fees and expenses. If such pool is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their net asset value, an effect that might be more pronounced in less liquid markets. Further, the Manager or an affiliate may serve as investment adviser to some pooled vehicles in which the Fund invests, leading to potential conflicts of interest.

—  Valuation Risk – In certain circumstances, some of the Fund's portfolio holdings may be valued on the basis of factors other than market quotations by employing the fair value procedures adopted by the Board of Trustees of the Trust (the "Board"). This may occur more often in times of market turmoil or reduced liquidity. Portfolio holdings that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. There is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.

Performance

The Fund had not commenced operations as of December 31, 2020. Accordingly, performance data is not included. When performance data becomes available, it will be posted to the following website: http://USmutualfund.bailliegifford.com. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers

Name	Title	Year Commenced Service with the Fund
Ben Durrant	Portfolio Manager	2021
Mike Gush	Portfolio Manager	2021
Andrew Stobart	Portfolio Manager	2021

Purchasing, Exchanging, and Selling Fund Shares

To purchase, exchange, or redeem shares of the Fund through an intermediary, please contact your intermediary directly.

Other investors may purchase, exchange, or redeem shares on any day the New York Stock Exchange ("NYSE") is open for trading directly from the Fund's transfer agent, Bank of New York Mellon, by written request, as further described in the sections below entitled "Shares—How to Buy or Exchange Shares" and "Shares—How to Sell Shares." The initial and subsequent investment minimums for the Fund shares are as follows:

Class of Shares	Minimum Initial Investment(1)	Minimum Subsequent Investment(1)
Class K	$10 million	None
Institutional Class	None	None

(1)  If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.

The Manager and Baillie Gifford Funds Services LLC ("BGFS"), the Fund's distributor, each reserves the right to waive any minimum in their sole discretion, and to reject any purchase or exchange order for any reason. Additional information regarding restrictions on purchasing or exchanging shares is provided in the section of the Prospectus entitled "Shares—Restrictions on Buying or Exchanging Shares."

Tax

The Fund intends to make distributions that will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-advantaged

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Baillie Gifford Funds – Prospectus

account, such as an IRA or 401(k) plan. If you are investing through such a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for services the intermediary provides to Fund shareholders. These payments are not primarily intended to result in the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition to the fees and expenses described in the "Fees and Expenses" section above, your broker-dealer or financial intermediary may charge commissions or other fees on purchases and sales of the Class K or Institutional Class shares of the Fund. Ask your salesperson or visit your financial intermediary's web site for more information.

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Baillie Gifford Funds – Prospectus

Baillie Gifford Health Innovation Equities Fund

Investment Objective

Baillie Gifford Health Innovation Equities Fund seeks capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(Fees paid directly from your investment)

Class K	Institutional Class
None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class K	Institutional Class
Management Fees(a)	0.50%	0.50%
Distribution (12b-1) Fees	None	None
Other Expenses(b)	1.72%	1.87%
Total Annual Fund Operating Expenses	2.22%	2.37%
Fee Waiver and/or Expense Reimbursement(c)	(1.57)%	(1.57)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(c)	0.65%	0.80%

(a)  The Management Fee consists of an Advisory Fee and an Administration and Supervisory Fee paid by the Fund to Baillie Gifford Overseas Limited.

(b)  The Fund is newly organized. Therefore, Other Expenses have been estimated for the current fiscal year assuming Fund assets of $10 million.

(c)  Baillie Gifford Overseas Limited has contractually agreed to waive its fees and/or bear Other Expenses of the Fund until April 30, 2023 to the extent that the Fund's Total Annual Fund Operating Expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed 0.65% for Class K and Institutional Class shares. This contractual agreement may only be terminated by the Board of Trustees of the Trust. Expenses after waiver/reimbursement are higher for Institutional Class than for Class K due to estimated sub-accounting expenses of 0.15% that will be borne by Institutional Class and not by Class K.

Example of Expenses

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example below also applies any contractual expense waivers and/or expense reimbursements to the first year of each period listed in the table.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

	Class K	Institutional Class
1 Year	$66	$82
3 Years	$543	$589

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example of Expenses" above, affect the Fund's performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate.

Principal Investment Strategies

The Fund seeks to meet its investment objective by investing primarily in common stocks and other equity securities of companies that the portfolio managers believe have potential to bring substantial improvements in human health and healthcare systems.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies engaged in or supporting innovation in one or more healthcare or healthcare-related industries. Healthcare and healthcare-related industries include companies that manufacture medical treatments, devices, or diagnostic tools, such as devices and tools that aid the understanding, early identification and prevention of human diseases or companies that provide healthcare supplies or healthcare-related services, and companies in the research, development, production and marketing of pharmaceuticals and biotechnology products, such as products for genetic analysis and engineering and protein-based therapeutics to treat or prevent human diseases. Companies providing healthcare-related services include companies that provide operational support to the healthcare system, such as information technology companies focusing on software for healthcare companies or information technology solutions relevant to the healthcare sector. In identifying candidates for the 80% test described above, the portfolio managers seek to identify companies for which healthcare and healthcare-related activities are expected to be a key driver of the company's growth over the long-term, but will generally focus on companies that derive at least 50% of their revenue from healthcare and healthcare-related activities. The Fund may gain exposure to equity securities either directly or indirectly (such as through depositary receipts or participatory notes) and may invest in preferred stocks, convertible securities and warrants. The Fund is not constrained with respect to market capitalization and may participate in IPOs.

The portfolio managers select companies without being constrained by any healthcare-specific index or by the Fund's performance benchmark, the MSCI ACWI Index (the "Benchmark"). Additionally, the geographic selection of countries is not constrained by the Benchmark. The Fund intends to invest globally, including in emerging markets, though the Fund

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Baillie Gifford Funds – Prospectus

expects that many of the innovative health-related companies in which it seeks to invest will be located in the United States.

The portfolio managers focus on company research and the long-term outlook of companies in human health. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with healthcare industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, innovative technologies, competitive advantage, management, financial strength and valuation.

In seeking to select future winners in the healthcare industry and healthcare-related industries, the portfolio managers typically focus on companies that they believe are driving innovation across the full value chain of human health, which they categorize into five 'buckets': (i) understanding of diseases, (ii) diagnostic healthcare tools, (iii) treatment for disease, (iv) prevention of diseases, and (v) operational efficiency in the healthcare industry. The portfolio managers employ a bottom-up stock-picking approach that seeks to make long-term investments in well-managed businesses with genuine and sustainable competitive advantages. The Manager's fundamental research process focuses on: (i) the opportunity for an issuer to deliver superior returns; (ii) the ability of the issuer to execute on that opportunity; and (iii) the current market valuation of the security.

The intended outcome is a portfolio of between 25 and 50 companies that the portfolio managers believe have the potential to outperform the Benchmark over the long term. The Fund aims to hold securities for long periods (typically 5-10+ years), which results in low portfolio turnover and is in line with the Fund's long-term investment outlook. Further to the Fund's long-term investment approach, the portfolio managers seek to identify companies with the potential to grow sustainably. When assessing a company's ability to deliver sustainable growth over the long term, Baillie Gifford Overseas Limited (the "Manager") considers a range of factors, including the environmental, social and governance characteristics of a company.

The investment process can result in significant exposure to a single company or a small number of companies. The Fund is a non-diversified fund, which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund has adopted a fundamental investment policy to concentrate its investments (defined by regulations as investing at least 25% of its assets) in healthcare and healthcare-related industries. The portfolio management team reserves the flexibility to use the Fund's position as a shareholder to guide companies in the portfolio to resist excessive focus on shorter-term returns over the goal of delivering longer-term outcomes for both investors and society.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

Principal Risks

The Fund's net asset value and returns will be impacted by the performance of the underlying investments of the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Fund.

The principal risks of investing in the Fund (in alphabetical order after the first six risks) are:

—  Investment Style Risk – Manager actively makes investment decisions for the Fund through bottom-up stock selection. Accordingly, the Fund will have risk characteristics that differ from its benchmark index. The Manager's judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager's investment decisions will produce the desired results.

—  Healthcare Industry Risk – The Fund intends to concentrate its investments in the healthcare industry. The healthcare industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, demand for medical products and services and product liability claims, among other factors. Healthcare companies are subject to competitive forces that may result in price discounting. Many new products in the healthcare industry may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability.

—  Growth Stock Risk – The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

—  Long-Term Investment Strategy Risk – The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund's portfolio.

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—  Non-Diversification Risk – The Fund is classified as a "non-diversified" fund. A non-diversified fund may hold a smaller number of portfolio securities, with larger positions in each security it holds, than many other mutual funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund's shares may be more volatile than the values of shares of more diversified funds. See also "Focused Investment Risk."

—  Focused Investment Risk – Should the Fund focus its investments in related, or a limited number of, countries, regions, sectors, or companies, this would create more risk and greater volatility than if the Fund's investments were less focused.

—  China Risk – Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, custody risks and the risks associated with investments in variable interest entities. U.S. sanctions or other investment restrictions could preclude the Fund from investing in certain Chinese issuers or cause the Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

—  Conflicts of Interest Risk – The Manager's relationships with the Fund's institutional investor base may give rise to various conflicts of interest, since the Manager will sometimes have an incentive to favor those shareholders over other shareholders in the Fund. In addition, the Manager serves as investment adviser to various clients other than the Fund, some of whom may pursue strategies that are substantially similar or nearly identical to investment strategies pursued by the Fund. This "side-by-side" management may give rise to various conflicts of interest, including, for example, in connection with the fair allocation of trades among the Manager's clients or the sharing of different, more, or more timely information regarding investment performance, portfolio holdings, strategy developments and/or the Manager's general market outlook. Furthermore, if investment personnel of the Manager hold board or other positions at outside companies, they could be exposed to material non-public information potentially impeding or delaying a Fund's ability to buy or sell certain investments, or they could otherwise be restricted in their ability to participate in a Fund's investment process.

—  Emerging Markets Risk – To the extent the Fund invests in emerging market securities, the Fund may be exposed to greater market, credit, currency, liquidity, legal, political,

technical and other risks different from, or greater than, the risks of investing in developed markets.

—  Equity Securities Risk – Equity securities may react more strongly to changes in an issuer's financial condition or prospects than other securities of the same issuer. Investing in equity securities indirectly, such as through participatory notes or depositary receipts, may involve other risks such as the risk that the counterparty may default or that the investment does not track the underlying security as expected.

—  Geographic Focus Risk – The Fund expects to focus its investments in a limited number of countries or geographic regions, and as a result may not offer the same level of diversification of risks as a more broadly global fund because the Fund will be exposed to a smaller geographic area. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified portfolio.

—  Government and Regulatory Risk – Governmental and regulatory authorities in the United States and other countries, have taken, and may in the future take, actions intervening in the markets in which the Fund invests and in the economy more generally. Governmental and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund or to the companies in which the Fund invests. The effects of these actions on the markets generally, and Fund's investment program in particular, can be uncertain and could restrict the ability of the Fund to fully implement its investment strategies, either generally, or with respect to certain securities, industries, or countries. By contrast, markets in some non-U.S. countries historically have been subject to little regulation or oversight by governmental or regulatory authorities, which could heighten the risk of loss due to fraud or market failures in those countries. Governments, agencies, or other regulatory bodies in any country may adopt or change laws or regulations that could adversely affect the Fund or the market value of an instrument held by the Fund.

—  Information Technology Risk – Cyber-attacks, disruptions, or failures that affect the Fund's service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

—  IPO Risk – The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

—  Liquidity Risk – The Fund's investments may be subject to low trading volume, lack of a market maker, contractual lock-in periods or regulatory restrictions, and the Fund may hold

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large positions in particular securities. As a result, it may not be possible to sell an investment at a particular time or at an acceptable price. Liquidity risk may be magnified during periods of changing interest rates, significant shareholder redemptions or market turmoil. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. In some cases, due to unanticipated levels of illiquidity the Fund may seek to meet its redemption obligations wholly or in part by distributions of assets in-kind.

—  Market Disruption and Geopolitical Risk – The value of the Fund's investments could be adversely affected by events that disrupt securities markets and adversely affect global markets such as war, terrorism, public health crises, and geopolitical events and by changes in non-U.S. and U.S. economic and political conditions. As a result of these events, the Fund could lose money, experience significant redemptions, encounter operational difficulties, and suffer other negative impacts.

—  Market Risk – The value of the Fund's investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in securities market prices may reduce the net asset value of the Fund's shares.

—  New and Smaller-Sized Funds Risk – New funds and smaller-sized funds will be subject to greater liquidity risk due to their smaller asset bases and may be required to sell securities at disadvantageous times or prices due to a large shareholder redemption. A fund that has been recently formed will have limited or no performance history for investors to evaluate and may not reach or maintain a sufficient asset size to effectively implement its investment strategy.

—  Service Provider Risk – The Fund will be affected by the Manager's investment techniques, analyses, assessments and employee retention. Similarly, adverse events or performance failures at a service provider, such as human error, inadequate controls or insolvency, have the ability to adversely affect the Fund.

—  Small- and Medium-Capitalization Securities Risk – Securities of small- and medium-capitalization companies can be more volatile due to various factors including more limited product lines, financial and management resources and market distribution channels, as well as shorter operating histories and potentially reduced liquidity, especially during market declines, than the securities of larger, more established companies.

—  Valuation Risk – In certain circumstances, some of the Fund's portfolio holdings may be valued on the basis of factors other than market quotations by employing the fair value procedures adopted by the Board of Trustees of the Trust (the "Board"). This may occur more often in times of market turmoil or reduced liquidity. Portfolio holdings that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. There is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.

Performance

The Fund had not commenced operations as of December 31, 2020. Accordingly, performance data is not included. When performance data becomes available, it will be posted to the following website: http://USmutualfund.bailliegifford.com. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers

Name	Title	Year Commenced Service with the Fund
Julia Angeles	Portfolio Manager	2021
Rose Nguyen	Portfolio Manager	2021
Marina Record	Portfolio Manager	2021

Purchasing, Exchanging, and Selling Fund Shares

To purchase, exchange, or redeem shares of the Fund through an intermediary, please contact your intermediary directly.

Other investors may purchase, exchange, or redeem shares on any day the New York Stock Exchange ("NYSE") is open for trading directly from the Fund's transfer agent, Bank of New York Mellon, by written request, as further described in the sections below entitled "Shares—How to Buy or Exchange Shares" and "Shares—How to Sell Shares." The initial and subsequent investment minimums for the Fund shares are as follows:

Class of Shares	Minimum Initial Investment(1)	Minimum Subsequent Investment(1)
Class K	$10 million	None
Institutional Class	None	None

(1)  If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.

The Manager and Baillie Gifford Funds Services LLC ("BGFS"), the Fund's distributor, each reserves the right to waive any minimum in their sole discretion, and to reject any purchase or exchange order for any reason. Additional information regarding restrictions on purchasing or exchanging shares is provided in the section of the Prospectus entitled "Shares—Restrictions on Buying or Exchanging Shares."

Tax

The Fund intends to make distributions that will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-advantaged

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account, such as an IRA or 401(k) plan. If you are investing through such a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for services the intermediary provides to Fund shareholders. These payments are not primarily intended to result in the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition to the fees and expenses described in the "Fees and Expenses" section above, your broker-dealer or financial intermediary may charge commissions or other fees on purchases and sales of the Class K or Institutional Class shares of the Fund. Ask your salesperson or visit your financial intermediary's web site for more information.

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Baillie Gifford Funds – Prospectus

ADDITIONAL INFORMATION ABOUT

PRINCIPAL STRATEGIES AND RISKS

Principal Investment Strategies

Baillie Gifford Emerging Markets ex China Fund

Investment Objective

Baillie Gifford Emerging Markets ex China Fund seeks capital appreciation.

Investment Strategies

The Fund will seek to meet its objective by investing in a portfolio of common stocks and other equity securities of issuers located in countries of emerging and frontier markets.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies located in countries represented in the MSCI Emerging Markets ex China Index. The countries represented in the MSCI Emerging Markets ex China Index include markets that may be less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity, and regulation. The Fund invests primarily in equity securities either directly or indirectly (such as through depositary receipts or participatory notes) and may invest in preferred stocks, convertible securities and warrants. The Fund is not constrained with respect to market capitalization and may participate in IPOs and in securities offerings that are not registered in the U.S. Under normal circumstances, the Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or in connection with purchases of or redemptions from the Fund. The portfolio managers have flexibility to gain exposure to one or more emerging markets through investing in ETFs that track relevant equity indices.

The portfolio managers select companies without being constrained by the MSCI Emerging Markets ex China benchmark and, therefore, there may be listings in the benchmark that are not included in the Fund's portfolio and holdings in the Fund's portfolio that are not included in the benchmark. The portfolio managers may reference the benchmark to set limits on the relative weighting of countries in the portfolio. The intended investment universe comprises primarily issuers located in countries with emerging market economies, with the exception of China, though the Fund may gain limited exposure to the Chinese economy, as a consequence of the indirect exposure that companies in other emerging market countries have to China. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. The intended outcome is a portfolio of between 40 and 80 growth companies with the potential to outperform the benchmark over the long term. The Fund intends to operate as a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries, or sectors. The process can result in significant exposure to a single country or a small number of countries. The Fund aims to hold securities for long periods (typically 5 years), which results in relatively low portfolio turnover and is in line with the Fund's long-term investment outlook. Further to the Fund's long-term investment approach, the portfolio managers seek to identify companies with the potential to grow sustainably. When assessing a company's ability to deliver sustainable growth over the long term, the Manager considers a range of factors, including the environmental, social and governance characteristics of a company.

The portfolio managers primarily employ a bottom-up stock-picking approach that seeks to make long-term investments in well-managed businesses with genuine and sustainable competitive advantages. The portfolio managers can also consider macro-economic factors when identifying potential investments. The portfolio managers seek to identify companies that are likely to generate above average growth in earnings and cash flows, based on fundamental research. The Manager's fundamental research process focuses on: (i) the opportunity for an issuer to deliver superior returns; (ii) the ability of the issuer to execute on that opportunity; and (iii) the current market valuation of the security.

The portfolio managers may sell a holding if they determine there has been a material deterioration in the investment case or as appropriate to make other investments or meet redemptions.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar. In response to adverse market, economic, political or other conditions, the Fund may deviate from its investment policies by taking temporary defensive positions with some or all of its assets in high quality income securities, cash or cash equivalents. As a result, during such conditions, the Fund may not achieve its investment objective.

See "Selected Investment Techniques and Topics—Location of Issuers" below for additional detail on how the Fund classifies the location of issuers in which it invests.

Principal Investment Risks

The "Principal Investment Risks" section below identifies and describes the principal risks of investing in the Fund.

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Baillie Gifford Funds – Prospectus

Baillie Gifford Health Innovation Equities Fund

Investment Objective

Baillie Gifford Health Innovation Equities Fund seeks capital appreciation.

Investment Strategies

The Fund seeks to meet its investment objective by investing primarily in common stocks and other equity securities of companies that the portfolio managers believe have potential to bring substantial improvements in human health and healthcare systems.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies engaged in or supporting innovation in one or more healthcare or healthcare-related industries. Healthcare and healthcare-related industries include companies that manufacture medical treatments, devices, or diagnostic tools, such as devices and tools that aid the understanding, early identification and prevention of human diseases or companies that provide healthcare supplies or healthcare-related services, and companies in the research, development, production and marketing of pharmaceuticals and biotechnology products, such as products for genetic analysis and engineering and protein-based therapeutics to treat or prevent human diseases. Companies providing healthcare-related services include companies that provide operational support to the healthcare system, such as information technology companies focusing on software for healthcare companies or information technology solutions relevant to the healthcare sector. In identifying candidates for the 80% test described above, the portfolio managers seek to identify companies for which healthcare and healthcare-related activities are expected to be a key driver of the company's growth over the long-term, but will generally focus on companies that derive at least 50% of their revenue from healthcare and healthcare-related activities. The Fund may gain exposure to equity securities either directly or indirectly (such as through depositary receipts or participatory notes) and may invest in preferred stocks, convertible securities and warrants. The Fund is not constrained with respect to market capitalization and may participate in IPOs.

The portfolio managers select companies without being constrained by any healthcare-specific index or by the Fund's performance benchmark, the MSCI ACWI Index (the "Benchmark") and, therefore, there may be listings in the Benchmark that are not included in the Fund's portfolio and holdings in the Fund's portfolio that are not included in the Benchmark. Additionally, the geographic selection of countries is not constrained by the Benchmark. The Fund intends to invest globally, including in emerging markets, though the Fund expects that many of the innovative health-related companies in which it seeks to invest will be located in the United States.

The portfolio managers focus on company research and the long-term outlook of companies in human health. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with healthcare industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, innovative technologies, competitive advantage, management, financial strength and valuation.

In seeking to select future winners in the healthcare industry and healthcare-related industries, the portfolio managers typically focus on companies that they believe are driving innovation across the full value chain of human health, which they categorize into five 'buckets': (i) understanding of diseases, (ii) diagnostic healthcare tools, (iii) treatment for disease, (iv) prevention of diseases, and (v) operational efficiency in the healthcare industry. The portfolio managers employ a bottom-up stock-picking approach that seeks to make long-term investments in well-managed businesses with genuine and sustainable competitive advantages. The portfolio managers seek to identify companies that are likely to generate above average growth in earnings and cash flows, based on fundamental research. The Manager's fundamental research process focuses on: (i) the opportunity for an issuer to deliver superior returns; (ii) the ability of the issuer to execute on that opportunity; and (iii) the current market valuation of the security.

The intended outcome is a portfolio of between 25 and 50 companies that the portfolio managers believe have the potential to outperform the Benchmark over the long term. The Fund aims to hold securities for long periods (typically 5-10+ years), which results in low portfolio turnover and is in line with the Fund's long-term investment outlook. Further to the Fund's long-term investment approach, the portfolio managers seek to identify companies with the potential to grow sustainably. When assessing a company's ability to deliver sustainable growth over the long term, Manager considers a range of factors, including the environmental, social and governance characteristics of a company.

The investment process can result in significant exposure to a single company or a small number of companies. The Fund is a non-diversified fund, which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund has adopted a fundamental investment policy to concentrate its investments (defined by regulations as investing at least 25% of its assets) in healthcare and healthcare-related industries. The portfolio managers may sell a holding if they determine there has been a material deterioration in the investment case or as appropriate to make other investments or meet redemptions. The portfolio management team reserves the flexibility to use the Fund's position as a shareholder to guide companies in the portfolio to resist excessive focus on shorter-term returns over the goal of delivering longer-term outcomes for both investors and society.

Under normal circumstances, the Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or in connection with purchases of or redemptions from the Fund.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar. In response to adverse market, economic, political or other conditions, the Fund may deviate from its investment policies by taking temporary defensive positions with some or all of its assets in high quality income securities, cash or cash equivalents. As a result, during such conditions, the Fund may not achieve its investment objective.

Principal Investment Risks

The "Principal Investment Risks" section below identifies and describes the principal risks of investing in the Fund.

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Selected Investment Techniques and Topics

In addition to the principal investment strategies discussed above, the Funds may engage in certain non-principal investment strategies. Additional context and details regarding both the Funds' principal investment strategies and the Funds' non-principal investment strategies are provided below.

Active and Frequent Trading

The Funds generally will not engage in active and frequent trading of portfolio securities as part of their ordinary-course efforts to achieve their principal investment strategies. However, unusual market conditions may trigger increased trading and/or portfolio turnover for a Fund to the extent the relevant investment team deems such actions necessary or appropriate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs affect the Fund's performance.

Capitalization Criteria and Investment Limitations

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

References to assets in the percentage limitations on the Funds' investments refer to total assets, unless otherwise indicated.

Unless otherwise stated, when a Fund is described as investing in a particular type of security or other instrument, the Fund may make such investments directly or indirectly. Indirect exposure may be achieved through a combination of multiple instruments or through a combination of one or more investment instruments and cash or cash equivalents. Indirect investments may include depositary receipts, derivatives (based on either notional or mark-to-market value depending on the instrument and circumstances), placement warrants or other structured products. Indirect exposure may also be gained through investments in operating companies and pooled vehicles such as mutual funds, exchange traded funds ("ETFs"), private funds, and non-U.S. investment vehicles. Because the Funds are subject to various regulatory requirements and limitations, a Fund's ability to obtain direct exposure to certain asset classes and investments may be prevented or restricted.

Cash Balances

Although each Fund will aim to remain fully invested in equities, each Fund may hold uninvested cash balances at the Fund's custodian or invest in cash equivalent securities, such as money market funds, in order to facilitate daily portfolio operations and to take temporary defensive positions.

CPO Exemption

The Manager is registered as a commodity pool operator ("CPO") with the Commodity Futures Trading Commission ("CFTC") and is a member of the National Futures Association (the "NFA"). However, the Manager has filed with the NFA a notice with respect to the Funds claiming an exclusion from the definition of the term CPO under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder. As a result, the Manager, as adviser to the Funds, is not currently subject to registration or regulation as a CPO with respect to the Funds. However, if in the future a Fund no longer meets the marketing or de minimis trading qualifications for this exclusion, the Manager would withdraw its notice with respect to the Fund claiming exclusion from the definition of a CPO, and the Manager, as adviser to such Fund, would be subject to registration and regulation as a CPO with respect to such Fund.

Currency Hedging

The Funds may in the future use, various investment products to hedge the risks to the Funds from exposure to local currency movements. These products include currency forward contracts and options thereon, and options and "spot" transactions directly in foreign currencies.

New financial products and risk management techniques continue to be developed and the Funds may use these new investments and techniques to the extent they are consistent with the Funds' investment objectives and strategies.

Emerging Markets

Each Fund may invest in issuers located in emerging markets. The Funds consider emerging markets countries to be comprised of those that are not categorized by MSCI as developed markets, excluding frontier markets.

Frontier Markets

Each Fund may invest in issuers located in frontier markets. The Funds consider frontier markets countries to be comprised of those that the Manager considers to be more developed than the least developed countries but less developed than emerging market countries. Frontier markets include, among others, Croatia, Estonia, Lithuania, Kazakhstan, Romania, Serbia, Slovenia, Kenya, Mauritius, Morocco, Nigeria, Tunisia, Bahrain, Jordan, Kuwait, Lebanon, Oman, Bangladesh, Sri Lanka and Vietnam.

Growth Companies

Each Fund may invest in growth companies. When assessing whether a company is "growth," a Fund considers a range of factors, including, but not limited to, the ability of the company to grow earnings faster than the market expects.

Illiquid Securities

A Fund may not purchase or otherwise acquire any illiquid securities if, immediately after the acquisition, the value of illiquid securities held by the Fund would exceed 15% of the Fund's net assets. The term "illiquid securities" for this purpose means securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Illiquid securities may include those securities whose disposition is restricted by securities laws, such as Rule 144A or private placement securities.

If any Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings no

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longer exceed this 15% limit, report the occurrence in compliance with relevant requirements under the Investment Company Act of 1940, as amended (the "1940 Act"), and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities.

Industry Classification of Issuers

The Manager shall make reasonable determinations as to the appropriate issuer industry classification, or sector classification of security issuers. As part of this determination, the Manager may take into account internal analysis or third party information such as categories, data or methodologies from Bloomberg Industry Classification Systems (BICS), Global Industry Classification Standard (GICS) codes, Standard Industry Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, the FTSE/Dow Jones Industry Classification Benchmark (ICV system) or any other reasonable industry classification system (including systems developed by the Manager). The Manager may use information differently for different industries, sectors or clients. The Manager's determinations may differ from the determinations of other investment professionals, or other third parties. Even where the Manager generally relies on a particular classification system, it may depart from that system in specific cases at its discretion.

Investing in China through the Stock Connect programs and QFI program

Baillie Gifford Health Innovation Equities Fund may invest in China "A" Shares ("A Shares" or "China A Shares"). China A Shares are common stocks and other equity securities of issuers located in China that are listed or traded on the Shanghai Stock Exchange, the Shenzhen Stock Exchange, or any other stock exchange in China and which are quoted in renminbi ("RMB"), the official currency of China. The Fund may access China A Shares through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together the "Stock Connect programs") or through the Manager's qualified foreign investor ("QFI") license. Historically, investments in stocks, bonds, and warrants listed and traded on a mainland Chinese stock exchange, investment companies, and other financial instruments (collectively referred to as "China Securities") approved by the China Securities Regulatory Commission ("CSRC") were limited for investment by non-Chinese investors. The CSRC has now granted the Manager a QFI license allowing the Manager to invest directly in China Securities and the Fund now has access to the Stock Connect programs.

The Stock Connect programs are securities trading and clearing link programs that enable international investors to invest in China A Shares. Trading under the Stock Connect programs is subject to an aggregate daily quota, which limits the maximum net buy value of cross-boundary trades under each of the Stock Connect programs each day. This is monitored by the Stock Exchange of Hong Kong on a real-time basis and reset every day. If the daily quota drops to zero or is exceeded, no further buy orders will be accepted for the remainder of that day (although sales of China A Shares are permitted regardless of the daily quota). The daily quota is not specific to any one particular investor. The Stock Connect programs are also subject to various other restrictions which may constrain the Fund's ability to invest in a particular company at a particular time, such as limits on when markets are open and trades processed and additional regulations and listing rules imposed by China and the Shanghai and Shenzhen exchanges.

Under the QFI program, there are certain regulatory constraints including, without limitation, restrictions on the types of instruments available for purchase by the license holder, the ability of the license holder to repatriate funds, and the structure of custodial and brokerage accounts for trading in Chinese securities. In particular, with respect to the QFI custodial arrangements, to the extent the Fund's cash is commingled with the assets of other clients of a Chinese custodian and the Chinese custodian becomes insolvent, the Fund will not have any proprietary rights to the cash deposited in the account, and the Fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the Chinese custodian. Although the relevant QFI regulations have recently been revised to relax regulatory restrictions on the onshore capital management by QFI license holders (including removing investment quota limit and simplifying routine repatriation of investment proceeds), it is a new development and therefore subject to uncertainties as to how well it will be implemented in practice, especially at the early stage. For additional information regarding custody risks that may be applicable to both the QFI and Stock Connect programs, see "Principal Investment Risks—Non-U.S. Investment Risk" below and "Risks—Emerging Markets Risk—Custody Risk" in the Statement of Additional Information (the "SAI").

See also "Principal Investment Risks—China Risk" below.

Investment Companies

Each Fund may invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. The 1940 Act places limits on each Fund's ability to invest in other registered investment companies, though the Funds may generally invest without limitation in unaffiliated unregistered pooled investment vehicles, other registered investment companies advised by the Manager and, in reliance on available exemptive relief until January 19, 2022, in ETFs. As a shareholder of these kinds of investment vehicles, a Fund may indirectly bear fees which are in addition to the fees the Fund pays its own service providers. To the extent permitted by law, the Funds may invest in collective investment vehicles that are sponsored by, and advised by, the Manager or an affiliate of the Manager (an "Affiliated Vehicle"). Any fee payable to the Manager or an affiliate thereof by any Affiliated Vehicle in respect of an investment by a Fund in such Affiliated Vehicle shall be reimbursed to the Fund by the Manager. Therefore, a Fund will only bear that portion of Affiliated Vehicle expenses payable to persons or entities other than the Manager or its affiliates, and will not be responsible for fees collected by the Manager at both the Fund level and the Affiliated Vehicle level.

Location of Issuers

A number of the Funds' policies are determined by reference to whether an issuer is "located in" a particular country or group of countries, whether its "principal activities" are in certain regions, or whether the issuer is located outside the U.S. more generally.

In determining where an issuer is located for these purposes, or where an issuer's principal activities are, the Manager will consider a number of factors (together, designed to determine

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whether an issuer is economically tied to a country or region), including but not limited to:

—  the markets in which the issuer's securities are principally traded;

—  where the issuer's headquarters, principal offices or operations are located;

—  where the issuer is organized;

—  the percentage of the issuer's revenues or profits derived from goods produced or sold, investments made, or services performed in the relevant country;

—  the Manager's own internal analysis; and

—  information provided by third party data analytics service providers.

No single factor will necessarily be determinative nor must all be present for the Manager to determine where an issuer is located. The Manager may weight these factors differently with respect to different geographic policies, different countries or different series of the Trust.

By way of example, the Manager may consider a company that is organized in the U.S., with its principal place of business in the U.S. and whose securities are traded principally on a U.S. exchange to be located outside the U.S., or to have its principal activities outside the U.S., if, for instance, more than 50% of the company's revenues are derived from activity outside the U.S. This may be true even if the Manager does not determine that the company is located in a specific non-U.S. country.

The categorization for compliance testing purposes may differ from how different portfolio managers, investment professionals, or third parties assign the location of individual issuers.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

Further Information

Further information about the Funds' investment strategies and investment instruments is available in the SAI.

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Principal Investment Risks

The value of your shares in a Fund will change with the value of the Fund's investments. Many factors can affect that value. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks."

The principal risks most relevant to each Fund are summarized in the "Fund Summaries." The risks described below expand on, and add to, the discussion in the "Fund Summaries." The risks are described in alphabetical order and not in the order of importance or potential exposure.

The principal risks applicable to each Fund are identified below, which may include additional risks to those described in the "Fund Summaries." Each principal risk without a parenthetical indicating a single Fund's name is applicable to both Funds. Each Fund may be subject to additional risks other than those identified below, because the types of investments made by each Fund can change over time. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Securities and techniques appearing in bold below but not otherwise defined below, are described in greater detail in the SAI, under the heading "Fund Investments—Investment Glossary."

Asia Risk

Because the Emerging Markets ex China Fund does not invest in China the risk descriptions below regarding China are not directly applicable to the Fund. The economies of countries in Asia are in all stages of economic development, and investing in companies located in or with exposure to Asian countries involves certain risks and considerations not typically associated with investing in securities of U.S. issuers. The economies of many Asian countries, such as Hong Kong, South Korea, and Singapore, are heavily dependent on international trade and on only a few industries or commodities and, as a result, can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. As export-driven economies, the economies of these countries are affected by developments in the economies and trade policies of their principal trading partners, which may include China, Japan, and the U.S. Many Asian economies are also intertwined, such that the countries may experience recessions at the same time or respond similarly to adverse events. Also, securities of some companies in Asia can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.

Furthermore, many Asian economies, such as China, South Korea and India, have experienced rapid growth and industrialization, and there is no assurance that their growth rate will be maintained. Companies in Asia may be subject to risks such as nationalization or other forms of government interference. Some Asian countries have governments with relatively short histories, which may increase the risk of political instability. Flooding, monsoons and other natural disasters also can significantly affect the value of investments.

Additionally, many Asian economies are considered emerging market economies. These countries are often characterized by undeveloped financial service sectors, high inflation, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. Investments in emerging Asian markets are generally subject to a greater risk of loss than investments in developed Asian markets. For example, investments in securities of issuers located in India involve heightened risks that include, among others, political and legal uncertainty, greater government control over the economy, and greater risk of hyperinflation, currency fluctuations, blockage of currency movements, repatriation of capital invested, and the nationalization or expropriation of assets. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and has confronted separatist movements, religious clashes, and border disputes. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on foreign investors. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as compared to in the U.S., may increase the risk of loss.

Investing in issuers located in Asia also exposes the Funds to additional risks, as further described in this section under "China Risk", "Japan Risk", "Emerging Markets Risk", "Frontier Markets Risk", "Non-U.S. Investment Risk", and "Market Disruption and Geopolitical Risk" and in the SAI under "Special Risks of Investing in Asian Securities" and "Special Risk Considerations of Investing in China."

China Risk (not applicable to Baillie Gifford Emerging Markets ex China Fund)

Special Risk Considerations of Investing in China

Investing in securities of Chinese issuers, including by investing in China A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers in part because the Chinese government exercises significant control over the Chinese economy through heavy involvement in economic and regulatory policy. Certain risks and considerations of investing in Chinese issuers include among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, restrictions on the size of permissible positions in individual Chinese issuers, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, greater political, economic, social, legal and tax-related uncertainty, high market volatility caused by any potential regional territorial conflicts, social instability, or natural disasters, custody risks and the risks associated with investments in variable interest entities ("VIEs"). U.S. sanctions or other investment restrictions could preclude the Baillie Gifford Health Innovation Equities Fund from investing in certain Chinese issuers or cause the Fund to sell investments at a disadvantageous time. Changes to political and economic relationships, including recent trade disputes and strained international relations, between China and other countries and changes to China's socioeconomic systems may adversely affect the Fund's investments in China. Additionally, portions of the Chinese securities markets may become rapidly and unexpectedly illiquid, as Chinese issuers have the ability to

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suspend the trading of their equity securities and have exercised that ability in the past in response to market volatility and other events. If the liquidity of investments became impaired, it could make investments more difficult to value, limit the Fund's ability to obtain cash to meet redemptions on a timely basis, hinder the Fund's ability to honor redemption requests within the allowable time period, and force the Fund to sell securities at a reduced price or under unfavorable conditions.

Stock Connect Investing Risk

Baillie Gifford Health Innovation Equities Fund may directly invest in A Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Stock Connect programs, or on such other stock exchanges in China which participate in the Stock Connect programs from time to time. The Fund's investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect the Fund's investments and returns, including daily limits on net purchases across the whole stock connect system and transfer restrictions. In addition, when investing through the Stock Connect programs, the Fund will not have access to the full market of China A Shares. Such investments are also subject to heightened tax and settlement risk and the risk of price fluctuations of A Shares during times when the Stock Connect programs are not trading. The Stock Connect programs are relatively new programs. Further developments are likely and there can be no assurance as to the programs' continued existence or whether future developments regarding the programs may restrict or adversely affect the Fund's investments or returns.

QFI Investing Risk

Baillie Gifford Health Innovation Equities Fund may, in the future, directly access securities of companies listed on exchanges located in China through the Manager's QFI license. Investing in securities of Chinese issuers through the QFI program presents additional risks. Under the QFI program, there are certain regulatory restrictions relating to, among other things, investment scope, repatriation of funds, foreign shareholding limits, and account structure, which could change at any time and adversely affect the Fund's investments. Additionally, there are ongoing uncertainties regarding how recent changes to the QFI program will be implemented.

Cross-Exchange Trading Risk

Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If Baillie Gifford Health Innovation Equities Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees.

Chinese Currency and Repatriation Risk

The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, which places significant restrictions on the remittance of foreign currencies and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for Baillie Gifford Health Innovation Equities Fund to remain fully invested. Any restrictions on repatriation of the Fund's portfolio investments may have an adverse effect on the Fund's ability to meet redemption requests or achieve its investment objective.

China A Shares Tax Risk

Investments in A Shares could result in unexpected tax liabilities for Baillie Gifford Health Innovation Equities Fund. Chinese law imposes withholding taxes on dividends and interest paid to foreign investors by companies listed in China, as well as capital gains realized by such investors, subject to certain temporary exemptions applicable to capital gains and value-added tax on gains realized from investments in A Shares. Application of these rules, including as a result of revocation of any temporary exemptions, could result in tax liabilities for the Fund, which could negatively affect investment returns for shareholders. Any restrictions on repatriation could limit the Fund's ability to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund may be required to sell other investments (including when it is not advantageous to do so) to meet such distribution requirements. If the Fund was unable to meet such distribution requirements, the Fund would be subject to U.S. federal income tax at the Fund level.

Variable Interest Entity Risk

Baillie Gifford Health Innovation Equities Fund may also invest in Chinese companies listed on foreign exchanges, such as U.S. or Hong Kong exchanges, that are part of VIE structures. Such investments are subject to the investment risks associated with the Chinese-based company. The VIE structure enables foreign investors, such as the Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has prohibited the non-Chinese ownership of such company. The VIE structure does not involve direct equity ownership in a China-based company, but instead establishes claims to the China-based company's profits and control of the company's assets through contractual arrangements. If the Chinese government were to determine that the contractual arrangements establishing the VIE structure did not comply with Chinese law or regulations, the Chinese operating company could be subject to penalties, revocation of its business and operating license, or forfeiture of ownership interests. The Chinese government appears to have begun taking steps designed to curb the use of new VIE structures on some exchanges. Further intervention by the Chinese government with respect to any existing VIE structures could significantly affect the relevant Chinese operating company's performance and thus, the value of the Fund's investment through a VIE structure, as well as the enforceability of the contractual arrangements of the VIE structure. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments such as chops and seals are used without authorization. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity

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owners) may breach the contractual arrangements, or Chinese law changes in a way that adversely affects the enforceability of the arrangements, or the contracts are otherwise not enforceable under Chinese law, in which case the Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available.

Investing in issuers located in China also exposes the Fund to additional risks, as further described in this section and under "Asia Risk", "Emerging Markets Risk", "Non-U.S. Investment Risk", and "Market Disruption and Geopolitical Risk" and in the SAI under "Special Risks of Investing in Asian Securities" and "Special Risk Considerations of Investing in China."

Conflicts of Interest Risk

The following does not purport to be a comprehensive list or complete explanation of all potential conflicts of interest which may affect a Fund. Any Fund may encounter circumstances, or enter into transactions, in which conflicts of interest may arise, which are not listed or discussed below.

Conflicts Relating to the Funds' Mixed Shareholder Base

Due to the distribution strategy adopted by the Manager, each Fund expects that a significant portion of its shares will be held by institutional investors such as private defined benefit retirement plans, city and state retirement systems, endowments, foundations, and other pooled investment vehicles, including other mutual funds. These institutional investors will often have broader shareholder servicing relationships with the Manager and its affiliates than other Fund shareholders and will likely receive information or reporting regarding their accounts that is different from the regular reporting the Fund makes to shareholders as a whole. In some cases, these institutional investors will have separate contractual arrangements with the Manager relating to their investment in the Fund. The Manager and the Fund each maintains a code of ethics as well as various procedures and guidelines designed to promote equal treatment and fairness among Fund shareholders and to prevent the inappropriate flow of material, non-public information. Nevertheless, the Manager's relationships with the Fund's institutional investor base gives rise to various conflicts of interest, since the Manager will sometimes have an incentive to favor those shareholders over other shareholders in the Fund.

Furthermore, one or more of the Manager's clients may invest in the Fund and, therefore, the Manager at times may have discretion to cause a significant portion of the Fund's investor base to redeem its investments in the Fund. Such redemptions may be made to make changes to or rebalance client allocations, including to the Fund, and may impact the Fund's performance. In addition, when a significant portion of the Fund's assets are held by other clients of the Manager, redemptions from the Fund may be more correlated with one another, which could have a negative impact on the Fund's liquidity.

Conflicts Relating to Side-by-Side Management of the Funds and Other Accounts

The Manager serves as investment adviser to various clients other than the Funds, including institutional separate accounts and other U.S. and non-U.S. pooled investment vehicles. Some of these clients may pursue strategies that are substantially similar or nearly identical to investment strategies pursued by a Fund. Other clients may pursue strategies that differ from a Fund's but which involve investments in many of the same securities. This "side-by-side" management gives rise to various potential or actual conflicts of interest. For example, one client may be seeking to invest in (or divest from) the same securities at the same time as a Fund. In addition, the Manager may invest on behalf of other clients in a company's securities issued prior to an IPO. Those client accounts may maintain their holdings, increase their holdings or sell their holdings in connection with the company's IPO. Since the Funds would generally invest only at the time of, or after, an IPO, the Manager could be subject to conflicts in connection with the Funds' later investment in the company. For example, the Manager could have an incentive to have the Funds purchase shares at the time of, or after, the IPO if doing so would benefit the Manager's other accounts. While the Manager maintains procedures to mitigate such conflicts, including procedures for the fair allocation of trades among its clients, it may have an incentive to favor some clients over others, particularly where the Manager is acting for a client account whose management fee depends on the performance of the account. Neither Fund currently pays a performance fee of any kind, while other accounts managed by the Manager do pay performance fees.

In addition, different client types typically have different client service relationships with the Manager. For example, an institutional separate account client whose account pursues the same investment strategy as a Fund may receive different, more, or more timely information regarding investment performance, portfolio holdings, strategy developments and/or the Manager's general market outlook than shareholders in the Fund. This informational advantage could provide an opportunity for a client to take actions that may have a detrimental impact on the Fund and its shareholders. For example, earlier reporting of negative news may cause a client to withdraw its investment with the Manager, causing a sale of portfolio securities that further depresses market prices for those securities and negatively impacts the net asset value of the Fund, in the event it is managed in parallel with that client's account. The Manager maintains various internal guidelines, procedures and processes to mitigate the conflicts of interest that arise from these diverse client relationships. Included among these are trade allocation policies designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. While these guidelines, procedures and processes are designed to ensure that all the Manager's clients are treated fairly, there is no guarantee that they will be effective in all cases.

Conflicts Relating to Investment Personnel Holding Positions in External Organizations

Subject to compliance oversight by the Manager, investment personnel may hold board or other non-executive positions in companies outside of Baillie Gifford ("External Organizations"), which could expose those individuals to material non-public information ("MNPI"). Any MNPI known could be imputed to the entire Baillie Gifford organization, including the Manager, which could impact trading across all Baillie Gifford strategies and limit the ability of the Manager to execute trades on behalf of the Funds. In addition to impacting a Fund's ability to trade in the

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External Organization, the possession of MNPI could also restrict the Manager's ability to trade the securities of public companies in which the External Organization also invests alongside the Fund. While the Manager has implemented compliance measures to mitigate the impact of this risk, there is no guarantee that exposure to MNPI can be completely prevented. Because a Fund might not be able to buy or sell a company's securities during times when the Manager is deemed to be in possession of MNPI, its performance could be negatively impacted. In addition, where a portfolio manager of a Fund holds an External Organization position, he or she may be restricted from participating in deliberations concerning certain investments related to that External Organization.

Currency Risk (principal risk for Baillie Gifford Emerging Markets ex China Fund)

If the Fund trades in securities quoted or denominated in currencies other than the U.S. dollar, or receives income in or takes a long position in a non-U.S. currency, and that currency declines in value relative to the U.S. dollar, the return to the Fund will be reduced. The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies directly. The Fund does not expect to engage in currency hedging and thus expect to be fully exposed to currency fluctuations relative to the U.S. dollar.

The values of non-U.S. currencies may fluctuate relative to the U.S. dollar in response to, among other factors, changes in supply and demand in the currency exchange markets, trade balances, actual or perceived interest rate changes, long-term opportunities for investment and capital appreciation, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. For further information, please see "Market Disruption and Geopolitical Risk" below.

If the Fund trades in securities quoted or denominated in currencies other than the U.S. dollar, or receives income in or takes a position in a non-U.S. currency, and that currency becomes illiquid, the Fund may not be able to convert that non-U.S. currency into U.S. dollars. As a result, the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. This will add to the cost of trading. For further information, please see "Liquidity Risk" below.

Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Emerging Markets Risk

Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets.

Emerging market economies may experience greater volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability than more established markets. Emerging markets economies may also have less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment policy when compared with typical developed markets. For example, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Securities and Exchange Commission (the "SEC"), the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses. Similarly, the reliability of trading and settlement systems in some emerging markets may not be equal to that available in more developed markets, which may result in problems realizing investments. See "Non-U.S. Investment Risk" below.

In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. They may also be reliant on a few industries, international trade or revenue from particular commodities. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems.

Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet such Fund's obligations. For example, restrictive investment quotas, controls and other dealing limitations may apply.

For these and other reasons, investments in emerging markets are often considered speculative. To the extent any Fund invests in emerging markets, it will be subject to all of the general risks described in this Prospectus as well as special risks (some of which are described in the SAI) that may affect the region where such Fund invests. See also "Frontier Markets Risk" below.

In addition, emerging markets risk for an emerging markets fund that excludes China from its investment universe may entail the additional risks associated with taking more focused positions in a smaller number of countries given the outsize investment opportunities presented in some emerging markets countries (such as India and South Korea) as opposed to others. See "Focused Investment Risk" below.

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Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Different types of equity securities provide different voting and dividend rights and priority in the event of a bankruptcy and/or insolvency of the issuer. The Funds may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts as described under "Depositary Receipts" below.

Equity securities may experience significant price volatility, and the market prices of equity securities can decline in a rapid or unpredictable manner.

The value of a company's equity securities may fall as a result of factors directly relating to that company, such as decisions or actions taken by its management or employees, which could include fraud or a criminal act, or lower demand for the company's products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs.

The value of a company's equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company's equity securities rank junior in priority to the interests of bond holders and other creditors, a company's equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market prices of equity securities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equity securities trading at lower multiples.

The Funds may invest in the equity securities of issuers with smaller to medium-sized market capitalizations. See "Small- and Medium-Capitalization Securities Risk" below.

Depositary Receipts

The Funds may invest in depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers, including political, regulatory, and economic risks. Investments in depositary receipts may similarly be less liquid and more volatile than the underlying securities in their primary trading market.

The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Investing in these instruments exposes a Fund to credit and counterparty risk with respect to the issuer of the ADR, EDR or GDR, in addition to the risks of the underlying investment. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may also have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.

Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and redemption fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer's request. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and redemption of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, synthetic convertible securities and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk.

Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible. Convertible securities may also be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings.

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Participatory Notes

From time to time, a Fund may use participatory notes ("P-Notes") to gain exposure to securities in certain foreign markets. P-Notes are a type of derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S. based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of the securities and markets. The performance results of P-Notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it. For further information about some of the risks, please see "Emerging Markets Risk," "Liquidity Risk," "Market Disruption and Geopolitical Risk," and "Non-U.S. Investment Risk" in this section.

Preferred Securities

Preferred stocks (or "preferred securities") represent equity interests in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred securities may pay fixed or adjustable rates of return and are subject to issuer-specific risks.

Dividends for preferred securities are typically paid after payments to debt and bond holders. Unlike debt securities, dividend payments on a preferred security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally under no obligation to pay dividends. A preferred security may therefore lose substantial value if the board of directors of the issuer decides not to pay dividends. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates. If a Fund owns a preferred stock that is deferring its distribution, it may also be required to recognize income for tax purposes despite the fact that it is not receiving current distributions with respect to this position.

Preferred security holders commonly have no or limited voting rights with respect to the issuing company, which will limit the ability of the Fund to influence the issuer.

Many preferred securities allow holders to convert the preferred securities into common stock of the issuer. Consequently, their market price can be sensitive to changes in the value of the issuer's common stock. Declining common stock values may also cause the value of the Fund's investments to decline.

Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in the Fund's yield.

Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Focused Investment Risk

Funds whose investments are focused in related, or a limited number of, countries, regions, sectors, companies or industries (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another, are subject to greater overall risk than funds whose investments are more diversified.

A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers. In such cases, a decline in the market price of a particular security held by the Fund is likely to affect the Fund's performance more than if the Fund invested in the securities of a larger number of issuers.

To the extent that a Fund focuses its investments in securities denominated in a particular foreign currency or in investments tied economically to (or related to) a narrowly defined geographic area, it will be subject to increased risks, when compared with more diversified funds. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region. Similarly, a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country may be sensitive to the same events, such as weather, natural disasters, public health crises, or events affecting other companies in that region or country because of common characteristics, risk exposures and regulatory burdens. Issuers in the same area may also react similarly to specific economic, market, political or other developments. See also "Non-U.S. Investment Risk" below.

A Fund that focuses its investments in a certain type of issuer will be particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or "sectors"). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

Furthermore, certain issuers, industries and regions may be adversely affected by the impacts of climate change on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

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Baillie Gifford Funds – Prospectus

Frontier Markets Risk (principal risk for Baillie Gifford Emerging Markets ex China Fund)

Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid and, as a result, may be more volatile and less liquid than investments in more developed markets or in other emerging market countries. Some of these markets may have unstable governments, economies based on only a few industries and securities markets that trade only a limited number of securities. Many frontier markets do not have well-developed regulatory systems and disclosure standards may be less stringent than those of more developed markets. The risks of expropriation, nationalization, and social, political, and economic instability are greater in frontier markets than in more developed markets. These risks, which are characteristic of many emerging markets generally, may be especially heightened in frontier markets, due to political, economic, financial, or other factors.

Geographic Focus Risk

A Fund that focuses its investments in a limited number of countries or geographic regions will not offer the same level of diversification of risks as a more broadly global fund because it will be exposed to a smaller geographic area. The performance of a Fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the Fund invests, and may be more volatile than the performance of a more geographically-diversified portfolio.

Government and Regulatory Risk

Governmental and regulatory authorities in the United States and other countries, have taken, and may in the future take, actions intervening in the markets in which a Fund invests and in the economy more generally. Governmental and regulatory authorities may also act to increase the scope or burden of regulations applicable to a Fund or to the companies in which a Fund invests. The effects of these actions on the markets generally, and a Fund's investment program in particular, can be uncertain and could restrict the ability of a Fund to fully implement its investment strategies, either generally, or with respect to certain securities, industries, or countries. For example, sanctions or other investment restrictions imposed by governments could preclude a Fund from investing in certain issuers or cause a Fund to sell investments at a disadvantageous time; new regulations on social media companies or new anti-trust regulations could adversely affect the value of certain growth stocks held by a Fund; and new regulations promulgated by securities regulators could increase the costs of investing in a Fund by increasing expenses borne by the Fund in order to comply with such regulations.

By contrast, markets in some non-U.S. countries historically have been subject to little regulation or oversight by governmental or regulatory authorities, which could heighten the risk of loss due to fraud or market failures in those countries. For example, a foreign government's decision not to subject companies to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S.-based companies could increase the risk that accounting fraud goes undetected. The lack of government-enforced oversight may result in investors having limited rights and few practical remedies to pursue shareholder claims.

Furthermore, governments, agencies, or other regulatory bodies may adopt or change laws or regulations that could adversely affect a Fund or the market value of an instrument held by a Fund. The Manager cannot predict the effects of any new laws or regulation that may be implemented, and there can be no assurance that any new laws or regulations will not adversely affect a Fund's ability to achieve its investment objective. For example, financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation which may change frequently and have significant adverse consequences on a Fund. Similarly, investments in certain industries, sectors, or countries may also be subject to extensive regulation. Economic downturns and political changes can trigger economic, legal, budgetary, tax, and other regulatory changes. Regulatory changes may impact the way a Fund is regulated or the way a Fund's investments are regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund's ability to pursue its investment strategy or achieve its investment objective.

Growth Stock Risk

The prices of growth stocks may be based largely on expectations of future earnings, and can decline rapidly and significantly in reaction to negative news about various factors, such as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time. Growth stocks may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds investments in growth stocks, the Fund may underperform other investment funds that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.

Healthcare Industry Risk (principal risk for Baillie Gifford Health Innovation Equities Fund)

The healthcare industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, demand for medical products and services and product liability claims, among other factors. Healthcare companies are subject to competitive forces that may result in price discounting.

Many new products in the healthcare industry may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful.

Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on access to resources and on the developer's ability to receive patents

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Baillie Gifford Funds – Prospectus

from regulatory agencies. Many healthcare companies are also heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability.

A number of issuers in the healthcare industry have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching.

In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare industry.

Information Technology Risk

The Funds, their service providers, and other market participants increasingly depend on complex information technology and communications systems. These systems are subject to a number of different threats or risks that could adversely affect the Funds and their shareholders, despite the efforts of the Funds and their service providers to adopt technologies, processes, and practices intended to mitigate these risks.

Unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Funds, the Funds' service providers, counterparties, or other market participants or data within those systems (each, a "cyber-attack"). Successful cyber-attacks against, or security breakdowns of, a Fund, the Manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Funds or their shareholders. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.

Cyber-attacks, and other technical issues may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. They may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. There is also a risk that cyber-attacks may not be detected.

Market events may also occur at a pace that overloads current information technology and communication systems and processes of the Funds, the Funds' service providers, or other market participants, affecting their ability to conduct the Funds' operations.

Similar types of information technology risks are present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds' investments to lose value.

The Funds and their service providers have established business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures. However, there are inherent limitations in such plans and processes, including that they do not apply to third parties, the possibility that risks may not have been identified or new risks may emerge in the future. The Funds also cannot directly control any information security plans and systems put in place by their service providers, counterparties, issuers in which the Funds invest, or securities markets and exchanges. In addition, such third-parties may have limited indemnification obligations to the Manager or the Funds.

Investment Style Risk

The Manager actively makes investment decisions for the Funds through bottom-up stock selection. Accordingly, each Fund will have risk characteristics that differ from its benchmark index. The Manager's judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager's investment decisions will produce the desired results. There can also be no assurances that the Manager is able to identify a sufficient number of potential investments to meet a Fund's investment strategy. This risk is heightened for Funds with more focused investment strategies that rely on identifying a small number of companies the Manager believes present truly outstanding investment opportunities.

IPO Risk

Each Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to such Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Japan Risk (not applicable to Baillie Gifford Emerging Markets ex China Fund)

Investing in Japan may involve greater geopolitical, economic, and environmental risk than investing in the United States or other developed economies. For example, despite Japan's recent economic growth and emerging economic relationships with neighboring Southeast Asian countries, the growth of the

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Baillie Gifford Funds – Prospectus

Japanese economy has been behind that of other major developed economies. Part of the reason for this is that Japan, like many Asian countries, is still heavily dependent upon international trade, such as oil imports, and thus susceptible to the adverse effects of trade barriers, exchange controls, and other measures imposed or negotiated by the countries with which they trade. One trading partner in particular is China, whose political relationship with Japan has, at times, been stressed. Such rising political tensions could adversely affect the Japanese economy and destabilize the region.

The value of Japan's currency, the yen, has been susceptible to fluctuations. Increases in its value may cause a decline in exports that could weaken the Japanese economy. Japan has in the past, countered drastic shifts in its currency by intervening in the currency markets in an attempt to maintain or reduce the value of the yen. This intervention in the currency markets could cause the value of the yen to swing sharply and unpredictably and could cause losses to investors.

Japan has an aging population and a significant population decline, which has resulted in a shrinking workforce. Its labor market appears to be undergoing fundamental structural changes, as it has shifted from a labor market familiar with lifetime employment to a market adjusted to meet the need for increased labor mobility. This change in the labor market may adversely affect Japan's economic competitiveness. Furthermore, natural disasters, such as earthquakes, volcanoes, typhoons, and tsunamis have and may continue to pose negative effects on the Japanese economy.

Investing in issuers located in Japan also exposes Baillie Gifford Health Innovation Equities Fund to additional risks, as further described in this section under "Asia Risk", "Non-U.S. Investment Risk", and "Market Disruption and Geopolitical Risk" and in the SAI under "Special Risks of Investing in Asian Securities."

Large-Capitalization Securities Risk (principal risk for Baillie Gifford Emerging Markets ex China Fund)

Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by smaller companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Liquidity Risk

Liquidity risk is the risk that a Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which the Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Such investments may also be particularly susceptible to valuation risk. See "Valuation Risk" below.

Liquidity risk may be magnified during periods of changing interest rates, significant shareholder redemptions, or market turmoil.

The Funds are each subject to the risk that low trading volume, lack of a market maker, large positions in securities of particular issuers, or legal restrictions (including daily price fluctuation limits or 'circuit breakers') could make any investment illiquid. The market for certain investments may also become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, securities issued by the U.S. Treasury have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008.

An inability to sell a portfolio position can adversely affect a Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. In addition, it may be difficult for a Fund to value illiquid securities accurately. Securities of issuers in emerging markets and frontier markets may be particularly susceptible to this risk. See "Emerging Markets Risk" and "Frontier Markets Risk" above.

Illiquid securities may also trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquid securities are more susceptible than other securities to price declines when market prices decline generally.

Furthermore, disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. For example, a Fund may hold restricted securities and there can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

If a Fund holds illiquid securities it may be forced to sell other securities or instruments that are more liquid, but at an unfavorable price, time and conditions, in order to meet redemption requests. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of a Fund. In some cases, due to unanticipated levels of illiquidity a Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.

Mutual funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market or credit risk tend to have the greatest exposure to liquidity risk.

Rule 22e-4 under the 1940 Act requires each Fund to adopt a liquidity risk management program to assess and manage its liquidity risk. Under its program, a Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. While the liquidity risk management program attempts to assess and

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Baillie Gifford Funds – Prospectus

manage liquidity risk, there is no guarantee it will be effective in its operations and it may not reduce the liquidity risk inherent in a Fund's investments.

Long-Term Investment Strategy Risk

The Funds pursue a long-term investment approach, typically seeking returns over a period of several years, which can comprise a full market cycle or more. This investment style may cause a Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and a Fund may not perform as expected in the long term. The market price of a Fund's investments will fluctuate daily due to economic and other events that affect particular companies and other issuers or the market as a whole, and the market may disagree with the Manager's assessment for growth in the shorter- or longer-terms. Short- and medium-term price fluctuations may be especially pronounced in less developed markets or in companies with lower market capitalizations. A Fund that integrates environmental, social and governance factors into its long-term investment approach is also subject to the risks described above.

Investments in certain industries or markets may be subject to wider variations in performance as a result of special risks common to such markets or industries. For example, information technology companies may have limited product lines, markets or financial resources and may be affected by worldwide technological developments and their products and services may quickly become outdated. Similarly, emerging market economies may experience lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability than more developed markets, which may result in greater volatility and significant short- or medium-term price fluctuations.

An investment in the Funds may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of a Fund's portfolio, including short- or medium-term losses.

Market Disruption and Geopolitical Risk

Geopolitical, environmental and other events may disrupt securities markets and adversely affect global economies and markets. These disruptions could prevent the Funds from implementing their investment strategies and achieving their investment objectives, and increase the Funds' exposure to the other risks detailed in this Prospectus. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S.

War, terrorism, public health crises, and geopolitical events, such as sanctions, tariffs, trade disputes, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk.

Natural and environmental disasters, such as earthquakes and tsunamis, can be highly disruptive to economies and markets,

adversely impacting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds' investments. Similarly dramatic disruptions can be caused by communicable diseases, epidemics, pandemics, plagues and other public health crises.

Communicable diseases, including those that result in pandemics or epidemics, may pose significant threats to human health, and such diseases, along with any efforts to contain their spread, may be highly disruptive to both global and local economies and markets, with significant negative impact on individual issuers, sectors, industries, and asset classes. Significant public health crises, including those triggered by the transmission of a communicable disease and efforts to contain it may result in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. All of these disruptive effects were present, for example, in the global pandemic linked to the outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 that was first reported in China in December 2019. The effects of any disease outbreak may be greater in countries with less developed disease prevention and control programs and may also exacerbate other pre-existing political, social, economic, market and financial risks. A pandemic and its effects may be short term or may last for an extended period of time, and in either case can result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair a Fund's ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund's service providers, adversely affect the value and liquidity of a Fund's investments, and negatively impact a Fund's performance, and overall prevent a Fund from implementing its investment strategies and achieving its investment objective.

Certain locations and industries may be particularly susceptible to this risk, and other risks may be heightened by such events. See, for example, China Risk, Emerging Markets Risk, Frontier Markets Risk, Information Technology Risk, Japan Risk, Liquidity Risk, Service Provider Risk, and Valuation Risk.

Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by the Funds.

Market disruptions, including sudden government interventions (e.g., currency controls), can also prevent the Funds from implementing their investment strategies efficiently and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds' derivatives counterparties to discontinue offering derivatives on some underlying securities, reference rates, or indices, or to offer them on a more limited basis.

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Baillie Gifford Funds – Prospectus

While the U.S. government has honored its credit obligations continuously for more than 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds' investments. Similarly, political events within the U.S. can result in the shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties regarding the viability of the European Union have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world's securities markets would likely be significantly disrupted and the Manager's business may be adversely affected. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union, commonly referred to as "Brexit." The United Kingdom formally left the European Union on January 31, 2020. There is still a significant degree of uncertainty about the potential consequences of Brexit. Brexit may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European Union economies, as well as the broader global economy for some time. The consequences of the United Kingdom's or another country's exit from the European Union and/or Eurozone also could threaten the stability of the euro for remaining countries and could negatively affect the financial markets of other countries in the European region and beyond.

Because of the fast-moving nature of current U.S.-China trade disputes, there is a heightened risk that events occurring after the close of Chinese markets may have a material impact on the value of Chinese securities held by a Fund. The likelihood of such an occurrence and impact of such events may be difficult to assess before a Fund's Pricing Point (as defined below) on the same day, which may impact the accuracy of the NAV per share calculated by a Fund on a given day. The Funds maintain policies and procedures intended to mitigate this risk.

Market Risk

Market risk is the risk of unfavorable market-induced changes in the value of securities owned by a Fund.

Market prices of investments held by the Funds are volatile and will go up or down, sometimes rapidly or unpredictably. The prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest or currency rates, changes in actual or perceived creditworthiness of issuers, adverse investor sentiment generally, market liquidity, real or perceived adverse market conditions and the risks inherent in investment in securities markets.

The total return of a Fund may consequently fluctuate within a wide range, so you could lose money over short or even long periods. Even if economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which a Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices.

New and Smaller-Sized Funds Risk

New funds and smaller-sized funds (including funds that are thinly capitalized or that have lost significant assets through market declines or redemptions) will be subject to greater liquidity risk due to their smaller asset bases. A large shareholder redemption from a small fund could require the fund to sell securities at disadvantageous times or prices or to delay payment of redemption proceeds to a redeeming shareholder. In addition, in order to mitigate liquidity risk, new or smaller-sized funds may be more likely to borrow under a credit facility (which would increase fund expenses) or hold a proportionally higher percentage of their assets in cash to meet shareholder redemptions (which could hamper performance).

A fund that has been recently formed will have limited or no performance history for investors to evaluate. There can be no assurance that a new fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a fund's gross expense ratio may fluctuate during its initial operating period because of the fund's relatively smaller asset size and, until the fund achieves sufficient scale, a fund shareholder may experience proportionally higher fund expenses than would be experienced by shareholders of a fund with a larger asset base.

Non-Diversification Risk

Each Fund is classified as a "non-diversified" fund. A non-diversified fund may hold a smaller number of portfolio securities, with larger positions in each security it holds, than many other mutual funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund's shares may be more volatile than the values of shares of more diversified funds. See also "Focused Investment Risk."

Non-U.S. Investment Risk (principal risk for Baillie Gifford Emerging Markets ex China Fund)

Investing in non-U.S. securities (i.e., those which are not primarily traded on a United States securities exchange) involves additional and more varied risks than those typically resulting from investing in U.S. markets. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries.

The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. For example, the securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that

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Baillie Gifford Funds – Prospectus

could adversely affect the values of the Fund's investments in certain non-U.S. countries. There may be a greater risk of economic turmoil as a result of political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters, causing the Fund's investments in that country to experience gains or losses. The securities of some non-U.S. entities could also become subject to sanctions or embargoes that adversely affect the Fund's investment.

Issuers of non-U.S. securities are subject to different, and often less comprehensive, accounting, reporting, custody, auditing and disclosure requirements than domestic issuers. There may be less information publicly available about a non-U.S. entity than about a U.S. entity. Moreover, in certain non-U.S. countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. It may be difficult to obtain and enforce judgments against non-U.S. entities. In addition, some jurisdictions may limit the Fund's ability to profit from short-term trading (as defined in the relevant jurisdiction).

Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets. Prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) could similarly expose the Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers.

Non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar. Consequently, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. See "Currency Risk" above.

Non-U.S. countries may also have additional requirements with respect to the ownership of securities. For example, many non-U.S. countries have additional reporting requirements that may be subject to interpretation or change without prior notice to investors. While the Fund makes reasonable efforts to stay informed of foreign reporting requirements relating to the Fund's foreign portfolio securities, no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times. There are also special tax considerations which apply to securities of non-U.S. issuers and securities principally traded overseas. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. See "Tax" below and the SAI for further details.

Additionally, U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund's ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market, the Fund may be required to purchase ADRs, GDRs, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a foreign license by one of the Manager's clients may preclude other clients, including the Fund, from obtaining a similar license, and this could limit the Fund's investment opportunities. In addition, the activities of another of the Manager's clients could cause the suspension or revocation of a license and thereby limit the Fund's investment opportunities.

Service Provider Risk

Each Fund is subject to the risk that the Manager will apply techniques and analyses to the Funds' investment practices that are not as successful as the techniques and analyses used by other investment advisers. There is no guarantee that the Manager will be able to enhance the returns of the Funds or preserve the Funds' assets. The Manager also may fail to use derivatives effectively, including by choosing to hedge or not to hedge positions at disadvantageous times. The Manager's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging or allocation strategy may prove to be incorrect, and may cause the Funds to incur losses.

There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager's ability to achieve the Funds' investment objectives. A change in laws or regulations due to political or economic events, such as Brexit, may impact the Manager's ability to retain its portfolio managers and other key personnel. For additional information on Brexit see "Market Disruption and Geopolitical Risk" above.

The Funds are also subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. The Funds currently utilize entities affiliated with the Bank of New York Mellon to serve as transfer agent, administrator, custodian and fund accounting agent to the Funds. This arrangement could magnify losses resulting from a systems failure affecting the Bank of New York Mellon. Loss may be caused by inadequate procedures and controls, human error, system failures, negligence, misfeasance or fraud by a service provider or insolvency of a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security.

Settlement Risk (principal risk for Baillie Gifford Emerging Markets ex China Fund)

Markets in different countries have different clearance and settlement procedures. Certain markets may from time to time be unable to keep pace with the volume of transactions.

Delays in settlement may increase credit risk to the Fund or limit the ability of the Fund to reinvest the proceeds of a sale of securities. Delays in settlement may also subject the Fund to penalties for their failure to deliver to on-purchasers of securities whose delivery to the Fund was delayed.

Delays in the settlement of securities purchased by the Fund may also limit the ability of such Fund to sell those securities at times and prices it considers desirable, and may subject the Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. The Fund may be required to borrow monies it had otherwise expected to

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Baillie Gifford Funds – Prospectus

receive in connection with the settlement of securities it has sold, in order to meet its obligations to others.

Limits on the ability of the Fund to purchase or sell securities due to settlement delays could increase any variance between the Fund's performance and that of its benchmark indices.

Small- and Medium-Capitalization Securities Risk

The securities of small- and medium-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. Similarly, the securities of small- and medium-sized companies may trade less frequently and in smaller volumes than securities of larger companies. The prices of these securities may consequently fluctuate more sharply than those of other securities, and the Funds may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Moreover, there may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility.

Some securities of small- and medium-sized issuers may also be illiquid or may be restricted as to resale. A Fund may therefore be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations.

Underlying Funds Risk

A Fund that invests in U.S. or non-U.S. pooled investment vehicles, such as ETFs, mutual funds, and private funds, ("Underlying Funds") will be exposed to the risk that the Underlying Fund does not perform as expected and indirectly to all of the risks applicable to an investment in such Underlying Funds. In addition, lack of liquidity in the Underlying Fund could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the underlying fund at a time or at a price it might consider desirable. The investment policies and limitations of the Underlying Funds may not be the same as those of a Fund; as a result, a Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in Underlying Funds. If an Underlying Fund is an exchange-traded fund or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their net asset value, an effect that might be more pronounced in less liquid markets. A Fund bears its proportionate share of the fees and expenses of any Underlying Fund in which it invests.

The Manager or an affiliate may serve as investment adviser to some Underlying Funds, leading to potential conflicts of interest and other risks. For example, the Manager would have an incentive to invest in Underlying Funds in need of seed capital, even if the expenses of such Underlying Funds are higher than alternative investments or alternative investments would be more appropriate for a Fund in light of its investment strategy. Investment by a Fund in an Underlying Fund may be beneficial to the Manager or an affiliate in the management of the Underlying

Fund, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Manager will, in some circumstances, have an incentive to invest a Fund's assets in an Underlying Fund sponsored or managed by the Manager or its affiliates in lieu of investments by a Fund directly in portfolio securities, or may have an incentive to invest in the affiliated Underlying Fund over a pool sponsored or managed by others. Similarly, the Manager may have an incentive to delay or decide against the sale of interests held by a Fund in an Underlying Funds sponsored or managed by the Manager or its affiliates. It is possible that other clients of the Manager or its affiliates will purchase or sell interests in an Underlying Fund sponsored or managed by the Manager or its affiliates at prices and at times more favorable than those at which a Fund does so. In addition, the Manager's fiduciary duty to an affiliated Underlying Fund may subject a Fund to restrictions on redemptions in certain circumstances, which may make a Fund's investments in affiliated Underlying Funds less liquid than investments in other Underlying Funds.

Valuation Risk

In certain circumstances, some of a Fund's portfolio holdings may be valued on the basis of factors other than market quotations by employing the fair value procedures adopted by the Board. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time. Investors who purchase or redeem shares on days when a Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

The SAI includes more information about the Funds, their investments and the related risks.

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Baillie Gifford Funds – Prospectus

FUND MANAGEMENT

Investment Manager

Each Fund is advised and managed by the Manager, Baillie Gifford Overseas Limited. The Manager's principal place of business is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland. The Manager also has an office in New York City, New York, USA. The Manager is a wholly owned subsidiary of Baillie Gifford & Co., which is controlled by its working partners. The Manager, its parent, Baillie Gifford & Co., and their affiliates are referred to as "Baillie Gifford."

Experience

The Manager is a registered investment adviser which, together with its affiliates, advises other mutual funds and a variety of private accounts, including accounts managed on behalf of corporate and public pension plan sponsors, endowments, foundations, sovereign wealth funds, and family office clients. The Manager was organized in 1983, and had approximate assets under management of $285.3 billion as of December 31, 2020.

Investment Services

The Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of the Trust, pursuant to the Amended and Restated Investment Advisory Agreement between the Manager and the Trust on behalf of each Fund, as amended from time to time (the "Advisory Agreement").

A discussion regarding the basis of the Board's approval of the Advisory Agreement of each Fund will be available in the first shareholder report that covers the period in which the Funds commence operations.

Under the Advisory Agreement, each Fund pays the Manager an advisory fee quarterly (the "Advisory Fee"). The Advisory Fee is calculated and accrued daily as a percentage of the average daily net assets of each Fund.

The Advisory Fee paid by each Fund under the Advisory Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of the Fund's average daily net assets.

Fund	Average Daily Net Assets of the Fund (billions)	Annual Advisory Fee Rate at Each Asset Level (percentage of the Fund's average daily net assets)
Baillie Gifford Emerging Markets ex China Fund	$0 - $2 >$2 - $5 Above $5	0.55 0.51% 0.49%%
Baillie Gifford Health Innovation Equities Fund	$0 - $2 >$2 - $5 Above $5	0.33 0.29% 0.27%%

Upon termination of the Advisory Agreement at other than quarter end, the Advisory Fee for the partial quarter shall be determined by reference to the termination date and shall be prorated accordingly.

Administration and Supervisory Services

The Manager is responsible for providing certain administrative services to Fund shareholders as well as coordinating, overseeing and supporting services provided to Fund shareholders by third parties, including financial intermediaries that hold accounts with the Funds, pursuant to an Administration and Supervisory Agreement between the Manager and the Trust on behalf of each Fund (the "Administration and Supervisory Agreement"). The Administration and Supervisory Agreement also relates to the Class K and Institutional Class shares of other series of the Trust.

Under the Administration and Supervisory Agreement, each Fund pays to the Manager an Administration and Supervisory Fee quarterly, in arrears, with respect to Class K and Institutional Class shares at an annual rate of 0.17% of such Fund's average net assets. The Administration and Supervisory Fee and the Advisory Fee are together referred to as the "Management Fee." The Funds had not commenced operations as of the end of the most recently completed fiscal year. As a result, the Funds did not pay Administration and Supervisory Fees for the most recently completed fiscal year.

The Trust has adopted an Administration, Supervisory and Sub-Accounting Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class K and Institutional Class shares of each Fund (the "Plan"). However, no distribution payments under Rule 12b-1 have been authorized by the Board as of the date of this Prospectus, and no distribution fees under Rule 12b-1 are currently payable under the Plan. If the Board authorizes distribution payments pursuant to Rule 12b-1 in the future for any class of shares, the Manager or another service provider might collect distribution fees under Rule 12b-1, but only after appropriate authorization by the Board and after this Prospectus has been updated to reflect such additional fees. Should distribution payments under Rule 12b-1 be collected, these fees would be paid out of the applicable Fund's assets on an ongoing basis, and over time these fees could increase the cost of your investment and may cost you more than paying other types of sales charges.

Participating Affiliate Arrangements

The Manager has entered into a personnel-sharing arrangement with its Hong Kong-based affiliate, Baillie Gifford Asia (Hong Kong) Limited ("Baillie Gifford Asia"). Pursuant to this arrangement, Baillie Gifford Asia acts as a "participating affiliate" of the Manager and certain employees of Baillie Gifford Asia are treated as "associated persons" of the Manager. In this capacity, these individuals are subject to the oversight of the Manager and its Chief Compliance Officer. These associated persons, on behalf of the Manager, provide trade execution and related services to the Funds. The personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions.

Baillie Gifford Asia is not registered as an investment adviser with the SEC. The Manager may in the future enter into additional personnel-sharing arrangements, including with its non-U.S. unregistered investment advisory affiliates, for a variety of investment advisory services, including investment research and portfolio management.

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Baillie Gifford Funds – Prospectus

Expenses

The organizational and operational expenses of the Funds are borne by the relevant Fund, including but not limited to brokerage commissions, transfer taxes and extraordinary expenses in connection with its portfolio transactions, all applicable taxes, independent trustee compensation, interest charges, charges of custodians, auditing and legal expenses.

Certain expenses, not including advisory and custodial fees or other expenses related to the management of a Fund's assets, may be allocated to a specific class of shares if those expenses are actually incurred in a different amount with respect to a class, or if services are provided with respect to a class that are of a different kind or to a different degree than with respect to the other class. As discussed below under "Buying, Selling, and Exchanging Shares through Financial Intermediaries—How are financial intermediaries compensated?" Institutional Class shares bear expenses in connection with compensating financial intermediaries for sub-transfer agency and other services. Class K shares do not bear such expenses.

The Manager has contractually agreed to waive its fees and/or bear Other Expenses of the Funds shown in the table below, with respect to each such Fund, to the extent that such Fund's Total Annual Operating Expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed the amounts listed below.

Fund	Class	Expense Limit (percentage of each Fund's average daily net assets)
Baillie Gifford Emerging Markets ex China Fund	Class K and Institutional Class	0.87%
Baillie Gifford Health Innovation Equities Fund	Class K and Institutional Class	0.65%

For the purposes of determining any such fee waiver and/or expense reimbursement, the expenses are calculated based on the percentage of the relevant Fund's average daily net assets. Sub-accounting expenses (which are excluded from the cap on Total Annual Fund Operating Expenses) include, without limitation, sub-transfer agency, sub-administration and other shareholder servicing fees and expenses of the type described below under the heading "Buying, Selling, and Exchanging Shares through Financial Intermediaries."

Pursuant to the terms of the agreements governing the expense limitations, the Manager does not have a right to recover from the Funds any fees waived or expenses paid pursuant to these expense limitations. The expense limitations are currently scheduled to continue until April 30, 2023 but may be continued past that date by agreement of the Board and the Manager. The contractual agreements may only be terminated by the Board.

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Baillie Gifford Funds – Prospectus

Investment Teams

Investment decisions made by the Manager for the Funds are made by teams of portfolio managers organized for that purpose.

Baillie Gifford Emerging Markets ex China Fund Team

Under normal circumstances, the Fund's portfolio management team meets regularly to review existing holdings and individual stock decisions. The team also holds ad hoc meetings as required to discuss relevant developments in the portfolio. The ultimate decision to buy or sell a stock rests with members of the portfolio management team.

Baillie Gifford Emerging Markets ex China Fund is jointly and primarily managed by a team of experienced portfolio managers, which consists of:

Education	Investment Experience
Ben Durrant BSc (Hons) in Mathematics (2012) University of Edinburgh CFA (U.K.) Charterholder	Mr. Durrant is an Investment Manager in the Emerging Markets Team and before that he was an Investment Analyst in the Private Companies Team. He joined Baillie Gifford in 2017. He previously worked for RBS in their Group Strategy and Corporate Finance Team. He is also a Chartered Accountant and a CFA Charterholder. Ben graduated BSc (Hons) in Mathematics from the University of Edinburgh in 2012.
Mr. Durrant has been a member of the team since the Fund's inception in 2021.
Mike Gush MEng (2003) Durham University	Mr. Gush joined Baillie Gifford in 2003 and became a Partner of Baillie Gifford & Co in 2020. He first worked in the U.K. and Japanese Equities Teams before moving to the Emerging Markets Equity Team in 2005. Mr. Gush is a named manager for Baillie Gifford's emerging markets and China funds, as well as being responsible for the Emerging Markets Small Cap Strategy. He has also been involved with the Global Stewardship Strategy since its inception in 2015. He became a portfolio manager in 2006 and has researched all Emerging Markets during his career. Mr. Gush also has previous experience managing the Pacific Horizon Investment Trust and Baillie Gifford Pacific Fund. He is a CFA Charterholder and graduated MEng from the University of Durham in 2003.
Mr. Gush has been a member of the team since the Fund's inception in 2021.
Andrew Stobart MA in Economics (1987) Cambridge University	Mr. Stobart has been a portfolio manager in the Emerging Markets Team since 2007 and sits on the Emerging Markets All Cap Portfolio Construction Group. Mr. Stobart has also been a member of the International Alpha Portfolio Construction Group since 2008. Since joining Baillie Gifford as an Investment Analyst in 1991, Mr. Stobart has worked in the U.K., Japanese and North American Teams. Prior to joining Baillie Gifford, Mr. Stobart spent three years working in Investment Banking in London. Mr. Stobart graduated MA in Economics from the University of Cambridge in 1987.
Mr. Stobart has been a member of the team since the Fund's inception in 2021.

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Baillie Gifford Funds – Prospectus

Baillie Gifford Health Innovation Equities Fund Team

Under normal circumstances, the Fund's portfolio management team meets regularly to review existing holdings and individual stock decisions. The team also holds ad hoc meetings as required to discuss relevant developments in the portfolio. The ultimate decision to buy or sell a stock rests with members of the portfolio management team. Although the portfolio managers use a collaborative investment process, they do not require unanimous consensus. Investment decisions may be made by individual portfolio managers based on that person's level of conviction.

Baillie Gifford Health Innovation Equities Fund is jointly and primarily managed by a team of experienced portfolio managers, which consists of:

Education	Investment Experience
Julia Angeles BSc, MSc and PhD in Economics (1999, 2001 and 2005 respectively) University of Aarhus, Denmark	Ms. Angeles joined Baillie Gifford in 2008 and is the Portfolio Manager of the Health Innovation Strategy. She joined Baillie Gifford in 2008 and has been part of different global and regional teams. Ms. Angeles previously worked as a Management Consultant at McKinsey & Company advising firms in Denmark, Russia and Hungary. She obtained a PhD in Economics from the University of Aarhus, Denmark, and speaks fluent Russian and Danish.as worked on a number of regional and global investment strategies.
Ms. Angeles has been a member of the team since the Fund's inception in 2021.
Rose Nguyen BA (Hons) in Economics (2012) and MPhil in Finance and Economics (2013) Cambridge University	Ms. Nguyen joined Baillie Gifford in 2013 as an investment analyst. Ms. Nguyen worked on various regional and global strategies before joining the Health Innovation team as a Portfolio Manager. She joined the Health Innovation team in September 2018 at the inception of the strategy.
Ms. Nguyen has been a member of the team since the Fund's inception in 2021.
Marina Record BSc in Banking and Finance (2008) London School of Economics BSc in Economics (2008) Higher School of Economics in Russia	Ms. Record joined Baillie Gifford in 2008 as an investment analyst. She worked in a number of global teams before joining Long Term Global Growth, where she focused on analysing companies with the potential for sustained rapid growth. She joined the Health Innovation team in January 2018 as a Portfolio Manager, to fully focus her attention on exploring the potential consequences of such progress and how Baillie Gifford can help.
Ms. Record has been a member of the team since the Fund's inception in 2021.

Compensation

The SAI provides information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

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Baillie Gifford Funds – Prospectus

SHARES

Share Classes

The Trust is authorized to issue Class K and Institutional Class shares of each Fund covered by this Prospectus.

How Shares are Priced

Each share class has its own share price. The purchase price of each share class of a Fund's shares is based on that class's net asset value. The share price is computed for each share class as follows:

—  the total market value of all assets and fund-level liabilities of each Fund is calculated, then divided by the total amount of shares held in that Fund (the "Fund Asset Value"); then

—  the market value of the assets for each class is calculated on a pro-rata basis, based on the Fund Asset Value (the "Class Asset Value"); then

—  the market value of the class-specific liabilities attributable to each share class is calculated (the "Class Liabilities"); then

—  the share price for each class is calculated by deducting the Class Liabilities from the Class Asset Value.

When shares are priced

The net asset value for each share class will be determined as of a particular time of day (the "Pricing Point") on any day on which the NYSE is open for unrestricted trading. The Pricing Point is normally at the scheduled close of unrestricted trading on the NYSE (generally 4:00 p.m. Eastern Time). In unusual circumstances, the Funds may determine that the Pricing Point shall be at an earlier, unscheduled close or halt of trading on the NYSE. The price at which purchase and redemption orders are effected is based on the next calculation of the net asset value after the order is received in good order. "Good order" means, among other things, that your request includes complete information. In general, an order is in "good order" if it includes: (i) the trade date of the purchase or redemption; (ii) the name of the Fund and share class; (iii) the U.S. dollar amount of the shares, in the case of a redemption you may also provide number of shares; (iv) the name and the account number set forth with sufficient clarity to avoid ambiguity; and (v) the relevant authorized signatories. In the case of a purchase, immediately available funds must also be received prior to the Pricing Point.

The net asset value for each class may be affected by changes in the value of currencies in relation to the U.S. dollar. This is because investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using currency exchange rates obtained from pricing services at the Pricing Point on each day that the NYSE is open for unrestricted trading. If you are buying or selling shares, the share price you receive will be the share price determined after the purchase or redemption request is received by the applicable Fund (or your financial intermediary) in good order.

The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares of the Fund. This is because the Fund may invest in securities that are primarily traded on foreign exchanges which may trade at times or on days when the Fund does not price its shares.

Once the Funds commence operation, their current net asset value per share will be available on the Funds' website at http://USmutualfund.bailliegifford.com.

How assets are valued

In accordance with the Trust's Pricing and Valuation Procedures, each Fund's investments are valued at their fair market value as follows:

1.  If reliable market quotations are readily available, the investments will generally be valued at the last quoted sale price on each business day or, if not traded on that business day, at the most recent quoted bid price.

2.  If reliable current market quotations are not readily available or quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained or for any other reason, the fair value of the investments will be assessed in accordance with the pricing and valuation procedures of the Trust, as more fully described in the SAI. Such market changes may:

º  relate to a single issuer or events relating to multiple issuers;

º  be considered to include changes in the value of U.S. securities or securities indices; or

º  occur after the close of the relevant market and before the time at which the applicable net asset value is determined.

Please see the section entitled "Purchase, Redemption, and Pricing of Shares—Determination of Net Asset Value" in the SAI for further information.

How to Buy or Exchange Shares

Purchase Process

You may purchase Institutional Class or Class K shares of any Fund by taking the following two steps:

1.  Request a Purchase.
If you purchase shares through a financial intermediary, you may make a purchase for shares by making a request to your intermediary. Your intermediary may charge you a transaction fee or other fee in return for its services.

For Class K, you may also email a purchase request to the Bank of New York Mellon (the "Transfer Agent") in a format prescribed by the Manager, which includes:

º  the name and class of the Fund;

º  the exact name in which shares are to be registered;

º  the shareholder account number;

º  the dollar amount of shares to be purchased;

º  a signature by all owners of the shares, in accordance with the form of registration;

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Baillie Gifford Funds – Prospectus

º  the capacity of the signatory, if the signatory is acting in a fiduciary capacity, or as an agent on behalf of a corporation, partnership or trust; and

º  the trade date.

All emails containing a purchase request must be unencrypted. The email address for purchase requests sent to the Transfer Agent is: BGUSInstTrades@bnymellon.com.

Please note, if this is your first purchase through a bank, broker or financial intermediary:

º  your financial intermediary may have different or additional requirements for opening an account and/or processing share purchases, or may be closed at times when the Fund is open;

º  your financial intermediary may need to determine which, if any, shares are available through that firm and to learn which other rules apply;

º  to open certain types of accounts, such as IRAs, you may be required to submit an account-specific application. If you are opening an account through a financial intermediary, such as a bank or broker, the financial intermediary should have the documents that you will need; and

º  individual participants in a participant-directed retirement plan (such as a 401(k) plan) must submit their investment elections in accordance with the relevant plan documentation.

If this is your first purchase and you are not purchasing through a financial intermediary (available for Class K shares only):

º  you will need to contact the Trust, which will determine if you are eligible to purchase Class K shares. If you are eligible, the Trust will ask you to complete an application form; and

º  bank account details provided to the Transfer Agent will be used to process all future redemptions, unless you contact the Transfer Agent to change those details.

The Manager, Transfer Agent, or your financial intermediary, as applicable, may ask you for additional information. Federal law requires financial institutions to obtain, verify and record identification information relating to investors, to help the U.S. government fight the funding of terrorism and money laundering activities. A Fund may consequently be required to obtain, and potentially update, the following information from investors: (i) name; (ii) date of birth (for individuals); (iii) residential or business street address; (iv) Social Security Number, taxpayer identification number, or other identifying number; and (v) completed Forms W-8 or W-9. Individuals opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), may be required to supply the identity of the beneficial owners or controlling person(s) of the legal entity prior to the opening of the account. Each Fund or its service providers may release this information or any other information held by you to proper authorities if, in light of applicable laws or regulations concerning money laundering and similar activities, they determine it is in the best interests of the Fund or otherwise permitted by applicable law and appropriate to do so. The Funds or their service providers may also provide non-public personal financial information relating to shareholders or prospective shareholders to third-parties as necessary to perform services for the Funds or to comply with requests from regulators or tax authorities.

The applicable Fund will then decide whether to accept your application on behalf of the Trust. Assuming your request is accepted, you will receive the account details for payment.

2.  Pay for shares.
Payment for shares can be made by:

º  electronic bank transfer to the nominated account;

º  exchanging securities on deposit with a custodian acceptable to the Manager or the Funds' distributor, BGFS; or

º  a combination of such securities and cash.

The Transfer Agent will then apply the payment to the purchase of full and fractional Fund shares of beneficial interest in the Fund, and will send you (or your financial intermediary will send you) a statement confirming the transaction. Please see the back cover of this Prospectus for information on how to contact the Trust. Please see the section below on how to pay for shares by exchanging securities.

Exchange Process

If you are an existing shareholder of Class K shares, you may request an exchange by submitting a request to your intermediary or the Transfer Agent. If you are an existing shareholder of Institutional Class shares, you may request an exchange by submitting a request to your intermediary or the Manager. Certain information may be required prior to the completion of any exchange.

When you can buy shares

Unless otherwise indicated in this Prospectus or the SAI, shares of each Fund are offered on a continuous basis and can be purchased on any day on which the NYSE is open for unrestricted trading.

With respect to transactions directly with the Fund/Transfer Agent, for a purchase order to be effective as of a particular day, the Fund must have accepted the order and have received immediately available funds by the Pricing Point on such day.

The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed.

Cancelling an order

Purchase orders cannot be cancelled after the Trust has received immediately available funds. This is the case even if the cancellation request is received prior to the Pricing Point.

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Baillie Gifford Funds – Prospectus

Paying by exchanging securities

If you are paying for Fund shares with securities, please note:

—  You must obtain instructions by contacting the Funds. See "Contacts and Further Information" below;

—  You must deliver all rights in the securities to the Funds to finalize the purchase of Fund shares;

—  You should obtain tax advice regarding the specific U.S. federal income tax consequences of this process. Generally speaking, for U.S. federal income tax purposes, payment using securities may give rise to a gain or loss by an investor that is subject to U.S. federal income taxation. This depends on several factors, including the investor's basis in the securities tendered and the extent to which the investor owns shares of the Fund following the exchange;

—  The securities will be valued in the same manner as the Fund's assets as described under "How Shares are Priced," subject to any charges or expenses which may be properly incurred as a consequence of such transaction;

—  The Manager will not approve the acceptance of securities in exchange for Fund shares unless:

º  The Manager, in its sole discretion, believes the securities are appropriate investments for the Fund;

º  You represent and agree that all securities offered to a Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, as amended, or that would otherwise impair the investors' ability to transfer them to the Fund or the Fund's ability to dispose of them subsequently; and

º  The securities may be acquired under the Fund's investment policies and restrictions.

—  No investor owning 5% or more of a Fund's shares may purchase additional Fund shares by exchange of securities, other than at the sole discretion of the Manager or BGFS in accordance with the applicable legal and regulatory restrictions on affiliated transactions.

Restrictions on Buying or Exchanging Shares

Minimum Investment

The minimum initial investment for Class K is $10 million. There is no minimum investment amount for Institutional Class shares. The Fund may, at its discretion, permit a smaller minimum total investment balance for Class K shares under certain circumstances.

If you purchase or exchange shares through a financial intermediary, the intermediary may impose different investment minimums.

Share Class Eligibility

You must be eligible for the share class you are applying for. The Funds offer two classes of shares through this Prospectus: Class K and Institutional Class. Class K and Institutional Class shares of each Fund have the same investment objectives and investments, but the different share classes have different expense structures and eligibility requirements. You should choose a share class for which you are eligible, with the expense structure that best meets your needs.

The principal differences between the share classes are as follows:

	Class K	Institutional Class
Availability	Limited to institutional and other investors, as described below, that do not require or receive sub-accounting or recordkeeping payments from the Fund.

Available to certain banks, broker-dealers and other Financial Intermediaries, employer-sponsored retirement plans and other similar entities that require sub-accounting, sub-transfer agency, shareholder servicing payments, and/or recordkeeping payments from the Fund for some or all of their underlying investors.

Minimum Initial Investment	$10 million	None
Minimum Subsequent Investment	None	None
Sub-Accounting/Sub- Transfer Agency Expenses	None

Yes. Expenses may vary depending on the arrangements with financial intermediaries that offer Fund shares. Expenses are incurred pursuant to "fee for service" arrangements with financial intermediaries.(1)

Distribution (Rule 12b-1) Fees	None	None
Administration and Supervisory Fee	0.17%	0.17%
Sales Charge (Load)	None	None
Redemption Fees	None	None

(1)  The "Other Expenses" shown for Institutional Class shares in each Funds Fund Summary are based on estimated expenses for the current year, including estimated sub-accounting expenses of 0.15% The impact on Other Expenses of sub-accounting payments (if any) that are made by Institutional Class shares is determined by rates charged by individual financial intermediaries through which investors in this Class typically hold their shares. As the composition of these intermediaries change, the impact of sub-accounting payments on the Other Expenses of Institutional Class will change.

Class K Shares

The following categories of investors and accounts may buy or exchange into Class K shares of a Fund, provided that they do

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Baillie Gifford Funds – Prospectus

not require or receive sub-accounting or recordkeeping payments from the Fund:

—  Institutional investors, including, but not limited to, employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), endowments, foundations, insurance company general accounts, insurance company separate accounts, local, city, and state governmental institutions, and other tax-exempt entities that meet the requirements for qualification under Section 501 of the Code.

—  Unaffiliated U.S. registered mutual funds including those that operate as "fund of funds," collective trust funds, investment companies or other pooled investment vehicles.

—  Other investors for which the relevant Fund or BGFS has pre-approved the purchase.

The following categories of investors and accounts qualify to buy or exchange into Class K shares of a Fund but the $10 million investment minimum is waived:

—  Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs) that invest through a record-keeper or third party retirement platform.

—  Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the "Sponsor") in which the program participant pays the Sponsor a fee for investment advisory or related services and the Sponsor or a broker-dealer through which the relevant Fund's shares are acquired has an agreement with BGFS.

—  Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, provided BGFS has entered into a contract with the state sponsor of the program or one of its service providers to provide certain services relating to the operation of the program or to provide Fund shares for purchase in connection with the program.

—  Clients (other than defined contribution employer sponsored retirement plans) of an institutional consultant where (a) the consultant has undertaken to provide certain services directly to the client with respect to the client's investment in a Fund and (b) the relevant Fund or BGFS has notified that consultant in writing that the proposed investment is permissible.

—  Investment companies or other pooled vehicles that are managed by the Manager or its affiliates.

—  Directors or officers of the relevant Fund, or partners or employees of the Manager or its affiliates, or members of the immediate family of any of those persons.

—  Existing institutional separate account clients of the Manager or its affiliates.

—  Investors for whom the Fund or the Manager determines that a strategic reason exists for such a waiver.

—  Investors with an account which the Fund or the Manager believes will grow to meet the investment minimum in the future.

Class K shares are not available for purchase or exchange directly by members of the public, except as explicitly provided herein, or by those who require any form of sub-accounting, sub-transfer agency and/or other shareholder services payments from the relevant Fund.

Institutional Class Shares

Institutional Class shares of a Fund are available to certain banks, broker-dealers and other financial intermediaries, employer-sponsored retirement plans and other similar entities that typically require sub-accounting, sub-transfer agency, shareholder services payments and/or recordkeeping payments from the Fund for some or all of their underlying investors.

The following investors and accounts qualify to buy or exchange Institutional Class shares of a Fund:

—  Employer-sponsored retirement plans that invest through a record-keeper or third-party retirement platform

—  Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between BGFS and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

º  services relating to operating the program; and/or

º  Fund shares for purchase which require sub-accounting, sub-transfer agency and/or other shareholder services payments from the Fund.

—  Advisory programs where the shares are acquired by a Sponsor on behalf of program participants if:

º  the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

º  the Sponsor or the broker-dealer through which the relevant Fund's shares are acquired has an agreement with BGFS.

—  Other investors for which a Fund or BGFS has pre-approved the purchase or exchange.

Institutional Class shares are not available for purchase or exchange directly by members of the public, except as explicitly provided herein.

Exchanges

The Manager and each Fund reserves the right to reject any exchange application for any reason that the Manager or the Fund in its sole discretion deems appropriate. All exchanges are subject to the Manager's discretion.

Exchanges into a different series of the Trust – Class K or Institutional Class shareholders invested via a financial intermediary may be permitted to exchange their shares in one

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Baillie Gifford Funds – Prospectus

Fund for either Class K or Institutional Class shares in another series of the Trust at the discretion of the Manager so long as:

—  your financial intermediary's policies and procedures permit exchanges;

—  you are eligible to invest in the desired series of the Trust and share class;

—  both accounts have the same registration information; and

—  it is operationally viable to process the exchange.

Class K shareholders invested directly with the Transfer Agent may be permitted to exchange their Class K shares in one Fund for Class K shares in another series of the Trust.

Exchanges into the same Fund – Class K or Institutional Class shareholders invested via a financial intermediary are permitted to exchange between these classes so long as:

—  your financial intermediary's policies and procedures permit exchanges and

—  you are eligible to invest in the desired share class.

Class K shareholders invested directly with the Transfer Agent are generally not permitted to exchange their Class K shares in the Fund for Institutional Class shares of the same Fund.

You must be purchasing for your own account

Purchasers must be acquiring shares for their own account or through an authorized intermediary and for investment purposes only, or must otherwise be doing so in a manner acceptable to the Trust.

You must be a U.S. Person

Shares of each Fund are intended for investment by U.S. persons. The Manager and BGFS each reserve the right to reject any purchase order from any investor outside the U.S.

The Manager is not offering Fund shares to or with or otherwise promoting the Funds to any natural or legal persons domiciled or with a registered office in any European Economic Area member state ("EEA Member State") where the European Union's Alternative Investment Fund Managers Directive ("AIFMD") is in force and effect. Furthermore, in light of the structure of the Funds and the manner in which they are managed, they do not fall within the scope of the AIFMD, and shareholders of the Funds are not subject to the protections of AIFMD or any implementing legislation relating to AIFMD. The Manager may in its discretion accept any such investor into a Fund, but only if it satisfied that, by accepting such investor, it would not be in breach of any law, rule, regulation or other legislative or administrative measure in or otherwise applicable to the relevant EEA Member State and such investor is otherwise eligible under the laws of such EEA Member State to invest in the Funds.

Purchases or exchanges may be rejected

Each Fund reserves the right to reject any purchase or exchange order for any reason that the Fund in its sole discretion deems appropriate.

In all cases, the Manager and BGFS reserve the right to reject any particular investment or exchange. In particular, and without limiting the generality of the foregoing the Manager or BGFS may reject an investment or exchange:

—  if in the opinion of the Manager or BGFS, the size of the investment and/or the transaction costs associated with the investment are such that there would be a dilution of a Fund's net asset value;

—  if the Fund is unable to verify your identity within a reasonable time;

—  if you are proposing to purchase shares using securities and the Manager has determined that this is not appropriate;

—  for initial or seed investments in a Fund that is not yet operational, if the investment is not of a size that would allow a Fund to commence operations at an appropriate scale (in the sole opinion of the Manager); and

—  to the extent a plan sponsor wishes to rely upon the Manager or BGFS to provide recordkeeping services, such as maintaining plan and participant records; processing enrolment; processing participants' investment elections, contributions, and distributions; and issuing account statements to participants or other personalized services with respect to individual beneficial owners.

Restrictions on Certain Fund Investors

The Funds are U.S. mutual funds. As a U.S. mutual fund, the Funds are prohibited from allowing investment by certain other mutual funds and certain types of private funds in excess of specific thresholds. In particular, the Funds are required to limit investment by funds commonly known as "hedge funds" or "private equity funds." Any investor or prospective investor in the Funds that is itself a fund should consider carefully what regulations may apply to it or the Funds, including Section 12(d)(1) of the 1940 Act, in connection with any prospective investment. The Funds reserve the right to reject a purchase order or require an investor to redeem its shares to comply with the foregoing limitations.

Your account may be closed

If your account balance, or the account balance of your Fund or share class with a financial intermediary, falls below a minimum amount, the Fund may choose to redeem the shares in the account and mail you the proceeds. In these circumstances, you will receive at least 30 days' notice before your account is closed. In addition, if BGFS's or the Trust's relationship with the financial intermediary through which you hold shares of a Fund is terminated, and you do not transfer your account to a different authorized financial intermediary, the Trust reserves the right to redeem your shares of the Fund. The Trust will not be responsible for any loss in your account or any tax liability resulting from a redemption in these circumstances.

Fund may change the terms

Each Fund reserves the right to suspend or change the terms of the offering of its shares. Each Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

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Baillie Gifford Funds – Prospectus

Delivery of documents to accounts sharing an address

To reduce expenses, a Fund may mail only one copy of the Funds' Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-844 394 6127, or contact your financial institution. We will begin sending you individual copies within thirty (30) days of receiving such request.

Buying, Selling, and Exchanging Shares through Financial Intermediaries

What is a financial intermediary?

Financial intermediaries are firms that provide certain administrative and account maintenance services to mutual fund investors. Financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies.

How do I access a Fund through a financial intermediary?

Any financial intermediary which is properly authorized by the Funds can accept purchase, redemption and exchange orders on their behalf. The financial intermediary is responsible for transmitting your transaction request and funds in good form and in a timely manner to the applicable Fund.

Orders received for a Fund by an authorized financial intermediary (or other financial intermediaries designated by the financial intermediary) prior to the Pricing Point will be deemed to have been accepted by the Fund at that time and will be executed at that day's closing share price.

The Funds will not be responsible for delays by the financial intermediary in transmitting your transaction request, including timely transfer of payment, to a Fund.

If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by a financial intermediary, you may be required by the financial intermediary to pay additional fees. You should contact the financial intermediary for information concerning what additional fees, if any, may be charged.

What services are provided by financial intermediaries?

The actual services provided, and the payments made for such services, will vary from intermediary to intermediary.

Examples of intermediary services include:

—  establishing and maintaining one or more omnibus accounts with the Transfer Agent;

—  establishing and maintaining sub-accounts and sub-account balances for each plan participant that may be a holder of Fund shares;

—  processing orders by shareholders to purchase, redeem and exchange shares;

—  transmitting to the Transfer Agent net purchase or net redemption orders reflecting purchase, redemption and exchange orders received by it with respect to Fund shareholders;

—  receiving and transmitting the purchase price or redemption proceeds relating to orders;

—  mailing periodic reports, transaction confirmations and sub-account information to beneficial owners and plan participants;

—  answering inquiries about the Funds or a plan participant's sub-account balances or distribution options;

—  providing assistance to shareholders effecting changes to their dividend options, account designations or addresses;

—  disbursing income dividends and capital gains distributions;

—  preparing and delivering to shareholders, and state and federal authorities including the United States Internal Revenue Service ("IRS"), such information respecting dividends and distributions paid by the Funds as may be required by law, rule or regulation; and

—  withholding on dividends and distributions as may be required by state or federal authorities from time to time.

How are financial intermediaries compensated?

It is expected that Institutional Class shares of the Funds will make payments, or reimburse the Manager or its affiliates for payments they make, to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services.

The amount of such payments and/or reimbursement is subject to the caps established by the Board and is reviewed by the Trustees periodically.

The nature and extent of sub-accounting services provided to Institutional Class shareholders and the amount of sub-accounting fees charged to the Funds will vary among financial intermediaries. Financial intermediaries may choose to hold Institutional Class shares and opt not to charge any sub-accounting fees with respect to a portion of, or even all of, the shares so held. Institutional Class shares bear sub-accounting expenses on a class-wide basis. As such, the rate at which these expenses are incurred, as a percentage of Institutional Class net assets, will be a blended rate of the rates charged by various financial intermediaries holding shares in the Funds. In instances where this blended rate is higher than the rate charged to a Fund by your financial intermediary, you will bear the higher blended rate instead of the lower rate charged to the Fund by your financial intermediary. In instances where this blended rate is lower than the rate charged to a Fund by your financial intermediary, you will bear the lower blended rate instead of the higher rate charged to the Fund by your financial intermediary. All payments made by the Funds to financial intermediaries are for bona fide shareholder services and are not primarily intended to result in the sale of Fund shares.

Additional information concerning payments the Fund, the Manager or their affiliates may make to financial intermediaries, and the services provided by financial intermediaries, can be found in the SAI under "Manager—Payments to Financial Intermediaries."

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Baillie Gifford Funds – Prospectus

How to Sell Shares

Process

Redemption Request – You can redeem your shares by taking either of the following steps:

1.  Through your broker or financial intermediary. If you hold shares through a financial intermediary, you may redeem shares by making a request to your intermediary. Your intermediary may charge you a transaction fee or other fee in return for its services.

2.  Email a redemption request to the Transfer Agent, in the Manager's prescribed form, which includes:

º  the name and class of the Fund;

º  the exact name in which shares are registered;

º  the shareholder account number;

º  the number of shares or the dollar amount of shares to be redeemed;

º  a signature by all owners of the shares, in accordance with the form of registration;

º  the capacity of the signatory, if the signatory is acting in a fiduciary capacity, or as an agent on behalf of a corporation, partnership or trust; and

º  the trade date.

All emails containing a purchase request must be unencrypted. The email address for redemption requests sent to the Transfer Agent is: BGUSInstTrades@bnymellon.com.

Redemption orders cannot be cancelled after the Trust has received a redemption request. This is the case even if the request is received prior to the Pricing Point.

Redemption Payment – Cash payments will be transferred for payment into your account after a request for redemption is received by the Trust in good order. The Funds generally expect to pay out redemption proceeds to redeeming shareholders within 1 business day following the trade date indicated in the redemption request, but have in the past, and may in the future, delay settlement of redemptions to the third business day following the trade date in response to unusually large redemption requests, and each Fund reserves the right to satisfy redemption requests up to seven days following the trade date indicated in the redemption request. The possibility of delayed settlement is greater for smaller Funds or for Funds with particularly concentrated investor bases. The Funds typically meet redemption requests by using holdings of cash and cash equivalents or by selling portfolio assets. The Funds may also, under normal or stressed market conditions, use a credit facility or, if a Fund has received advanced notice of a shareholder's intent to redeem, trade portfolio holdings ahead of the trade date to meet significant requests for redemption.

If you request a whole or part in-kind distribution of securities held by the Fund in lieu of cash, the Manager will grant this if it determines, in the Manager's sole discretion, that to do so is lawful and will not be detrimental to the best interests of the remaining shareholders of the Fund. This is subject to each Fund's election under Rule 18f-1 described below under "Election under Rule 18f-1." If you intend to request a distribution in kind, please note:

—  Securities distributed in connection with the request will be valued in accordance with the Fund's procedures for valuation described under "How Shares are Priced."

—  Securities and assets distributed will be selected by the Manager in accordance with procedures approved by the Board and generally will represent a pro-rata distribution of each holding in the Fund's portfolio, subject to certain exceptions under relevant procedures.

—  You may incur market-imposed taxes or charges in connection with assuming title to such securities from the Funds, and may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

Change of Information – If you need to change or update your account information, you may do so through your financial intermediary, or by mailing or emailing the Transfer Agent a designation of the new accounts and any change in the accounts originally designated for the depositing of funds. This must be signed by the relevant authorized signatories of the subscriber. A Fund or its agent may take additional steps to verify changes to account information, especially bank account details, before transferring redemption amounts. If you hold an account directly with the Transfer Agent, all redemptions and dividend disbursements will be processed according to the bank account details you provided upon your initial account set-up, unless you have contacted the Transfer Agent to change those details. Please see the back cover of this Prospectus for information on how to contact the Transfer Agent.

When you can redeem shares

Shares may be redeemed on any day on which the NYSE is open for trading.

Please note that the Trust may suspend the right of redemption and may postpone payment for any Fund for more than seven days during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of the net assets of the Fund, or during any other period permitted by the SEC for the protection of investors.

Automatic Redemptions

Each Fund reserves the right to redeem or require the transfer of any individual's shares if:

—  The holding of the shares by such person is unlawful;

—  In the opinion of the Board or the Fund's service providers, the holding might result in the Fund or the shareholders as a whole incurring any liability to taxation or suffering pecuniary or material administrative disadvantage which the Fund or the shareholders as a whole might not otherwise suffer or incur; or

—  The Fund cannot verify your identity.

Short-Term Trading

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices,

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Baillie Gifford Funds – Prospectus

sometimes referred to as "market timing." These practices may present risks to the Funds, including increased transaction costs, interference with the efficient management of the Funds, and dilution of investment returns.

Frequent, short-term trading, abusive trading practices and market timing (together, "Frequent Trading"), often in response to short-term fluctuations in the market, are not knowingly permitted by the Funds. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders. Frequent Trading into and out of a Fund may harm the Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.

The Board has adopted a "Frequent Trading Policy" (the "Policy") to discourage Frequent Trading. Under the Policy, the Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Frequent Trading activities.

As a means to protect each Fund and its shareholders from Frequent Trading in Class K and Institutional Class shares:

—  The Transfer Agent arranges for the compilation, monitoring and reporting of account-level information on underlying shareholder activity on a risk-based approach designed to identify trading that could adversely impact the Funds;

—  The Funds have obtained information from each Financial Intermediary holding shares in an omnibus account with the Funds regarding whether the Financial Intermediary has adopted and maintains procedures that are reasonably designed to protect the Funds against harmful short-term trading;

—  With respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds' fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service; and

—  The Board may from time to time consider whether it is necessary or appropriate for a Fund to impose a redemption fee not exceeding 2% that, in the Board's judgment, is necessary or appropriate to recoup the costs and limit any dilution resulting from frequent redemptions. Any such redemption fee would be imposed only to manage the impact of ongoing frequent trading or other abusive trading practices and would not be imposed retrospectively on historic trades.

Under the Policy, Frequent Trading includes certain material "Round Trip" transactions (meaning a series of transactions within the same Fund and within a defined time period, consisting of either (a) a purchase or exchange, followed by a redemption or exchange, followed by a purchase or exchange; or (b) a redemption or exchange, followed by a purchase or exchange, followed by a redemption or exchange). If a shareholder engages in Frequent Trading, the Funds may take certain remedial or preventive measures, including rejecting any purchase, in whole or in part. The Funds reserve the right to reject purchase orders by any person whose trading activity in Fund shares is deemed harmful to the Funds.

While the Funds attempt to discourage Frequent Trading, there can be no guarantee that they will be able to identify investors who are engaging in Frequent Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The Funds recognize that it may not always be able to detect or prevent Frequent Trading or other activity that may disadvantage the Funds or their shareholders.

A Fund shareholder's right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic redemption plan) are unaffected by these restrictions.

Escheatment

If your account is held directly with a Fund and is later deemed "abandoned" or "unclaimed" under state law, the Fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell or redeem escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold or redeemed. The Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Election under Rule 18f-1

The Trust, on behalf of each Fund included in this Prospectus, has made an election pursuant to Rule 18f-1 under the 1940 Act committing each such Fund to pay in cash any request for redemption received during any 90-day period of up to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of the period. This election is irrevocable without prior approval by the SEC. Each Fund reserves the right to pay redemption proceeds in-kind except as described above.

Share Dividends and Distributions

It is the practice of each Fund to distribute, annually, all net investment income received from investments alongside any net realized capital gains earned through trading activities.

Distributions will be automatically reinvested in Fund shares unless you submit a request for a cash payment with at least ten days' prior notice, before the record date for distribution, to the Transfer Agent.

Tax

The following discussion is for general information purposes only. Prospective and actual shareholders should consult their own tax advisers with respect to their particular circumstances and the effect of state, local, or foreign tax laws to which they may be subject.

The following discussion provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders, and it does not address the U.S. federal income tax treatment of shareholders that are subject to special tax regimes such as certain financial institutions, insurance companies, dealers in securities or foreign currencies, U.S. shareholders whose functional currency (as defined in

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Baillie Gifford Funds – Prospectus

Section 985 of the Code) is not the U.S. dollar, persons investing through defined contribution plans and other tax-qualified plans, and persons that hold shares in a Fund as part of a "straddle," "conversion transaction," "hedge," or other integrated investment strategy. All such prospective and actual shareholders are urged to consult their own tax advisers with respect to the U.S. tax treatment of an investment in shares of a Fund.

The discussion below as it relates to U.S. federal income tax consequences is based upon the Code and regulations, rulings, and judicial decisions thereunder as of the date hereof. Such authorities may be repealed, revoked, or modified (possibly on a retroactive basis) so as to result in U.S. federal income tax consequences different from those discussed below. The Funds have not sought an opinion of legal counsel as to any specific U.S. tax matters.

U.S. Shareholders

The following discussion addresses certain U.S. federal income tax considerations which may be relevant to investors that:

—  are citizens or residents of the United States, or corporations, partnerships, or other entities created or organized under the laws of the United States or any political subdivision thereof, estates that are subject to United States federal income taxation regardless of the source of their income or trusts if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury regulations to be treated as a United States person; and

—  hold, directly or indirectly, shares of a Fund as a capital asset (each such investor a "U.S. shareholder").

Tax Status

Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes.

Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code and intends each year to qualify and be eligible for treatment as such. In order to qualify and be eligible for treatment as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, derive at least 90% of its gross income each year from certain sources of "qualifying income" and comply with certain asset diversification and distribution requirements.

So long as a Fund qualifies for treatment as a regulated investment company, the Fund itself generally will not be subject to U.S. federal income tax to the extent that it distributes to its shareholders, in a timely manner, dividend, interest and certain other income, its net realized short-term capital gains and its net realized long-term capital gains.

The remainder of this discussion assumes that each Fund will qualify as a regulated investment company.

Excise Tax

Each Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts, if it fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one year period ending October 31 (or for the one-year period ending December 31 if the Fund so elects), plus any retained amount from the prior year. Distributions made in January will generally be deemed to have been paid by such Fund on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance it will make such distributions.

Personal Holding Company Rules

If a Fund were to be a "personal holding company," it would potentially need to comply with additional requirements with respect to its distributions to shareholders in order to avoid a fund-level tax under the personal holding company rules.

Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders subject to tax as ordinary income.

Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long the shareholder has owned its shares.

Distributions of net capital gains from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year and that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gains and taxed to individuals at reduced rates relative to ordinary income. Distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions of investment income reported by a Fund as derived from "qualified dividend income"—as further defined in the SAI—will be taxed in the hands of individuals at the rates applicable to long-term capital gains provided that holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to a shareholder (other than a tax-exempt shareholder or a shareholder investing through a tax-advantaged arrangement) even if they are paid from income or gains earned by a Fund before the shareholder's investment (and thus were included in the price paid by the shareholder for Fund shares). Distributions from a Fund will be taxed as described above whether received in cash or in additional Fund shares.

Notwithstanding the foregoing, each of the Funds may retain (a) investment company taxable income, subject to the distribution requirements applicable for qualification as a regulated investment company under the Code or (b) net capital gains and pay a Fund-level tax on any such retained amounts.

Medicare Tax

A 3.8% Medicare contribution tax is imposed on the "net investment income" of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net

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Baillie Gifford Funds – Prospectus

investment income generally includes for this purpose dividends, including any capital gain dividends paid by a Fund, and net gains recognized on the sale, exchange, redemption or other taxable disposition of shares of a Fund.

Sale, Exchange or Redemption

A sale, exchange, or redemption of shares of a Fund, including a redemption in-kind, is a taxable event to the selling, exchanging, or redeeming shareholder. An exchange of a Fund's shares for shares of another Baillie Gifford fund will be treated as a sale of the Fund's shares. Any gain resulting from a sale, exchange (including an exchange for shares of another Baillie Gifford fund), or redemption of shares in a Fund will generally (except in the case of a tax-exempt shareholder or a shareholder investing through a tax-advantaged arrangement) be subject to federal income tax at either short-term or long-term capital gain rates depending on how long the shareholder has owned the shares.

Foreign Currency and Other Derivative Transactions

A Fund's transactions in foreign currencies and certain derivative instruments, including options, futures contracts, forward contracts, swaps and straddles, as well as any of its hedging transactions may be subject to special tax rules and may produce a difference between the Fund's book income and taxable income. The special tax rules to which such transactions are subject may accelerate income or defer losses of a Fund, or otherwise affect the amount, timing or character of distributions to shareholders. A difference between a Fund's book and taxable income may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company.

Debt Transactions

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

Foreign Taxes

Each Fund may be subject to foreign withholding and other taxes on income, gains and proceeds derived from foreign investments. Such taxes would reduce the yield on a Fund's investments. However, as described immediately below, shareholders may be entitled to claim a credit or deduction with respect to their share of foreign taxes incurred by a Fund.

Foreign Tax Credit or Deduction

If more than 50% of a Fund's assets at taxable year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens or residents or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro-rata portions of foreign income taxes paid by the Fund. In such case, income of a Fund from non-U.S. sources that is distributed to Fund shareholders would be treated as income from non-U.S. sources to the shareholders. The amount of foreign income taxes paid by a Fund would be treated as foreign taxes paid directly by Fund shareholders and, in addition, this amount would be treated as additional income to Fund shareholders from non-U.S. sources regardless of whether the Fund shareholder would be eligible to claim a foreign tax credit or deduction in respect of those taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including, with respect to the foreign tax credit, a holding period requirement applied at both the Fund and the shareholder level). Prospective investors should also consult the discussion in the SAI regarding investment by a Fund in securities of certain foreign corporations.

Annual Tax Reports

Where required, the Funds will provide shareholders with federal tax information annually, including information about dividends and distributions paid during the preceding year.

IRS Returns

Shareholders may be required to file an information return with the IRS including, but not limited to, if they recognize certain levels of losses with respect to shares in a Fund ($2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), or are deemed to have participated in a confidential transaction involving shares in a Fund.

FinCEN Form 114

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their "financial interest" in the Fund's "foreign financial accounts," if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders are urged to consult a tax advisor regarding the applicability to them of this reporting requirement.

Backup Withholding Tax

A Fund generally is required to apply backup withholding and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Non-U.S. Persons Tax Treatment

Fund shareholders who are not U.S. citizens or residents or that are foreign corporations, partnerships, trusts or estates may be subject to substantially different tax treatment with respect to distributions from the Funds.

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Baillie Gifford Funds – Prospectus

FINANCIAL HIGHLIGHTS

The financial highlights tables for the Funds will be included in the annual report covering the first fiscal year following the Funds' commencement of investment operations.

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Baillie Gifford Funds – Prospectus

HISTORICAL PERFORMANCE

INFORMATION FOR BAILLIE GIFFORD

HEALTH INNOVATION EQUITIES FUND

SIMILAR ACCOUNTS

Baillie Gifford Health Innovation Fund (the "Fund") was recently organized and has no performance history of its own. The following table sets forth historical performance information for all discretionary accounts managed by the Manager and its affiliates that have substantially similar investment objectives, policies, strategies, risks and investment restrictions as the Fund (collectively, the "Similar Accounts"). The performance of the Similar Accounts may differ, sometimes significantly, from the performance of the Fund for a variety of reasons, including divergences in underlying investments resulting from various regulatory restrictions specific to mutual funds as well as other differences relating to jurisdiction and/or product design. The Similar Accounts are not offered to U.S. investors and will not accept investments from any U.S. persons.

At least one member of the portfolio management team for the Fund, as disclosed in this Prospectus, has managed each of the Similar Accounts since the inception of such Similar Account and he or she continues to do so as of the date of this Prospectus. The Similar Accounts are separate and distinct from the Fund; the performance of the Similar Accounts is not intended as a substitute for the Fund's performance and should not be considered a prediction of the future performance of the Fund or the Manager.

The returns of the Similar Accounts have not been converted to U.S. dollars and are presented below in the currency in which the particular Similar Account is denominated. The returns of the Similar Accounts would be different, due to currency conversion, if they were expressed in U.S. dollars. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of brokerage commissions and execution costs paid by the Similar Accounts, without provision for federal or state income taxes. "Net of fees" figures are net of all actual fees and reflect the deduction of investment advisory fees and for the Similar Accounts, may also reflect the deduction of other fees, including, without limitation, custodial fees.

Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns.

The Similar Accounts may be subject to lower expenses than the Fund and are not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Code. Consequently, the performance results for each Similar Account may have been less favorable had they been subject to the same expenses as the Fund or had they been regulated as investment companies under the federal securities laws.

The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax that may have been payable.

Similar Account Performance

Calendar Year Returns for periods ended December 31, 2020 (net of fees)

Year	Baillie Gifford Health Innovation Composite (GBP)	MSCI ACWI Index (GBP)
2020	75.8%	13.2%
2019	23.1%	22.4%

44

Baillie Gifford Funds – Prospectus

CONTACTS AND FURTHER INFORMATION

Fund	The SAI contains more detailed information about each Fund. The SAI is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.
Investments	Additional information about each Fund's investments can be found:
— On the Manager's website at http://USmutualfund.bailliegifford.com. Following its commencement of operations, each Fund's portfolio holdings as of each calendar quarter's end, approximately 10 days after that quarter's end.
— In the SAI. The Trust's policies on disclosing the Funds' portfolio holdings are described in the SAI.
— In the annual and semi-annual reports to shareholders. These reports will include a discussion of the market conditions and investment strategies that significantly affected that Fund's performance during its last fiscal year to date.
Copies of Reports	The Funds' Prospectus and the SAI are available and, following a Fund's commencement of operations, its annual report and semi-annual reports will be available, free of charge using the contacts below.
In addition to this, the reports can be found:
— On the EDGAR database on the SEC's Internet site at http://www.sec.gov. This website includes reports and other information about the Funds. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
— On the Trust's website, at http://USmutualfund.bailliegifford.com.
Books and Records

The books and records of the Fund are maintained at the offices of the Manager at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN and the offices of the Transfer Agent at 4400 Computer Drive, Westborough, Massachusetts, USA, 01581.

Other Shareholder Queries	Shareholders may request other information about the Fund and may direct inquiries to the Trust c/o Baillie Gifford Overseas Limited, or the Transfer Agent using the contacts below.

Contact the Trust
Online	http://USmutualfund.bailliegifford.com
Email	northamericanvehiclesteam@bailliegifford.com
Mail	c/o Baillie Gifford Overseas Limited, One Greenside Row, Calton Square, Edinburgh EH1 3AN
Toll-Free Telephone	1-844-394-6127
Contact the Transfer Agent
New Account Emails	BGUSNewAcctSetUp@bnymellon.com
Purchase and Redemption Requests	BGUSInstTrades@bnymellon.com
Inquiry Emails	BMI.InstInquiry@bnymellon.com
Mail	BNY Mellon Asset Servicing, 4400 Computer Drive, 015-2W12, Westborough, MA 01581-1722
Toll-Free Telephone	1-844-741-5143

Investment Company Act File No. 811-10145

45

Statement of Additional Information

December 23, 2021

Baillie Gifford Funds

This Statement of Additional Information ("SAI") relates to the following funds and share classes of Baillie Gifford Funds (the "Trust"):

	Class 2	Class 3	Class 4	Class 5	Class K	Institutional Class
Baillie Gifford Asia Ex Japan Fund					BASKX	BSASX
Baillie Gifford China A Shares Growth Fund*					BCAKX	BCANX
Baillie Gifford China Equities Fund					BGCDX	BGCBX
Baillie Gifford Developed EAFE All Cap Fund	BGPTX	BGPFX	BGPWX	BGPVX	BGPKX	BSGPX
Baillie Gifford EAFE Plus All Cap Fund	BGCWX	BGCJX	BGCLX	BGCVX	BKGCX	BGCSX
Baillie Gifford Emerging Markets Equities Fund	BGEHX	BGELX	BGEPX	BGEDX	BGKEX	BGEGX
Baillie Gifford Emerging Markets ex China Fund					BGEZX	BGEWX
Baillie Gifford Global Alpha Equities Fund	BGATX	BGAEX	BGALX	BGAVX	BGAKX	BGASX
Baillie Gifford Global Stewardship Equities Fund					BGSKX	BGSSX
Baillie Gifford Health Innovation Equities Fund					BGHDX	BGHBX
Baillie Gifford International Alpha Fund	BGITX	BGIFX	BGIUX	BGIVX	BGIKX	BINSX
Baillie Gifford International Concentrated Growth Equities Fund					BTLKX	BTLSX
Baillie Gifford International Growth Fund	BGETX	BGEUX	BGEFX	BGEVX	BGEKX	BGESX
Baillie Gifford International Smaller Companies Fund					BICKX	BICIX
Baillie Gifford Japan Growth Fund					BAADX	BAABX
Baillie Gifford Long Term Global Growth Fund	BGLTX	BGLOX	BGLFX	BGADX	BGLKX	BSGLX
Baillie Gifford Positive Change Equities Fund					BPEKX	BPESX
Baillie Gifford U.S. Discovery Fund					BGUKX	BGUIX
Baillie Gifford U.S. Equity Growth Fund					BGGKX	BGGSX

* Prior to April 30, 2021, the fund was known as Baillie Gifford China A Shares Fund.

This SAI is not a prospectus. This SAI provides additional information in relation to the prospectuses for Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Health Innovation Equities Fund, each dated December 23, 2021, and in relation to the prospectuses for the other funds listed above (each a "Fund" and together the "Funds") dated May 1, 2021, each as revised or supplemented from time to time (together, the "Prospectus"), and should be read in conjunction therewith.

The most recent annual reports of Baillie Gifford China A Shares Growth Fund, Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford Positive Change Equities Fund, and Baillie Gifford U.S. Equity Growth Fund are incorporated by reference into this SAI.

The Prospectus and the most recent annual and semi-annual report to shareholders of each Fund may be obtained, free of charge, by contacting the Trust using the details below.

Online	http://USmutualfund.bailliegifford.com
Email	northamericanvehiclesteam@bailliegifford.com
Mail	c/o Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, United Kingdom EH1 3AN
Toll-Free Telephone	1-844-394-6127

Table of Contents

Background on the Trust and the Funds	1
Fund Investments	2
Non-Fundamental Investment Policies	2
Fundamental Investment Policies	3
Temporary Defensive Positions	3
Borrowings	3
Other Investment Companies	4
Diversification	4
Risks	4
Disclosure of Fund Investments	12
Investment Glossary	12
Purchase, Redemption, and Pricing of Shares	16
How to Buy & Redeem Shares	16
Determination of Net Asset Value	16
Election under Rule 18f-1	17
Trustees and Trust Officers	18
Trustee Responsibilities and Powers	18
Trustee Appointments	18
Trustee Nominations by Shareholders	18
Trustee Meetings	21
Committees	21
Trustee Compensation	22
Trust Officers	23
Trust Officer Compensation	23
Trustee and Trust Officer Liability	23
Investment in the Funds by Trust, Manager and Distributor Personnel	23
Manager	24
Oversight by the Board	24
Management Services	24
Shareholder Services	26
Administration and Supervisory Services	27
Investment Decisions by Portfolio Managers	27
Proxy Voting	34
Investment Process	35
Payments to Financial Intermediaries	37
Other Services	37
Compensation	38
Other Key Service Providers	39
Administrator – BNYM	39
Custodian – BNYM	39
Transfer Agent – BNY Mellon Investment Servicing (U.S.) Inc.	39
Independent Registered Public Accounting Firm – Cohen & Company, Ltd.	39
Underwriter – BGFS	39
Trust Legal Counsel – Ropes & Gray LLP	39
Independent Trustee Legal Counsel – Vedder Price P.C.	39
Shareholders	40
Principal Holders of Securities	40
Control Persons	44
Management Ownership	45
Shareholder Rights	45
Distributions	46
Tax	47
Financial Statements	54

Baillie Gifford Funds – Statement of Additional Information

Background on the Trust and the Funds

The Trust

Baillie Gifford Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on June 21, 2000.

Funds

The Trust consists of multiple series, a subset of which, as set out below, are offered in the Prospectus and this SAI. Each series that is offered under the Prospectus and this SAI is referred to in this SAI as a "Fund" and together the "Funds."

Series	Share Classes	Diversified
Baillie Gifford Asia Ex Japan Fund	Institutional, K	Yes
Baillie Gifford China A Shares Growth Fund*	Institutional, K	No
Baillie Gifford China Equities Fund	Institutional, K	No
Baillie Gifford Developed EAFE All Cap Fund	2, 3, 4, 5, Institutional, K	Yes
Baillie Gifford EAFE Plus All Cap Fund	2, 3, 4, 5, Institutional, K	Yes
Baillie Gifford Emerging Markets Equities Fund	2, 3, 4, 5, Institutional, K	Yes
Baillie Gifford Emerging Markets ex China Fund	Institutional. K	No
Baillie Gifford Global Alpha Equities Fund	2, 3, 4, 5, Institutional, K	Yes
Baillie Gifford Global Stewardship Equities Fund	Institutional, K	Yes
Baillie Gifford Health Innovation Equities Fund	Institutional, K	No
Baillie Gifford International Alpha Fund	2, 3, 4, 5, Institutional, K	Yes
Baillie Gifford International Concentrated Growth Equities Fund	Institutional, K	No
Baillie Gifford International Growth Fund	2, 3, 4, 5, Institutional, K	Yes
Baillie Gifford International Smaller Companies Fund	Institutional, K	Yes
Baillie Gifford Japan Growth Fund	Institutional, K	Yes
Baillie Gifford Long Term Global Growth Fund	2, 3, 4, 5, Institutional, K	No
Baillie Gifford Positive Change Equities Fund	Institutional, K	No
Baillie Gifford U.S. Discovery Fund	Institutional, K	No
Baillie Gifford U.S. Equity Growth Fund	Institutional, K	No

The differences between the classes of shares are addressed in the Prospectus under "Shares—Restrictions on Buying Shares."

*  Prior to April 30, 2021, Baillie Gifford China A Shares Growth Fund was known as Baillie Gifford China A Shares Fund.

On November 25, 2019, the names of certain Funds were changed as follows:

Current Fund Name	Previous Fund Name
Baillie Gifford Asia Ex Japan Fund	The Asia Ex Japan Fund
Baillie Gifford Developed EAFE All Cap Fund	The EAFE Pure Fund
Baillie Gifford EAFE Plus All Cap Fund	The EAFE Choice Fund
Baillie Gifford Emerging Markets Equities Fund	The Emerging Markets Fund
Baillie Gifford Global Alpha Equities Fund	The Global Alpha Equity Fund
Baillie Gifford Global Stewardship Equities Fund	The Global Select Equity Fund
Baillie Gifford International Alpha Fund	The International Equity Fund
Baillie Gifford International Concentrated Growth Equities Fund	The International Concentrated Growth Fund
Baillie Gifford International Growth Fund	The EAFE Fund
Baillie Gifford International Smaller Companies Fund	The International Smaller Companies Fund
Baillie Gifford Long Term Global Growth Fund	The Long Term Global Growth Equity Fund
Baillie Gifford Positive Change Equities Fund	The Positive Change Equity Fund
Baillie Gifford U.S. Equity Growth Fund	The U.S. Equity Growth Fund*

*  Prior to December 14, 2016, Baillie Gifford U.S. Equity Growth Fund was named The North American Equity Fund.

Baillie Gifford Funds – Statement of Additional Information

Fund Investments

This section sets out investment policies for each Fund, which apply in addition to the investment strategies summarized in the Prospectus under "Principal Investment Strategies" and "Selected Investment Techniques and Topics." The investment policies of each Fund set forth in the Prospectus and in this SAI may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval except that any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which means the lesser of (i) 67% of the shares of that Fund represented at a meeting at which 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Except as otherwise stated or as required under applicable law, all percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Non-Fundamental Investment Policies

Each Fund's investment objective and policies set forth in the prospectus are non-fundamental policies of such Fund. In addition, each Fund will not invest more than 15% of the value of net assets of the Fund in illiquid securities.

The following non-fundamental policies set forth in the Prospectus are subject to change only upon sixty days' prior notice to shareholders.

—  Baillie Gifford Asia Ex Japan Fund
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies located in countries contained in the MSCI All Country Asia Ex Japan Index.

—  Baillie Gifford China A Shares Growth Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in China A shares.

—  Baillie Gifford China Equities Fund
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies located in China, regardless of where their securities are principally listed for trading.

—  Baillie Gifford Developed EAFE All Cap Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in developed markets in Europe, Australasia, and/or the Far East.

—  Baillie Gifford EAFE Plus All Cap Fund
Under normal circumstances, the Fund invests at least 85% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in Europe, Australasia, and/or the Far East.

—  Baillie Gifford Emerging Markets Equities Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in countries contained in the MSCI Emerging Markets Index.

—  Baillie Gifford Emerging Markets ex China Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies located in countries represented in the MSCI Emerging Markets ex China Index.

—  Baillie Gifford Global Alpha Equities Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

—  Baillie Gifford Global Stewardship Equities Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

—  Baillie Gifford Health Innovation Equities Fund
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies engaged in or supporting innovation in one or more healthcare or healthcare-related industries.

—  Baillie Gifford International Alpha Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities.

—  Baillie Gifford International Concentrated Growth Equities Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

—  Baillie Gifford International Smaller Companies Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of smaller companies.

—  Baillie Gifford Japan Growth Fund
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in Japan.

—  Baillie Gifford Long Term Global Growth Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

—  Baillie Gifford Positive Change Equities Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

—  Baillie Gifford U.S. Discovery Fund*
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers located in the U.S.

*  The Fund's voluntarily adopted investment policy to invest, under normal circumstances, at least 80% of its net assets in securities of small- and mid-capitalization companies, as described in the Prospectus, was not adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended, and can be changed without shareholder notice.

Baillie Gifford Funds – Statement of Additional Information

—  Baillie Gifford U.S. Equity Growth Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in the U.S.

Fundamental Investment Policies

In addition to each Fund's diversification status as stated in the above "Background on the Trust and the Funds—Funds" section, the following are fundamental policies of each Fund:

Each Fund will not:

1.  Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

2.  Borrow money, except to the extent permitted by applicable law, regulation or order.

3.  Purchase or sell real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate or interests in real estate and may purchase securities issued by companies that invest or deal in real estate.

4.  Invest in commodities, except that each Fund may invest in financial futures contracts and options thereon, and options on currencies.

5.  Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and/or the making of loans of portfolio securities consistent with the Fund's investment objectives and policies. For purposes of this policy, the short term deposit of cash or other liquid assets of the Fund in one or more interest-bearing accounts shall not be deemed to be a loan to others.

6.  Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or future contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

In determining whether a transaction is permitted by applicable law, regulation, or order, each Fund currently construes fundamental policies (2) and (6) above not to prohibit any transaction that is permitted under Section 18 of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder, as interpreted or modified, or as may otherwise be permitted by regulators having jurisdiction from time to time. The Trust understands that the staff of the SEC deems certain transactions that a Fund may enter into to involve the issuance of a senior security unless certain cash, U.S. government securities or other high grade debt instruments are deposited in a segregated account or are otherwise covered. Such transactions include: short sales, reverse repurchase agreements, forward contracts, futures contracts and options thereon, options on securities and currencies, dollar rolls, and swaps, caps, floors and collars. Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Provisions of the 1940 Act permit each Fund to borrow from a bank, provided that each Fund maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with exceptions for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes.

For purposes of fundamental policy (4) above, all swap agreements and other derivative instruments that were not classified as commodity interests or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts.

The Baillie Gifford Health Innovation Equities Fund will concentrate its investments (defined by regulations as investing at least 25% of its assets) in the securities of issuers whose principal business activities are in healthcare and healthcare-related industries.

The Baillie Gifford Emerging Markets ex China Fund will not purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.

Temporary Defensive Positions

Each Fund may invest a portion of its assets in cash or cash equivalents, including money market funds or short-term commercial paper, to facilitate daily portfolio operations, and to take temporary defensive positions—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In taking temporary defensive positions, each Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Borrowings

The Trust, on behalf of certain Funds advised by Baillie Gifford Overseas Limited (the "Manager" and each such fund, a "Participating Fund" and together, the "Participating Funds"), has entered into a revolving credit facility agreement (the "Credit Agreement") with The Bank of New York Mellon ("BNYM") whereby the Participating Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes.

The Credit Agreement permits the Participating Funds to borrow up to an aggregate commitment amount of $75 million at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement.

Borrowing results in interest expense and other fees and expenses that may impact a Fund's expenses, including any net expense ratios. The costs of borrowing may reduce the total returns for a Fund. The Credit Agreement also imposes an

Baillie Gifford Funds – Statement of Additional Information

ongoing commitment fee on undrawn amounts under the credit facility, which is paid by the Participating Funds and is allocated to each Participating Fund and each share class within each Participating Fund, pro rata, based on such Participating Fund's average net asset value.

Other Investment Companies

A Fund may invest in securities of other investment companies or unit investment trust investment companies, including exchange-traded funds, to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act and related rules and, until January 19, 2022, any exemptive relief from or interpretations of the SEC. To the extent a Fund relies on Section 12(d)(1)(G) of the 1940 Act to invest without limit in shares of another series of the Trust (each, an "Underlying Fund"), such Underlying Fund may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. The SEC has adopted Rule 12d1-4 under the 1940 Act. Subject to certain conditions Rule 12d1-4 provides an exemption to permit acquiring funds to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1).

Diversification

Each Fund that is a diversified fund generally will not, with respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies. Additionally, each Fund that is a diversified fund generally will not, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

Risks

The principal risks of investing in each of the Funds are summarized in the Prospectus under the Fund Summaries and are discussed in more detail under "Principal Investment Risks."

The discussion below is meant to supplement these sections of the Prospectus by addressing certain non-principal risks and providing additional detail regarding certain of the principal risks.

Accelerated Transactions

For a Fund to take advantage of certain available investment opportunities, the Manager may need to make investment decisions on an expedited basis. In such cases, the information available to the Manager at the time of an investment decision may be limited. The Manager may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.

Convertible Securities

The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because convertible securities may be converted at either a stated price or a stated rate into underlying shares of common stock. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease such Fund's return.

Derivatives

A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss.

Management Risk

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit and Counterparty Risk

The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. To the extent a Fund has significant exposure to a single or small group of counterparties, this risk will be particularly pronounced.

Liquidity Risk

Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the

Baillie Gifford Funds – Statement of Additional Information

case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Other recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the 1940 Act restrictions with respect to "senior securities," have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds' use of such instruments. New regulations could, among other things, restrict a Fund's ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish new margin requirements and/or increase the costs of derivatives transactions, and the Fund may as a result be unable to execute its investment strategies in a manner its Manager might otherwise choose. As described below under "Risks Associated with Derivatives Regulation," the SEC recently finalized a new rule related to certain aspects of derivatives use. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Manager in accordance with the Fund's liquidity risk management program (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. In accordance with the 1940 Act restrictions on "senior securities" and SEC staff interpretations on potential leverage through derivatives, a Fund that engages in derivatives trading routinely segregates liquid assets and/or "covers" its derivatives positions. While one purpose of segregation and coverage is to mitigate the downside risks of leverage, these practices do not eliminate such risks and cannot prevent a Fund from incurring losses (including significant reductions in net asset value) as a result of investing in derivatives.

Lack of Availability

Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If the Manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because such Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, a Fund's use of derivatives may affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Risks Associated with Derivatives Regulation

The U.S. government has enacted and is continuing to implement legislation that provides for the regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and some other countries have also adopted and are continuing to implement similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Such rules and other new rules and regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs.

While the rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

For example, in the event of a counterparty's (or its affiliate's) insolvency, a Fund's ability to exercise remedies, such as the

Baillie Gifford Funds – Statement of Additional Information

termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a "bail in").

The SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC's Release 10666 and ensuing staff guidance. The rule also requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. As the Funds come into compliance, the Funds' approach to asset segregation and coverage requirements described in this SAI will be impacted.

Additionally, United States regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. It is expected that these regulations will have a material impact on the Funds' use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between a Fund and its counterparties and may increase the amount of margin a Fund is required to provide. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.

These and other regulations are evolving and subject to change, so their potential impact on the Funds and the financial system may vary over time.

Emerging Markets Risk

Investments in emerging market countries pose additional risks when compared to investments in more developed markets. Those risks include:

Less Developed Economies Risk

The securities markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and other developed foreign countries, and disclosure and regulatory standards in many respects are less stringent.

The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product ("GDP") or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position.

The domestic economies of emerging market countries are generally not as diversified as those of the U.S. and certain Western European countries. A significant portion of many of such countries' national GDPs are represented by one commodity, such as oil, or groups of commodities. World fluctuations in the prices of certain commodities, such as the price of oil, may significantly affect the economy involved.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries' economies and securities markets.

Emerging market economies may also be dependent on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Governmental & Political Risk

In addition, the securities markets of emerging market countries may be subject to a lower level of monitoring and regulation.

Government enforcement of existing securities regulations may be limited, and any such enforcements are typically arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging market countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. In addition, investor sentiment toward companies in otherwise unrelated markets may be influenced by adverse

Baillie Gifford Funds – Statement of Additional Information

events in other foreign markets. Also, such local markets typically offer less regulatory protections for investors.

Furthermore, U.S. government actions and policies, such as those preventing certain investments, requiring disinvestment of certain holdings, or restricting economic transactions, may adversely impact the economic conditions in emerging market countries. Political change or instability, including the risks of war or terrorism, may also adversely affect the economies and securities markets of such countries. Expropriation, nationalization or other confiscation due to political change could result in a Fund's loss of its entire investment in the country involved. The possibility or reality of nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, widespread corruption, political or social instability or diplomatic developments could affect adversely the economies of countries and the value of the Funds' investments in those countries.

Liquidity Risk

Lack of liquidity and efficiency and/or government-imposed quotas in certain of the stock markets or foreign exchange markets in certain emerging market countries may mean that from time to time the Manager may experience more difficulty in purchasing or selling holdings of securities than it would in a more developed market. Restrictions on day trading, manual trading, block trading and/or off-exchange trading may mean that the Funds' investment options will be limited.

The financial markets in emerging market countries are also undergoing rapid growth and changes. This may lead to increased trading and pricing volatility, suspension risk and difficulties in settlement of securities.

Custody Risk

The custodial systems in countries with emerging markets may also not be fully developed.

There may be limited regulatory oversight of certain foreign sub-custodians that hold foreign securities subject to the supervision of the Funds' primary US-based custodian, BNYM. The Funds may be limited in their ability to recover assets if a foreign sub-custodian becomes bankrupt or otherwise unable or unwilling to return assets of the Funds, which may expose the Funds to risk, especially in circumstances where the Funds' primary custodian may not be contractually obligated to make the Funds whole for the particular loss.

Investments in emerging markets may also carry risks associated with failed or delayed settlement of market transactions and with the registration and custody of securities. Prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose a Fund to credit and other risks. Similarly, the reliability of trading and settlement systems in some emerging markets may not be equal to that available in more developed markets which may result in problems in realizing investments.

Currency Risk

Emerging market countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country's or company's ability to service its debt.

Special Risks of Investing in Asian Securities

In addition to the risks of foreign investments and emerging market countries investments described above, investments in Asia are subject to other risks.

The economies of Asian countries are at varying levels of development. Markets of countries whose economies are in the early stages of development may exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility than more developed markets. Some Asian countries depend heavily on foreign trade. The economies of some Asian countries are not diversified and are based on only a few commodities or industries.

Investments in Asia also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of more developed markets. Some Asian countries restrict direct foreign investment in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., through Depositary Receipts, as defined below in the "Investment Glossary" section).

Asian countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country's or company's ability to service its debt.

The political and economic prospects of one Asian country or group of Asian countries can affect other countries in the region. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one Asian country may spread to other Asian countries.

Special Risk Considerations of Investing in China

Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) potentially higher rates of inflation, (viii) the unreliability of

Baillie Gifford Funds – Statement of Additional Information

some economic data, (ix) the relatively small size and absence of operating history of many Chinese companies, (x) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (xi) greater political, economic, social, legal and tax-related uncertainty, (xii) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xiii) higher dependence on exports and international trade, (xiv) the risk of increased trade tariffs, sanctions, embargoes and other trade limitations, (xv) restrictions on foreign ownership, (xvi) custody risks associated with investing through the qualified foreign investor program or other programs to access Chinese securities, (xvii) U.S. sanctions or other investment restrictions with respect to Chinese issuers which could preclude a Fund from making certain investments or cause a Fund to sell investments at a disadvantageous time, and (xviii) risks associated with variable interest entity ("VIE") structures. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Certain Funds may invest in A Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Stock Connect program, or on such other stock exchanges in China which participate in the Stock Connect program from time to time. A Fund's investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect the Fund's investments and returns, including daily limits on net purchases and transfer restrictions. In addition, the Stock Connect program's trading, clearance and settlement procedures are relatively untested in China, which could pose risks to the Fund. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in Stock Connect A Shares, these Chinese tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

The Stock Connect program will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when a Fund may be subject to the risk of price fluctuations of A Shares during the time when the Stock Connect program is not trading. Because of the way in which China A shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai or Shenzhen Stock Exchanges becomes insolvent. Only certain China A shares are eligible to be accessed through the Stock Connect program. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through the Stock Connect program. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program's continued existence or whether future developments regarding the program may restrict or adversely affect the Fund's investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund's investments and returns.

Certain Funds may also invest in Chinese companies listed on foreign exchanges, such as U.S. or Hong Kong exchanges, that are part of VIE structures. Such investments are subject to the investment risks associated with the Chinese-based company. The VIE structure enables foreign investors, such as the relevant Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has prohibited the non-Chinese ownership of such company. The VIE structure does not involve direct equity ownership in a China-based company, but instead establishes claims to the China-based company's profits and control of the company's assets through contractual arrangements. If the Chinese government were to determine that the contractual arrangements establishing the VIE structure did not comply with Chinese law or regulations, the Chinese operating company could be subject to penalties, revocation of its business and operating license, or forfeiture of ownership interests. The Chinese government appears to have begun taking steps designed to curb the use of new VIE structures on some exchanges. Further intervention by the Chinese government with respect to any existing VIE structures could significantly affect the relevant Chinese operating company's performance and thus, the value of the Fund's investment through a VIE structure, as well as the enforceability of the contractual arrangements of the VIE structure. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments such as chops and seals are used without authorization. In the event of such an occurrence, a Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, or Chinese law changes in a way that adversely affects the enforceability of the arrangements, or the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available.

Special Risks of Investing in Latin American Securities

Although there have been significant improvements in recent years, the Latin American economies continue to experience significant problems.

Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries.

The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. There is no assurance that economic initiatives will be successful. Recovery may also be influenced by international economic conditions, particularly those in the U.S., and by world prices for oil and other commodities.

Baillie Gifford Funds – Statement of Additional Information

Special Risks of Investing in Eastern European Securities

Specific risks vary greatly between the various Eastern European markets, but they include corporate governance, fiscal stability, banking regulations, European Union accession and continued membership, global commodity prices, political stability and market liquidity.

In addition, the social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, may be particularly pronounced relative to investments in more developed countries. Russia's system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by "share extracts" from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence, or even mere oversight. Where necessary, the Funds will endeavor to ensure that their interests are appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these share extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Funds of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty's failure to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations because of theft or other reasons.

Special Risks of Investing in South African Securities

Specific risks include the transfer of assets to Black Economic Empowerment groups, tax increases, corporate governance, banking regulations, commodity prices, political changes and asset appropriation.

Special Risks of Investing in Middle Eastern Securities

Specific risks include political uncertainty and instability, widespread unemployment and social unrest. In addition, many economies in the Middle East are highly reliant on income from sales of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values.

Forward Foreign Currency Transactions

Each Fund may invest in forward foreign currency transactions. In a forward foreign currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against the Fund's position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against a Fund's position. The markets for certain currencies may at times become illiquid, and a Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and a Fund's ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by the Funds of foreign currency forward contracts may also give rise to leverage.

Initial Public Offerings

Each Fund may purchase securities in initial public offerings ("IPOs"). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to such Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Lack of Operating History

As of the date of this SAI, Baillie Gifford Asia Ex Japan Fund, Baillie Gifford Japan Growth Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Health Innovation Equities Fund and Baillie Gifford China Equities Fund had not yet commenced operations. Therefore, there is no operating history to evaluate the future performance of these Funds. The past performance of other investment funds managed by the Manager cannot be relied upon as an indicator of these Funds' success, in part because of the unique nature of each Fund's investment strategy. An investor in a Fund must rely upon the ability of the Manager in identifying and implementing investments. There can be no assurance that such personnel will be successful in identifying and implementing investment opportunities for a Fund.

Legal and Regulatory Risk

Legal, tax, and regulatory changes could occur that may adversely affect the Funds. New (or revised) laws or regulations or interpretations of existing law may be issued by the U.S. Internal Revenue Service (the "IRS") or U.S. Treasury Department, the U.S. Commodity Futures Trading Commission (the "CFTC"), the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the U.S.

Baillie Gifford Funds – Statement of Additional Information

The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators, and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.

The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

Finally, regulations require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments.

LIBOR

Many financial instruments use or may use a floating rate based on the London-Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the U.K.'s Financial Conduct Authority ("FCA") announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR's administrator, ICE Benchmark Administration ("IBA"), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a "synthetic" basis, but any such publications would be considered non-representative of the underlying market.

The elimination of LIBOR may adversely affect the interest rates on, and value of, certain investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate ("SOFR"), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds.

The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk

Illiquid securities are any securities or other assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquidity risk is the risk that the Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. Liquidity risk may be magnified during periods of changing interest rates, significant shareholder redemptions or market turmoil. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund.

In accordance with Rule 22e-4 under the 1940 Act, the Board has appointed the Manager as the Funds' liquidity risk management program administrator and has approved a liquidity risk management program for the Funds. The Manager expects to implement the program through its liquidity risk management team. Under the program, each Fund must assess and manage its liquidity risk, including classifying investments into specific liquidity categories, and maintaining a portion of its holdings in cash and assets that can be converted to cash within three business days. While the Funds' liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund's investments.

Non-U.S. Tax Risk

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund's pursuit of such refunds may subject the Fund to various administrative and/or judicial proceedings. A Fund's decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund's efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund's net asset value until it is received or until the Manager is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund's net asset value.

Baillie Gifford Funds – Statement of Additional Information

Preferred Stocks

Investment in preferred stocks involves certain risks. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity securities or interest rates. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If a Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer's call. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Repurchase Agreements

If the seller under a repurchase agreement becomes insolvent, a Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Also, if a seller defaults, the value of such securities may decline before a Fund is able to dispose of them.

Restricted Securities

Restricted securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.

Section 4(a)(2) Commercial Paper and Rule 144A Securities

The Funds may invest in Section 4(a)(2) paper, which is sold to institutional investors who agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(a)(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers that make a market in Section 4(a)(2) paper. As a result, Funds purchasing such securities will be exposed to liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers. Section 4(a)(2) paper and Rule 144A securities will be presumed illiquid for purposes of the Fund's limitation on illiquid securities unless the Manager (pursuant to the liquidity risk management program adopted by the Board) as the program administrator determines that the securities in question can be sold within five trading days. If any Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its net asset value, report the occurrence in compliance with Rule 22e-4 and Rule 30b1-10 under the 1940 Act and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(a)(2) paper or Rule 144A securities.

Special Purpose Acquisition Companies

Each Fund may also invest in stock, rights, warrants, and other securities offered in IPOs of special purpose acquisition companies or similar special purpose entities (collectively "SPACs"). A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company.

The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of the acquisition. Shortly after the SPAC's IPO, such units typically are split into publicly listed common stock and warrants (and rights, if applicable) which are each listed and traded separately. The proceeds from the IPO are placed in trust until such time that the SPAC identifies and consummates the acquisition. A SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If the SPAC does not complete the acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity's shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Warrants

The risks of a warrant are similar to the risks of a purchased call option. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of changes in the value of the underlying security or obligation or due to speculation in the market for the warrants or other factors. Prices of warrants do not necessarily move in tandem with the prices of their underlying securities; their prices may have significant volatility and it is possible that a Fund will lose its entire investment in a warrant. A Fund's failure to exercise a warrant or subscription right to purchase common shares in an issuer might result in the dilution of the Fund's interest in the issuing company.

Baillie Gifford Funds – Statement of Additional Information

Disclosure of Fund Investments

The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Disclosure Policies"). The Board may modify the Disclosure Policies at any time without notice.

The Disclosure Policies permit portfolio holdings information to be disclosed prior to the time that such information is disclosed through a public filing with the SEC or on the Funds' publicly available website to (i) the Manager and its affiliates, (ii) third party service providers who require access to the information to fulfill their duties to a Fund (including the Trust's custodian and administrator, transfer agent, independent registered public accounting firm, legal counsel, broker-dealers when requesting bids for or price quotations on securities and brokers in the normal course of trading), and (iii) shareholders and prospective shareholders (or their consultants and agents) of the Funds under the circumstances described below.

Quarterly Disclosure

In accordance with the Disclosure Policies, the Manager will disclose portfolio holdings of the Funds as of the end of each calendar quarter at http://USmutualfund.bailliegifford.com with a lag time of approximately 10 days after the end of the quarter.

The Manager has entered into ongoing arrangements to provide certain Fund portfolio holdings disclosure to the following persons or entities:

Entity	Reason for disclosure	Frequency	Delay Before Dissemination
Baillie Gifford Overseas Limited and its affiliates	To fulfill duties as Manager of the Funds	Daily	None
The Bank of New York Mellon	To fulfill duties as custodian, administrator, and transfer agent of the Funds	Daily	None
Cohen & Company, Ltd.	To fulfill duties as independent registered public accounting firm of the Funds	During annual audit and semi-annual cursory review	None
Ropes & Gray LLP	To fulfill duties as legal counsel to the Trust	For regulatory filings, board meetings, and other relevant legal issues	None
Toppan Merrill	To fulfill duties as financial printer and filing agent for the Funds	For regulatory filings and other printing purposes	None
Broker-dealers	When requesting bids for or price quotations on securities and brokers in the normal course of trading	Upon request	Five days

Conditional Disclosure

In accordance with the Disclosure Policies, the Manager may also disclose non-public portfolio holdings information to other persons if the following three conditions are met:

1.  The recipients are subject to a confidentiality agreement with respect to such information, which includes a prohibition on trading on such information and the recipient's agreement to destroy the information upon a written request from the Manager.

2.  The Trust's Chief Executive Officer and/or Chief Compliance Officer (each, being an "Authorizing Person") determines that disclosure is in the best interest of a Fund and its shareholders.

  In determining whether disclosure is in the best interests of a Fund and its shareholders, the Authorizing Person shall consider whether any potential conflicts exist between the interests of Fund shareholders and the Manager and its affiliates.

3.  The information is limited to that which the Manager believes is reasonably necessary to serve the purposes for which disclosure has been approved.

The Manager must also report any such disclosures to the Board at their next regularly scheduled meeting. This report must then be maintained by the Chief Compliance Officer or his/her designee for 6 years from the end of the fiscal year in which any exception was granted, the first 2 years in an easily accessible place. The Trust may modify its policies and procedures regarding portfolio holdings disclosure at any time without notice.

Disclosure Practices for Other Clients

The Manager and its affiliates advise and/or sub-advise registered investment companies and other pooled investment vehicles, which may be subject to different portfolio holdings disclosure policies than the Funds. Neither the Manager nor the Board exercises control over such policies. In addition, the separate account clients of the Manager and its affiliates have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. In addition, some of these clients have substantially similar investment objectives and strategies as the Funds and therefore potentially similar portfolio holdings as the Fund.

Compensation for Disclosure

A Fund's portfolio holdings may not be disclosed for compensation.

Investment Glossary

This section provides definitions of various terms, securities and investment techniques included in the Prospectus and this SAI. This SAI does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager and the individual portfolio managers.

Asia

References in the Prospectus and this SAI to "Asia" denote the region encompassing China, Hong Kong, India, Indonesia,

Baillie Gifford Funds – Statement of Additional Information

Japan, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand as well as other countries located in Asia, as determined by the Manager.

Australasia

References in the Prospectus and this SAI to "Australasia" denote the region encompassing New Zealand, Australia, Papua New Guinea, and neighboring islands in the Pacific Ocean.

Common Stocks

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests.

Convertible Securities

Convertible securities are fixed income securities that may be converted at either a stated price or a stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Like fixed income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Currency Forward Contracts

In a forward foreign currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into.

Cyber-attacks

Cyber-attacks include, among other things, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption.

Depositary Receipts

Depositary Receipts generally evidence an ownership interest in a corresponding security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying securities are denominated or traded.

American Depositary Receipts are typically publicly traded trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity.

Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs"), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.

Eastern European Securities

References in the Prospectus and this SAI to "Eastern European Securities" denote securities issued by companies located in Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Macedonia, Poland, Romania, Russia, Serbia, Slovak Republic, Slovenia, Turkey or Ukraine, as well as other countries in Eastern Europe, as determined by the Manager.

Far Eastern Securities

References in the Prospectus and this SAI to "Far Eastern Securities" denote securities issued by companies located in China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, the Philippines, Taiwan, Thailand or Singapore, as well as other Asian countries, as determined by the Manager.

Industry

References in the Prospectus and this SAI to "Industries" has the meaning ascribed to this term by the Manager, from time to time.

Latin American Securities

References in the Prospectus and this SAI to "Latin American Securities" denote securities issued by companies located in Argentina, Brazil, Chile, Colombia, Mexico or Peru, as well as other countries located in Latin America, as determined by the Manager.

Non-U.S. Securities

The Funds may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that

Baillie Gifford Funds – Statement of Additional Information

are organized and headquartered outside the U.S.; non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in "non-U.S. securities" for a Fund, the Manager may apply a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. For more information about how the Manager may define non-U.S. securities for purposes of a Fund's asset tests and investment restrictions, see the Fund's principal investments and strategies under "Principal Investment Strategies" in the Prospectus. For more information about how the Manager may determine whether an issuer is located in a particular country, see "Selected Investment Techniques and Topics—Location of Issuers" in the Prospectus.

Middle Eastern Securities

References in the Prospectus and this SAI to "Middle Eastern Securities" denote securities issued by companies located in Egypt, Israel, Qatar or United Arab Emirates, as well as other Middle Eastern countries as determined by the Manager.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer's liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock, and thus represent an ownership interest in the issuer.

Repurchase Agreements

A Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Restricted Securities

The Funds may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration.

Rule 144A Securities

Rule 144A securities are securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act.

Section 4(a)(2) Commercial Paper

The Funds may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act. This commercial paper is commonly called "Section 4(a)(2) paper." Section 4(a)(2) paper is sold to institutional investors who must agree to purchase it for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the 1933 Act. Section 4(a)(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers that make a market in Section 4(a)(2) paper.

Sector

References in the Prospectus and this SAI to "Sectors" has the meaning ascribed to this term by the Manager, from time to time.

Senior Securities

Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made.

South African Securities

References in the Prospectus and this SAI to "South African Securities" denote securities which are issued by companies located in South Africa.

Synthetic Convertible Securities

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a

Baillie Gifford Funds – Statement of Additional Information

synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments.

Warrants

The holder of a warrant or right typically has the right to acquire securities or other obligations from the issuer of the warrant or right at a specified price or under specified conditions.

Yankee Bonds

A Fund may invest in U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

Baillie Gifford Funds – Statement of Additional Information

Purchase, Redemption, and Pricing of Shares

How to Buy & Redeem Shares

The procedures for purchasing shares of a Fund are summarized in the Prospectus under "Shares—How to Buy Shares."

The procedures for redeeming shares of a Fund are summarized in the Prospectus under "Shares—How to Sell Shares."

Determination of Net Asset Value

As described in the Prospectus under the heading "Shares—How Shares are Priced," the net asset value per share of a Fund's shares of a particular class is determined by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's net asset value. The Prospectus further notes that the net asset value will be determined as of a particular time of day (the "Pricing Point") on any day on which the New York Stock Exchange ("NYSE") is open for unrestricted trading. The Pricing Point is normally at the scheduled close of unrestricted trading on the NYSE (generally 4:00 p.m. Eastern Time). In unusual circumstances, the Funds may determine that the Pricing Point shall be at an earlier, unscheduled close or halt of trading on the NYSE.

The Board has adopted Pricing and Valuation Procedures (the "Pricing and Valuation Procedures") for valuing portfolio securities and other assets in circumstances where market quotations are not readily available. The Board has appointed BNYM as the Funds' administrator and this includes responsibility for the operational execution of the valuation process. The Manager regularly reviews each Fund's holdings and valuations and notifies the administrator promptly if it reasonably believes that the current valuation of a particular security or other instrument may not reflect fair market value. The Board has also appointed ICE Data Services ("ICE") as a third-party valuation vendor. ICE provides, among other things, an adjustment for certain non-U.S. securities in the Funds based on certain factors and methodologies applied by ICE on each day the Funds are valued if a certain threshold is exceeded. While ultimate responsibility for the valuation process remains with the Board, the Board has delegated the responsibility for the supervision of compliance with net asset value calculation and pricing requirements to the Manager, the Manager's Fair Value Pricing Group and the Baillie Gifford Group's Valuation Committee, including the responsibility for determining the fair value of the Fund's securities or other instruments as well as making changes to pricing agents. The Trustees have created a Valuation Committee of the Board (the "Valuation Committee"), which is responsible for, among other things, reviewing promptly any fair value decision relating to one or more securities or other instruments held by a Fund that would result in a movement, up or down, in the net asset value of such Fund of more than 1/2 of 1% of the net asset value of the Fund. The Funds' Pricing and Valuation Procedures and valuation practices may be changed as the Funds come into compliance with Rule 2a-5 under the 1940 Act.

Pricing Methodologies

The following summarizes the methods typically used to determine values for the noted types of securities or instruments by the administrator pursuant to the Pricing and Valuation Procedures. If a security price cannot be obtained from an independent, third-party pricing agent, the administrator shall seek to obtain a bid price from at least one independent broker from a list provided by the Manager.

—  Equity securities listed on a securities exchange, market or automated quotation system (including equity securities traded over the counter) for which quotations are readily available are valued at the last quoted trade price on the primary exchange or market (foreign or domestic) on which they are most actively traded on the date of valuation (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the date of valuation, at the most recent quoted bid price.

—  Debt instruments are generally valued on a "clean" basis (excluding accrued interest) using valuations obtained from independent, third-party pricing agents. Certain short-term debt obligations may be valued at their amortized costs.

—  Options are generally valued at the last quoted sales price. If there is no reported sale on the date of valuation, positions are priced at the mean on the last day the option trades.

—  Futures contracts are valued at the settlement price established each day by the board of the exchange on which they are traded. On days when there is excessive volume, market volatility or the future does not end trading by the time a Fund's net asset value is calculated, the settlement price may not be available at the time at which net asset value is calculated. On such days the best available price (which is typically the last sales price) may be used to value each Fund's futures position. If the best available price is used when the settlement price is not available, any difference between the eventual settlement price and the best available price will not be considered as the basis for determining that an incorrect net asset value calculation has occurred.

—  Forward foreign currency exchange contracts are generally valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate at 4:00 p.m. Eastern Time, and the thirty, sixty, ninety and one-hundred and eighty day forward rates provided by an independent source.

—  Swaps are generally priced based on valuations provided by an independent third-party pricing agent.

—  Redeemable securities issued by open-end investment companies are generally valued at the investment company's applicable net asset value per share, with the exception of exchange-traded funds, which are generally priced as equity securities.

Baillie Gifford Funds – Statement of Additional Information

—  Foreign (non-U.S.) securities and instruments are priced as set forth in the Pricing and Valuation Procedures for the particular type of security (e.g., equity securities, debt securities, etc.). The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates obtained from pricing services at the Pricing Point on each day that the NYSE is open for regular trading. Pursuant to contractual arrangements maintained by the administrator, exchange rates are provided daily by recognized independent pricing agents. Securities and other instruments traded on markets in time zones that differ significantly from Eastern Time may be routinely subject to the use of third-party fair valuation vendors and other fair value qualifications.

Election under Rule 18f-1

The Trust, on behalf of each Fund included in this SAI, has made an election pursuant to Rule 18f-1 under the 1940 Act committing each such Fund to pay in cash any request for redemption received during any 90-day period of up to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of the period. This election is irrevocable without prior approval by the SEC. Each Fund reserves the right to pay redemption proceeds in-kind except as described above.

Baillie Gifford Funds – Statement of Additional Information

Trustees and Trust Officers

Trustee Responsibilities and Powers

The Board is responsible for the overall management and supervision of the Trust's affairs and for protecting the interests of shareholders. As of the date of this SAI, the Board is composed of five Trustees. Each Trustee oversees, and each officer serves, all series of the Trust that constitute the Baillie Gifford Funds complex.

The Trust's Second Amended and Restated Agreement and Declaration of Trust dated February 27, 2017, as amended from time to time (the "Declaration of Trust") permits the Board to:

—  Issue shares. The Board can issue an unlimited number of full and fractional shares of beneficial interest of each series of the Trust (each a "Series Fund"). Each share of a Series Fund represents an equal proportionate interest in such Series Fund with each other share of that Series Fund and is entitled to a proportionate interest in the dividends and distributions from that Series Fund.

  The Board can also subdivide any Series Fund into sub-series (or "Classes") of shares with such dividend preferences and other rights as the Board may designate. Each Series Fund is currently divided into at least two Classes. This power to subdivide Series Funds is intended to allow it to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a Series Fund to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. Each share of a Series Fund represents an equal proportionate interest in that Series Fund with each other share, subject to the different preferences of each Class of that Series Fund.

—  Establish new portfolios or series. The Board may establish one or more additional separate Series Funds (i.e., a new fund) or merge two or more existing Series Funds. Shareholders' investments in such an additional or merged portfolio may be evidenced by a separate Series Fund.

—  Charge shareholders. The Board may charge shareholders directly for custodial, transfer agency and servicing expenses.

—  Allocate other expenses. Any general expenses of the Trust that are not readily identifiable as belonging to a Series Fund are allocated in such a manner as to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Series Fund, certain expenses may be legally chargeable against the assets of all Series Funds.

—  Terminate the Trust or any Fund. The Board may terminate the Trust or any Series Fund upon written notice to the shareholders.

Trustee Appointments

The substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the current Trustees should serve as a Trustee. Generally, no one factor was decisive in the nomination or appointment of an individual to the Board.

Among the factors the Board considers when concluding that an individual should serve as a Trustee are the following:

—  the individual's business and professional experience and accomplishments;

—  the individual's ability to work effectively with the other Trustees;

—  the individual's prior experience, if any, in the investment management industry; and

—  how the individual's skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Trustee Nominations by Shareholders

Any shareholder may nominate a person to become a Trustee. To nominate a person for the Nominating and Governance Committee's consideration, a shareholder must submit their recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust (c/o Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, United Kingdom EH1 3AN). The recommendation must include:

—  biographical information regarding the candidate, the number of shares of each Fund owned of record and beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust, and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination;

—  the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

—  the recommending shareholder's name as it appears on the Trust's books;

—  the number of all shares of each Fund owned beneficially and of record by the recommending shareholder; and

—  a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

Baillie Gifford Funds – Statement of Additional Information

In addition, the Nominating and Governance Committee may require the candidate to furnish such other information as it may deem necessary or appropriate to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Nominating and Governance Committee considers and evaluates nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that it will determine to nominate any person, even if properly recommended and considered in accordance with this paragraph.

The following table sets out information on each of the Trustees, including an overview of the considerations that led the Board to conclude that each individual currently serving as a Trustee should serve as a Trustee.

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation and Other Directorships Held During Past 5 Years(2)	Considerations relevant to appointment as Trustee (see also "Trustees and Trust Officers–Trustee Appointments" above)	Portfolios in Trust overseen by Trustee	Dollar range(3) of Shares held in each Series Fund (USD)	Aggregate Dollar Range(3) of Shares held in all Series Funds (USD)
Independent Trustees
Howard W. Chin 1952	Trustee, Chair of the Nominating and Governance Committee(4)	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	Howard W. Chin has over 25 years of professional experience in the asset management industry. Most recently, as Managing Director of Fixed Income Securities at Guardian Life Insurance Company of America until 2013, Mr. Chin was responsible for managing multi-billion dollar structured products portfolios for Guardian's mutual funds, and general account. In addition, Mr. Chin was a member of the Investment Committee that determined Guardian's asset allocation among the various fixed income sectors.	21	Baillie Gifford Long Term Global Growth Fund – Over $100,000 Baillie Gifford Positive Change Equities Fund – Over $100,000	Over $100,000
Pamela M. J. Cox 1952	Trustee	Since 2017	Retired. Formerly: Senior Associate (non-resident), CSIS (think tank); Senior Vice President; Vice President East Asia, World Bank Group (international bank & financial services).

Pamela M. J. Cox has over 30 years of professional experience in the World Bank Group, providing investment project financing and economic policy advice. At the time of her retirement in 2013, she was Senior Vice President, leading strategy and business development. She previously held positions as Vice President East Asia and Vice President Latin America, overseeing business strategy, investment portfolios, operations, client relationships, policy formulation and governance. Since retiring, she has held positions as a Senior Associate (nonresident) at CSIS (think tank) and on nonprofit boards.

					21	Baillie Gifford Long Term Global Growth Fund – $50,001-$100,000	$50,001- $100,000

Baillie Gifford Funds – Statement of Additional Information

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation and Other Directorships Held During Past 5 Years(2)	Considerations relevant to appointment as Trustee (see also "Trustees and Trust Officers–Trustee Appointments" above)	Portfolios in Trust overseen by Trustee	Dollar range(3) of Shares held in each Series Fund (USD)	Aggregate Dollar Range(3) of Shares held in all Series Funds (USD)
Robert E. Rigsby 1949	Trustee, Chair of the Audit Oversight Committee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Energy, Inc. (electric and gas energy company).	Robert E. Rigsby has 30 years of broad professional experience in the energy industry. At the time of his retirement in 2002, he was President and COO of the Delivery Business at Dominion Energy, Inc. He previously held positions of Executive Vice President, Senior Vice President Finance & Controller, Vice President Human Resources, and Vice President Information Systems. Since his retirement, Mr. Rigsby has held leadership positions on the governing boards of two universities and several foundations.	21	Baillie Gifford Developed EAFE All Cap Fund – $10,001-$50,000
Baillie Gifford EAFE Plus All Cap Fund –
$10,001-$50,000
Baillie Gifford Emerging Markets Equities Fund – $10,001-$50,000
Baillie Gifford Global Alpha Equities Fund –
$50,001-$100,000
Baillie Gifford International Alpha Fund –
$10,001-$50,000
Baillie Gifford International Concentrated Growth Equities Fund –
$10,001-$50,000
Baillie Gifford International Growth Fund –
$50,001-$100,000
Baillie Gifford Long Term Global Growth Fund – $50,001-$100,000
Baillie Gifford Positive Change Equities Fund – $10,001-$50,000
Baillie Gifford U.S. Equity Growth Fund –
						$10,001-$50,000	Over $100,000
Donald P. Sullivan Jr. 1954(5)	Trustee	Since 2020	Retired. Formerly: Senior Vice President, Agency Distribution, Guardian Life Insurance (financial services).	Donald P. Sullivan Jr. has over 38 years of professional experience in the banking, securities, and financial services industries. At the time of his retirement in 2015, he was Senior Vice President of Agency Distribution at Guardian Life Insurance Company of America responsible for the growth and development of the National Career Agency Distribution Network. He previously served as President of Park Avenue Securities, Guardian's broker-dealer and registered investment adviser, overseeing product, compliance, operations, and strategy, as well as internal and external relationships.	21	None	None

Baillie Gifford Funds – Statement of Additional Information

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation and Other Directorships Held During Past 5 Years(2)	Considerations relevant to appointment as Trustee (see also "Trustees and Trust Officers–Trustee Appointments" above)	Portfolios in Trust overseen by Trustee	Dollar range(3) of Shares held in each Series Fund (USD)	Aggregate Dollar Range(3) of Shares held in all Series Funds (USD)
Interested Trustee (as defined in the 1940 Act)(2)
David W. Salter 1975	Trustee, Chair of the Board, President. Formerly, Vice President.	Since 2016	Partner, Baillie Gifford & Co. (parent of investment adviser); CEO & Chairman, Baillie Gifford Funds Services LLC (broker-dealer).	David Salter has 23 years of professional experience in the investment management and financial services industries. As CEO and Chairman of Baillie Gifford Funds Services LLC and a Partner of the Manager's parent firm, Baillie Gifford & Co., Mr. Salter is also involved in the oversight of products offered by Baillie Gifford Funds Services LLC and oversight of the operations of the Manager.	21	None	None

(1)  The address of each Trustee is c/o Ropes & Gray LLP, Prudential Tower, 800 Boylston Street Boston, MA 02199.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

(3)  Values given are as of December 31, 2020.

(4)  On October 1, 2020, Howard W. Chin took over as Chair of the Nominating and Governance Committee in anticipation of Bruce C. Long's retirement effective December 31, 2020.

(5)  Donald P. Sullivan Jr. joined the Board as a new Trustee on July 1, 2020.

Four of the Trustees are not "interested persons" (as that term is defined in the 1940 Act) of the Trust ("Independent Trustees"). One Trustee, who serves as Chair of the Board, is an "interested person" of the Trust by reason of his affiliation with the Manager and his role as an officer of the Trust. The Trust does not have a lead independent trustee. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to oversee the Funds, after taking into account the characteristics of the Funds and their investment strategies and policies. For a discussion of the Board's role in risk oversight of the Funds, please see "Manager—Oversight by the Board" below.

There is no stated term of office for the Trustees and a Trustee may serve until such Trustee reaches the age of 75 years. The Chair of the Board and the officers of the Trust, including the President of the Trust, are elected annually by the Board.

To the Trust's knowledge, as of December 31, 2020, none of the Independent Trustees or their immediate family members owned securities in the Manager or Baillie Gifford Funds Services LLC (the "Distributor" or "BGFS"), nor did they own securities in any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Trustee Meetings

The Board meets periodically throughout the year to oversee the Trust's activities, review contractual arrangements with certain service providers, monitor compliance with regulatory requirements, and, through its Performance Committee, review performance.

Committees

The Board has four standing committees, as follows:

Committee	Functions	Membership	Chair	Meetings during last fiscal year(1)
Audit Oversight Committee	Oversees the Trust's accounting and financial reporting policies and practices, its internal controls, and the quality and objectivity of the Trust's financial statements. Acts as liaison between the Trust's independent registered public accounting firm and the Board.	Independent Trustees only	Mr. Rigsby	4
Nominating and Governance Committee	Identifies, evaluates and recommends candidates to serve as Independent Trustees(2) and reviews the composition of the Board. Reviews and recommends Independent Trustee compensation.	Independent Trustees only	Mr. Chin(3)	2
Performance Committee	Enhances the communication between the Manager and the Independent Trustees regarding Fund performance. Discusses Fund performance matters relating to the most recent quarter and for such other purposes as the Performance Committee may determine.	All Trustees	No chair	4

Baillie Gifford Funds – Statement of Additional Information

Committee	Functions	Membership	Chair	Meetings during last fiscal year(1)
Valuation Committee	Overall responsibility for overseeing the valuation of the Funds' investments.	All Trustees	No chair	1

(1)  Information is provided for the fiscal year ended December 31, 2020.

(2)  The Nominating and Governance Committee will consider nominees recommended by shareholders. For a description of the procedures to be followed by security holders to submit recommendations, see "Trustees and Trust Officers—Trustee Nominations by Shareholders" above.

(3)  On October 1, 2020, Howard W. Chin took over as Chair of the Nominating and Governance Committee in anticipation of Bruce C. Long's retirement effective December 31, 2020.

Trustee Compensation

The following tables set forth a summary of the compensation received by each Independent Trustee for services rendered as a Trustee and, if applicable, committee chair, for the fiscal year ended December 31, 2020. The Trust pays no compensation to its officers and interested Trustee. For the fiscal year ended December 31, 2020, each Independent Trustee received a retainer fee of $106,000. The chairs of the Audit Oversight Committee and the Nominating and Governance Committee received additional compensation of $10,000 and $3,500, respectively.

Aggregate Compensation from each Fund	Howard W. Chin, Trustee and Chair of the Nominating and Governance Committee(4)	Pamela M. J. Cox, Trustee	Donald P. Sullivan Jr., Trustee(5)	Bruce C. Long, Trustee and Chair of the Nominating and Governance Committee(4)	Robert E. Rigsby, Trustee and Chair of the Audit Oversight Committee
Baillie Gifford Asia Ex Japan Fund(1)	—	—	—	—	—
Baillie Gifford China A Shares Growth Fund	$10.35	$10.27	$5.21	$10.52	$11.24
Baillie Gifford China Equities Fund(1)	—	—	—	—	—
Baillie Gifford Developed EAFE All Cap Fund	$4,003.53	$3,976.79	$1,776.61	$4,081.37	$4,351.97
Baillie Gifford EAFE Plus All Cap Fund	$3,909.27	$3,875.49	$2,124.76	$3,969.68	$4,241.11
Baillie Gifford Emerging Markets Equities Fund	$32,261.72	$31,984.82	$16,192.64	$32,764.01	$35,002.22
Baillie Gifford Emerging Markets ex China Fund	—	—	—	—	—
Baillie Gifford Global Alpha Equities Fund	$8,342.36	$8,273.72	$4,161.19	$8,478.28	$9,054.27
Baillie Gifford Global Stewardship Equities Fund	$33.73	$33.45	$17.21	$34.27	$36.61
Baillie Gifford Health Innovation Equities Fund	—	—	—	—	—
Baillie Gifford International Alpha Fund	$23,214.83	$23,025.36	$11,762.56	$23,596.15	$25,197.54
Baillie Gifford International Concentrated Growth Equities Fund	$940.60	$936.08	$337.47	$962.47	$1,024.40
Baillie Gifford International Growth Fund	$26,003.90	$25,801.18	$12,389.15	$26,450.39	$28,235.25
Baillie Gifford International Smaller Companies Fund	$10.28	$10.20	$5.14	$10.45	$11.16
Baillie Gifford Japan Growth Fund(1)	—	—	—	—	—
Baillie Gifford Long Term Global Growth Fund	$3,724.91	$3,689.48	$2,013.01	$3,775.87	$4,037.55
Baillie Gifford Positive Change Equities Fund	$380.22	$375.88	$237.09	$383.96	$411.36
Baillie Gifford U.S. Discovery Fund(1)	—	—	—	—	—
Baillie Gifford U.S. Equity Growth Fund	$351.52	$347.09	$245.53	$354.12	$379.83
Total Compensation from all Funds of the Trust(2)(3)	$106,875.00	$106,000.00	$53,000.00	$108,625.00	$116,000.00

(1)  Baillie Gifford Asia Ex Japan Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford Japan Growth Fund, Baillie Gifford U.S. Discovery Fund, and Baillie Gifford China Equities Fund had not yet commenced operations as of the end of the most recently completed fiscal year. Accordingly, these Funds did not pay any trustee compensation for the fiscal year ended December 31, 2020.

(2)  All Trustees receive reimbursements for reasonable expenses related to their attendance at the meetings of the Board or committees, which are not included in the amounts shown. The amounts shown indicate the aggregate compensation paid to the Trustees for their service on the Board of the Trust and its series. During the 2020 fiscal year, no Trustee accrued pension or retirement benefits as part of the Trust's expenses, and no Trustee is expected to receive annual benefits upon retirement.

(3)  This total includes compensation from Baillie Gifford International All Cap Fund, the shares of which are not registered under the Securities Act of 1933 and are not offered through the Prospectus and this SAI. The total also includes compensation from Baillie Gifford Multi Asset Fund, the shares of which are not offered through the Prospectus and this SAI.

(4)  On October 1, 2020, Howard W. Chin took over as Chair of the Nominating and Governance Committee in anticipation of Bruce C. Long's retirement effective December 31, 2020.

(5)  Donald P. Sullivan Jr. joined the Board as a new Trustee on July 1, 2020.

Baillie Gifford Funds – Statement of Additional Information

Trust Officers

The following table sets out the officers of the Trust, their principal occupations during the last five years, and certain other information.

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)
Officers (other than officers who are also Trustees)
Andrew Telfer 1967	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co.
Michael Stirling-Aird 1977	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited.
Julie Paul 1975	Vice President	Since 2012	Manager, North American Funds Operations Department, Baillie Gifford & Co.
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co.; Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, North American Funds Operations Department, Baillie Gifford & Co.
Graham Laybourn 1966	Vice President	Since 2018	Partner, Baillie Gifford & Co.
Suzanne Quinn 1979	Chief Compliance Officer and AML Compliance Officer	Since 2018	Manager, Compliance Department, Baillie Gifford & Co.
Neil Riddell 1988	Chief Risk Officer	Since 2021	Head of Group Risk, Baillie Gifford & Co.
Gareth Griffiths 1973	Secretary and Chief Legal Officer	Secretary since 2015; Chief Legal Officer since 2017	Senior Legal Counsel for Baillie Gifford & Co.
Lesley-Anne Archibald 1988	Vice President	Since 2017	Manager, North American Funds Operations Department, Baillie Gifford & Co.
Kelly Cameron 1989	Vice President	Since 2020	Client Service Director, Baillie Gifford Overseas Limited.

(1)  The address of each officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, United Kingdom EH1 3AN.

(2)  The officers of the Trust are elected annually by the Board.

(3)  Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

Trust Officer Compensation

The Trust currently pays no compensation to officers of the Trust.

Trustee and Trust Officer Liability

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees and officers of the Trust are indemnified by the Trust for any and all liabilities and expenses actually and reasonably incurred in any proceeding brought or threatened against a Trustee or officer by reason of any alleged act or omission as Trustee or officer, unless such person did not act in good faith in the reasonable belief that such action was in the best interests of the Trust, under the Declaration of the Trust and the Bylaws of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Investment in the Funds by Trust, Manager and Distributor Personnel

The Trust, the Manager and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. This code of ethics permits personnel of the Trust, the Manager and the Distributor to invest in securities, including securities that may be purchased or held by the Funds, subject to restrictions.

Baillie Gifford Funds – Statement of Additional Information

Manager

The Manager is a wholly-owned subsidiary of Baillie Gifford & Co., which is generally engaged in the business of investment management. Both the Manager and Baillie Gifford & Co. are authorized and regulated in the U.K. by the Financial Conduct Authority. The Manager and its affiliates are referred to herein as the "Baillie Gifford Group."

Oversight by the Board

The Board oversees the Manager, including by overseeing the following activities of the Manager:

—  Risk Management. As part of this process, the Board receives a report from, and meets periodically with, the Trust's chief risk officer. The Board and the Performance Committee also meet periodically with representatives of the Manager to receive reports regarding the management of the Funds, including their investment risks.

—  Compliance with Relevant Laws. To assist this process, the Board meets periodically with the Funds' chief compliance officer and receives reports regarding the compliance of the Funds and the Manager with the federal securities laws and the Fund's own compliance policies and procedures.

—  Financial Accounting and Reporting. The Board, either itself or through its committees, meets periodically with officers of the Trust and representatives from the Manager and the auditor of the Funds, to review and consider the financial accounting and reporting of the Funds.

—  All Management activities. In the course of providing oversight, the Board meets periodically with officers of the Trust and representatives from the Manager, and receives a broad range of reports on the Funds' activities, including regarding each Fund's investment portfolio.

—  Appointment of the Manager. The Board also reviews the appointment of the Manager at least annually. The basis for the most recent report is set out in the most recent annual accounts of the Funds.

Management Services

The Manager serves as the investment manager of the Funds under the Second Amended and Restated Investment Advisory Agreement dated June 18, 2021, as amended from time to time (the "Advisory Agreement").

Responsibilities

Under the Advisory Agreement, the Manager manages the investment and reinvestment of the assets of each Fund and generally administers its affairs, subject to oversight by the Board as described above. The Manager also furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds and certain administrative services.

Investment Advisory Fee

For these services, the Advisory Agreement provides that each Fund pays the Manager an investment advisory fee. This fee is based on a percentage of the Fund's average daily net assets and is paid quarterly.

The following table sets out the investment advisory fees paid for each of the Funds during the last three years:

Fund	Investment Advisory Fees Paid (USD)
	Year ending December 31, 2018	Year ending December 31, 2019	Year ending December 31, 2020
Baillie Gifford Asia Ex Japan Fund(1)	—	—	—
Baillie Gifford China A Shares Growth Fund(2)	—	181	7,577
Baillie Gifford China Equities Fund(1)	—	—	—
Baillie Gifford Developed EAFE All Cap Fund	1,361,993	1,622,137	1,894,638
Baillie Gifford EAFE Plus All Cap Fund	984,908	1,316,593	1,835,403
Baillie Gifford Emerging Markets Equities Fund	10,192,194	15,647,516	22,832,300
Baillie Gifford Emerging Markets ex China Fund(1)	—	—	—
Baillie Gifford Global Alpha Equities Fund	3,760,250	3,457,803	4,471,121
Baillie Gifford Global Stewardship Equities Fund	10,578	10,810	14,969
Baillie Gifford Health Innovation Equities Fund(1)	—	—	—
Baillie Gifford International Alpha Fund	7,023,267	7,600,559	10,409,554
Baillie Gifford International Concentrated Growth Equities Fund	130,097	278,508	508,776
Baillie Gifford International Growth Fund	9,332,949	9,066,471	11,625,310
Baillie Gifford International Smaller Companies Fund	171	6,622	8,040
Baillie Gifford Japan Growth Fund(1)	—	—	—

Baillie Gifford Funds – Statement of Additional Information

Fund	Investment Advisory Fees Paid (USD)
	Year ending December 31, 2018	Year ending December 31, 2019	Year ending December 31, 2020
Baillie Gifford Long Term Global Growth Fund	943,944	1,152,125	2,233,290
Baillie Gifford Positive Change Equities Fund	18,695	61,979	163,890
Baillie Gifford U.S. Discovery Fund(1)	—	—	—
Baillie Gifford U.S. Equity Growth Fund	9,771	51,833	150,240

(1)  Baillie Gifford Asia Ex Japan Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford Japan Growth Fund, Baillie Gifford U.S. Discovery Fund, and Baillie Gifford China Equities Fund had not yet commenced operations as of the end of the most recently completed fiscal year. These Funds have consequently not paid any advisory fees during any completed fiscal year of the Trust.

(2)  Baillie Gifford China A Shares Growth Fund commenced investment operations on December 19, 2019, and therefore did not pay any advisory fees for any years prior to 2019.

The advisory fee paid by each Fund under the Advisory Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of that Fund's average daily net assets:

Fund	Average Daily Net Assets of the Fund (billions)	Annual Advisory Fee Rate at Each Asset Level (percentage of the Fund's average daily net assets)
Baillie Gifford Asia Ex Japan Fund	$0 - $2 >$2 - $5 Above $5	0.48% 0.44% 0.42%
Baillie Gifford China A Shares Growth Fund	$0 - $2 >$2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford China Equities Fund	$0 - $2 >$2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Developed EAFE All Cap Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford EAFE Plus All Cap Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford Emerging Markets Equities Fund	$0 - $2 >$2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Emerging Markets ex China Fund	$0 - $2 >$2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Global Alpha Equities Fund	$0 - $2 >$2 - $5 Above $5	0.40% 0.36% 0.34%
Fund	Average Daily Net Assets of the Fund (billions)	Annual Advisory Fee Rate at Each Asset Level (percentage of the Fund's average daily net assets)
Baillie Gifford Global Stewardship Equities Fund	$0 - $2 >$2 - $5 Above $5	0.33% 0.29% 0.27%
Baillie Gifford Health Innovation Equities Fund	$0 - $2 >$2 - $5 Above $5	0.33% 0.29% 0.27%
Baillie Gifford International Alpha Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford International Concentrated Growth Equities Fund	$0 - $2 >$2 - $5 Above $5	0.40% 0.36% 0.34%
Baillie Gifford International Growth Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford International Smaller Companies Fund	All assets	0.58%
Baillie Gifford Japan Growth Fund	$0 - $2 >$2 - $5 Above $5	0.43% 0.39% 0.37%
Baillie Gifford Long Term Global Growth Fund	$0 - $2 >$2 - $5 Above $5	0.45% 0.41% 0.39%
Baillie Gifford Positive Change Equities Fund	$0 - $2 >$2 - $5 Above $5	0.33% 0.29% 0.27%
Baillie Gifford U.S. Discovery Fund	All assets	0.50%
Baillie Gifford U.S. Equity Growth Fund	$0 - $2 >$2 - $5 Above $5	0.33% 0.29% 0.27%

Investment Advisory Fee Waiver

In order to limit the expenses of Baillie Gifford Asia Ex Japan Fund, Baillie Gifford China A Shares Growth Fund, Baillie Gifford China Equities Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Japan Growth Fund, Baillie Gifford Positive Change Equities Fund, Baillie Gifford U.S. Discovery Fund, and Baillie Gifford U.S. Equity Growth Fund, the Manager has contractually agreed to waive its fees and/or bear other expenses of each Fund to the extent that the annual expenses (excluding taxes, sub-accounting expenses, and extraordinary expenses) would exceed a certain annual rate of each Fund's average daily net assets. These waivers are described in the Prospectus under "Fund Management."

How to Change the Investment Advisory Agreement

The Advisory Agreement may be amended in a manner consistent with the 1940 Act. Amendments to the Advisory Agreement will require shareholder approval, unless (a) the amendments do not increase the compensation of the Manager

Baillie Gifford Funds – Statement of Additional Information

or otherwise fundamentally alter the relationship of the Trust with the Manager and (b) the amendments are approved by the requisite majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any such party.

Term of Manager's Appointment

The Advisory Agreement will continue in effect for two years from its date of execution. After this two year period, it will continue if its continuance is approved at least annually by:

—  the Board or by vote of a majority of the outstanding voting securities of the relevant Fund; and

—  vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement may be terminated without penalty by:

—  vote of the Board or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice; or

—  the Manager upon sixty days' written notice.

The Advisory Agreement also terminates automatically in the event of its assignment.

Manager Liability

The Advisory Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Other Clients

The Manager acts as investment adviser to numerous other corporate and fiduciary clients. Certain officers and the interested Trustee of the Trust also serve as officers, directors and Trustees of other investment companies and clients advised by the Manager. These other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the Board that the desirability of retaining the Manager as adviser for the Funds outweighs the disadvantages, if any, which might result from these practices.

Shareholder Services

Responsibilities

Pursuant to a shareholder servicing agreement, the Manager furnishes certain services to shareholders of Class 2, Class 3, Class 4 and Class 5 of the Funds. Prior to May 1, 2017, such services were also furnished to shareholders of Class 1 of the

Funds. Class 1 shares of the Funds are no longer offered under the Prospectus or this SAI.

Fee

For these services, the shareholder servicing agreement provides that each share Class receiving the services pays the Manager a shareholder servicing fee. This fee is based on a fixed percentage of the Fund's average daily net assets and is paid quarterly.

The following table sets out the shareholder servicing fees paid for each of the Funds which have received these services during the last three years:

Fund	Shareholder Servicing Fees Paid (USD)
	Year ending December 31, 2018	Year ending December 31, 2019	Year ending December 31, 2020
Baillie Gifford Asia Ex Japan Fund(1)	—	—	—
Baillie Gifford China A Shares Growth Fund(1)	—	—	—
Baillie Gifford China Equities Fund(1)	—	—	—
Baillie Gifford Developed EAFE All Cap Fund	443,116	426,769	463,426
Baillie Gifford EAFE Plus All Cap Fund	456,749	465,615	560,909
Baillie Gifford Emerging Markets Equities Fund	762,817	732,290	762,491
Baillie Gifford Emerging Markets ex China Fund(1)	—	—	—
Baillie Gifford Global Alpha Equities Fund	940,872	877,954	1,022,167
Baillie Gifford Global Stewardship Equities Fund(1)	—	—	—
Baillie Gifford Health Innovation Equities Fund(1)	—	—	—
Baillie Gifford International Alpha Fund	1,876,556	1,784,763	1,942,132
Baillie Gifford International Concentrated Growth Equities Fund(1)	—	—	—
Baillie Gifford International Growth Fund	2,279,754	2,206,764	2,430,793
Baillie Gifford International Smaller Companies Fund(1)	—	—	—
Baillie Gifford Japan Growth Fund(1)	—	—	—
Baillie Gifford Long Term Global Growth Fund	128,393	144,581	209,443
Baillie Gifford Positive Change Equities Fund(1)	—	—	—
Baillie Gifford U.S. Discovery Fund(1)	—	—	—
Baillie Gifford U.S. Equity Growth Fund(1)	—	—	—

(1)  Baillie Gifford Asia Ex Japan Fund, Baillie Gifford China A Shares Growth Fund, Baillie Gifford China Equities Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford International Concentrated Growth

Baillie Gifford Funds – Statement of Additional Information

Equities Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Japan Growth Fund, Baillie Gifford Positive Change Equities Fund, Baillie Gifford U.S. Discovery Fund, and Baillie Gifford U.S. Equity Growth Fund do not offer any share classes that are subject to shareholder servicing fees. These Funds have consequently not paid any shareholder servicing fees during any completed fiscal year of the Trust.

Administration and Supervisory Services

Responsibilities

Pursuant to an administration and supervisory agreement, the Manager is responsible for furnishing certain administration services to Institutional Class and Class K shareholders as well as coordinating, overseeing and supporting services provided to Institutional Class and Class K shareholders by third parties.

Fee

For these services, the administration and supervisory agreement provides that Class K and Institutional Class each pays the Manager an administration and supervisory fee. This fee is based on a fixed percentage of the Fund's average daily net assets and is paid quarterly.

The following table sets out the administration and supervisory fees paid by each of the Funds during the last three years:

Fund	Administration and Supervisory Fees Paid (USD)
	Year ending December 31, 2018	Year ending December 31, 2019	Year ending December 31, 2020
Baillie Gifford Asia Ex Japan Fund(1)	—	—	—
Baillie Gifford China A Shares Growth Fund(2)	—	$56	$2,342
Baillie Gifford China Equities Fund(1)	—	—	—
Baillie Gifford Developed EAFE All Cap Fund	$161,838	$308,507	$396,084
Baillie Gifford EAFE Plus All Cap Fund	$16,455	$173,873	$292,896
Baillie Gifford Emerging Markets Equities Fund	$508,720	$2,193,932	$4,064,050
Baillie Gifford Emerging Markets ex China Fund(1)	—	—	—
Baillie Gifford Global Alpha Equities Fund	$84,286	$92,159	$272,426
Baillie Gifford Global Stewardship Equities Fund	$5,450	$5,570	$7,712
Baillie Gifford Health Innovation Equities Fund(1)	—	—	—
Baillie Gifford International Alpha Fund	$432,090	$864,691	$1,885,293
Baillie Gifford International Concentrated Growth Equities Fund	$55,291	$118,366	$216,230
Baillie Gifford International Growth Fund	$266	$28,659	$251,348
Baillie Gifford International Smaller Companies Fund	$50	$1,940	$2,356
Baillie Gifford Japan Growth Fund(1)	—	—	—
Baillie Gifford Long Term Global Growth Fund	$138,603	$216,532	$518,593
Fund	Administration and Supervisory Fees Paid (USD)
	Year ending December 31, 2018	Year ending December 31, 2019	Year ending December 31, 2020
Baillie Gifford Positive Change Equities Fund	$9,631	$31,929	$84,428
Baillie Gifford U.S. Discovery Fund(1)	—	—	—
Baillie Gifford U.S. Equity Growth Fund	$5,034	$26,702	$77,396

(1)  Baillie Gifford Asia Ex Japan Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford Japan Growth Fund, Baillie Gifford U.S. Discovery Fund, and Baillie Gifford China Equities Fund had not yet commenced operations as of the end of the most recently completed fiscal year. These Funds have consequently not paid any administration and supervisory fees during any completed fiscal year of the Trust.

(2)  Baillie Gifford China A Shares Growth Fund commenced investment operations in December 2019, and therefore did not pay any administration and supervisory fees for any years prior to 2019.

Investment Decisions by Portfolio Managers

Investment decisions made by the Manager for a Fund are made by teams of portfolio managers organized for that purpose.

Portfolio Manager Conflicts of Interest

In addition to managing the Funds, individual portfolio managers are commonly responsible for managing other registered investment companies, other pooled investment vehicles and/or other accounts. These other types of accounts may have similar investment strategies to the Funds.

For a description of potential conflicts of interest that may arise in connection with the portfolio managers' management of the Funds and the portfolio managers' management of other types of accounts please see "Principal Investment Risks—Conflicts of Interest Risk" in the Prospectus.

Other Accounts

The following table shows information regarding other accounts managed by the portfolio managers. The information is provided as of December 31, 2020, except where otherwise noted. As of December 31, 2020, no portfolio manager to a Fund owned beneficially any equity securities of such Fund.

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where advisory fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Baillie Gifford Asia Ex Japan Fund
Ben Durrant*
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

*  Information provided as of May 31, 2021.

Baillie Gifford Funds – Statement of Additional Information

Ownership of Securities—As of May 31, 2021, Mr. Durrant did not beneficially own any shares of Baillie Gifford Emerging Markets Equities Fund.

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where advisory fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Roderick Snell
Registered Investment Companies	2	6,449	1	207
Other Pooled Investment Vehicles	9	8,702	1	91
Other Accounts	18	18,501	1	4,789
Baillie Gifford China A Shares Growth Fund
Sophie Earnshaw
Registered Investment Companies	6	6,362	0	0
Other Pooled Investment Vehicles	10	3,736	0	0
Other Accounts	45	28,042	3	5,420
Louise Lin
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	2	4	0	0
Other Accounts	1	125	0	0
Mark Urquhart
Registered Investment Companies	1	812	0	0
Other Pooled Investment Vehicles	6	8,710	0	0
Other Accounts	89	62,409	4	2,764
Baillie Gifford China Equities Fund
Sophie Earnshaw*
Registered Investment Companies	7	6,613	0	0
Other Pooled Investment Vehicles	10	4,333	0	0
Other Accounts	44	27,520	3	5,245
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where advisory fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Mike Gush*
Registered Investment Companies	3	7,312	1	225
Other Pooled Investment Vehicles	11	6,237	1	135
Other Accounts	16	10,075	1	886
Roderick Snell*
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	8	9,137	0	0
Other Accounts	6	10,145	1	4,719

*  Information provided as of May 31, 2021.

Ownership of Securities—As of May 31, 2021, Ms. Earnshaw, Mr. Gush, and Mr. Snell did not beneficially own any shares of Baillie Gifford China Equities Fund.

Baillie Gifford Developed EAFE All Cap Fund
Gerard Callahan
Registered Investment Companies	5	5,773	0	0
Other Pooled Investment Vehicles	7	1,752	0	0
Other Accounts	43	19,503	2	632
Iain Campbell
Registered Investment Companies	5	5,773	0	0
Other Pooled Investment Vehicles	4	760	0	0
Other Accounts	41	18,896	2	632
Sophie Earnshaw
Registered Investment Companies	6	5,775	0	0
Other Pooled Investment Vehicles	10	3,736	0	0
Other Accounts	45	28,042	3	5,420

Baillie Gifford Funds – Statement of Additional Information

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where advisory fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Joe Faraday
Registered Investment Companies	5	5,773	0	0
Other Pooled Investment Vehicles	3	466	0	0
Other Accounts	38	18,769	2	632
Moritz Sitte
Registered Investment Companies	5	5,773	0	0
Other Pooled Investment Vehicles	6	4,692	0	0
Other Accounts	39	8,957	2	632
Baillie Gifford EAFE Plus All Cap Fund
Gerard Callahan
Registered Investment Companies	5	5,629	0	0
Other Pooled Investment Vehicles	7	1,752	0	0
Other Accounts	43	19,503	2	632
Iain Campbell
Registered Investment Companies	5	5,629	0	0
Other Pooled Investment Vehicles	4	760	0	0
Other Accounts	41	18,896	2	632
Sophie Earnshaw
Registered Investment Companies	6	5,631	0	0
Other Pooled Investment Vehicles	10	3,736	0	0
Other Accounts	45	28,042	3	5,420
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where advisory fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Joe Faraday
Registered Investment Companies	5	5,629	0	0
Other Pooled Investment Vehicles	3	466	0	0
Other Accounts	38	18,769	2	632
Moritz Sitte
Registered Investment Companies	5	5,629	0	0
Other Pooled Investment Vehicles	6	4,692	0	0
Other Accounts	39	18,957	2	632
Baillie Gifford Emerging Markets Equities Fund
Ben Durrant*
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

*  Information provided as of May 31, 2021.

Ownership of Securities—As of May 31, 2021, Mr. Durrant did not beneficially own any shares of Baillie Gifford Emerging Markets Equities Fund.

Mike Gush
Registered Investment Companies	2	213	1	207
Other Pooled Investment Vehicles	10	5,251	1	91
Other Accounts	16	10,015	1	834
Andrew Stobart
Registered Investment Companies	6	8,321	1	207
Other Pooled Investment Vehicles	4	3,145	1	91
Other Accounts	48	26,711	5	3,033

Baillie Gifford Funds – Statement of Additional Information

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where advisory fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Baillie Gifford Emerging Markets ex China Fund
Ben Durrant*
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0
Mike Gush
Registered Investment Companies	2	213	1	207
Other Pooled Investment Vehicles	10	5,251	1	91
Other Accounts	16	10,015	1	834
Andrew Strobart
Registered Investment Companies	6	8,321	1	207
Other Pooled Investment Vehicles	4	3,145	1	91
Other Accounts	48	26,711	5	3,033

*  Information provided as of May 31, 2021.

Baillie Gifford Global Alpha Equities Fund
Spencer Adair
Registered Investment Companies	1	3,954	1	3,954
Other Pooled Investment Vehicles	13	20,560	2	140
Other Accounts	58	45,173	5	13,437
Malcolm MacColl
Registered Investment Companies	1	3,954	1	3,954
Other Pooled Investment Vehicles	13	20,560	2	140
Other Accounts	58	45,173	5	13,437
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where advisory fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Helen Xiong
Registered Investment Companies	1	3,954	1	3,954
Other Pooled Investment Vehicles	13	20,560	2	140
Other Accounts	58	45,173	5	13,437
Baillie Gifford Global Stewardship Equities Fund
Josie Bentley
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	7	5,383	0	0
Other Accounts	3	329	0	0
Matthew Brett
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	8	8,496	0	0
Other Accounts	8	2,568	2	783
Mike Gush
Registered Investment Companies	2	6,449	1	207
Other Pooled Investment Vehicles	10	5,251	1	91
Other Accounts	16	10,015	1	834
Iain McCombie
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	7	2,162	0	0
Other Accounts	10	3,396	0	0

Baillie Gifford Funds – Statement of Additional Information

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where advisory fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Gary Robinson
Registered Investment Companies	2	9,064	1	8,964
Other Pooled Investment Vehicles	8	11,898	0	0
Other Accounts	13	3,990	0	0
Zaki Sabir
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	5	1,320	0	0
Other Accounts	3	329	0	0
Baillie Gifford International Alpha Fund
Donald Farquharson
Registered Investment Companies	4	3,940	0	0
Other Pooled Investment Vehicles	2	2,035	0	0
Other Accounts	42	22,051	6	3,387
Angus Franklin
Registered Investment Companies	35	17,731	5	3,033
Other Pooled Investment Vehicles	1	392	0	0
Other Accounts	4	3,940	0	0
Toby Ross
Registered Investment Companies	4	3,940	0	0
Other Pooled Investment Vehicles	7	2,755	0	0
Other Accounts	38	18,051	5	3,033
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where advisory fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Andrew Stobart
Registered Investment Companies	6	10,389	1	207
Other Pooled Investment Vehicles	4	3,145	1	91
Other Accounts	48	26,711	5	3,033
Jenny Davis
Registered Investment Companies	35	17,731	5	3,033
Other Pooled Investment Vehicles	1	392	0	0
Other Accounts	4	3,940	0	0
Tom Walsh
Registered Investment Companies	4	3,940	0	0
Other Pooled Investment Vehicles	1	392	0	0
Other Accounts	35	17,731	5	3,033
Baillie Gifford Health Innovation Equities Fund
Julia Angeles
Registered Investment Companies	2	50,154	2	50,154
Other Pooled Investment Vehicles	7	2,673	1	165
Other Accounts	38	22,134	0	0
Rose Nguyen*
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	2	569	0	0
Other Accounts	3	363	0	0

Baillie Gifford Funds – Statement of Additional Information

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where advisory fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Marina Record*
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	2	569	0	0
Other Accounts	3	363	0	0

*  Information provided as of October 30, 2021.

Baillie Gifford International Concentrated Growth Equities Fund
James Anderson
Registered Investment Companies	3	54,730	2	50,154
Other Pooled Investment Vehicles	7	26,850	1	165
Other Accounts	38	22,467	0	0
Lawrence Burns
Registered Investment Companies	3	54,730	2	50,154
Other Pooled Investment Vehicles	6	2,602	1	165
Other Accounts	38	22,467	0	0
Paulina Sliwinska
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	1	59	0	0
Other Accounts	3	543	0	0
Baillie Gifford International Growth Fund
James Anderson
Registered Investment Companies	3	50,259	1	1
Other Pooled Investment Vehicles	7	26,850	6	26,685
Other Accounts	35	22,467	38	22,467
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where advisory fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Julia Angeles
Registered Investment Companies	2	50,154	2	50,154
Other Pooled Investment Vehicles	7	2,673	1	165
Other Accounts	38	22,134	0	0
Lawrence Burns
Registered Investment Companies	3	50,259	2	50,154
Other Pooled Investment Vehicles	6	2,602	1	165
Other Accounts	38	22,467	0	0
Thomas Coutts
Registered Investment Companies	2	50,154	2	50,154
Other Pooled Investment Vehicles	5	2,543	1	165
Other Accounts	35	21,925	0	0
Brian Lum
Registered Investment Companies	4	50,452	3	50,450
Other Pooled Investment Vehicles	5	2,543	1	165
Other Accounts	35	21,925	0	0
Baillie Gifford International Smaller Companies Fund
Charlie Broughton*
Registered Investment Companies	1	297	1	297
Other Pooled Investment Vehicles	1	409	0	0
Other Accounts	1	792	0	0

*  Information provided as of January 29, 2021.

Ownership of Securities—As of January 29, 2021, Mr. Broughton did not beneficially own any shares of Baillie Gifford International Smaller Companies Fund

Baillie Gifford Funds – Statement of Additional Information

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where advisory fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Praveen Kumar
Registered Investment Companies	1	296	1	296
Other Pooled Investment Vehicles	3	4,019	0	0
Other Accounts	1	69	0	0
Brian Lum
Registered Investment Companies	4	55,025	3	50,450
Other Pooled Investment Vehicles	5	2,543	1	165
Other Accounts	35	21,925	0	0
Milena Mileva
Registered Investment Companies	1	296	1	296
Other Pooled Investment Vehicles	3	1,120	0	0
Other Accounts	8	3,703	0	0
Steve Vaughan
Registered Investment Companies	1	296	1	296
Other Pooled Investment Vehicles	1	366	0	0
Other Accounts	1	801	0	0
Baillie Gifford Japan Growth Fund
Donald Farquharson
Registered Investment Companies	5	8,114	0	0
Other Pooled Investment Vehicles	2	2,035	0	0
Other Accounts	42	22,051	6	3,387
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where advisory fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Tolibjon Tursunov
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	1	1,644	0	0
Other Accounts	7	4,321	1	354
Baillie Gifford Long Term Global Growth Fund
Tom Slater
Registered Investment Companies	2	9,064	1	8964
Other Pooled Investment Vehicles	8	43,532	0	0
Other Accounts	98	65,946	4	2,764
Mark Urquhart
Registered Investment Companies	1	2	0	0
Other Pooled Investment Vehicles	6	8,710	0	0
Other Accounts	89	62,409	4	2,764
Baillie Gifford Positive Change Equities Fund
Kate Fox
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	5	3,902	0	0
Other Accounts	3	1,442	0	0
Lee Qian
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	5	3,902	0	0
Other Accounts	2	641	0	0

Baillie Gifford Funds – Statement of Additional Information

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where advisory fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Baillie Gifford U.S. Discovery Fund
Douglas Brodie
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	3	5,339	0	0
Other Accounts	8	1,161	0	0
Svetlana Viteva
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	3	5,339	0	0
Other Accounts	8	1,161	0	0
Baillie Gifford U.S. Equity Growth Fund
Dave Bujnowski
Registered Investment Companies	1	8,964	1	8,964
Other Pooled Investment Vehicles	3	10,578	0	0
Other Accounts	10	3,661	0	0
Kirsty Gibson
Registered Investment Companies	1	8,964	1	8,964
Other Pooled Investment Vehicles	3	10,578	0	0
Other Accounts	10	3,661	0	0
Gary Robinson
Registered Investment Companies	2	8,970	1	8,964
Other Pooled Investment Vehicles	8	11,898	0	0
Other Accounts	13	3,990	0	0
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where advisory fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Tom Slater
Registered Investment Companies	2	9,775	1	8,964
Other Pooled Investment Vehicles	8	43,532	0	0
Other Accounts	98	65,946	4	2,764

Proxy Voting

The Trust has delegated to the Manager responsibility for the voting of proxies with respect to voting securities held by the Funds. The Manager does not use an automated proxy voting advisory service.

Voting Guidelines

The Manager has adopted the Governance and Sustainability Principles and Guidelines (the "Guidelines") to vote proxies related to securities held by the Funds.

The Guidelines are developed and administered by the Governance & Sustainability Team of the Baillie Gifford Group. This Governance & Sustainability Team sits alongside the investment teams and is responsible for the voting of proxies. The head of the Governance & Sustainability Team jointly reports to an investment partner of Baillie Gifford & Co., the parent of the Manager, and to the senior investment committee of the Investment Management Group of the Baillie Gifford Group (the "IMG").

The Guidelines articulate the Manager's approach to governance and sustainability matters including the following areas:

—  Prioritization of long-term value creation

—  A constructive and purposeful Board

—  Long-term focused remuneration with stretching targets

—  Fair treatment of stakeholders

—  Sustainable business practices

The Manager recognizes that given the range of markets in which the Funds invest, one set of standards is unlikely to be appropriate. The Guidelines consequently take an issues based approach covering standards from a global perspective.

Pragmatic & Flexible Approach

The Manager recognizes that companies within particular markets operate under significantly differing conditions. The Guidelines are intended to provide an insight into how the Manager approaches voting and engagement on behalf of clients with it being important to note that the Manager assesses every company individually. With respect to voting, the Manager will evaluate proposals on a case-by-case basis, based on what it

Baillie Gifford Funds – Statement of Additional Information

believes to be in the best long-term interests of clients, rather than rigidly applying a policy.

In evaluating each proxy, the Governance & Sustainability Team follows the Guidelines, while also considering third party analysis, the Manager's and its affiliates own research and discussions with company management.

The Governance & Sustainability Team oversees voting analysis and execution in conjunction with the investment teams.

The Manager may elect not to vote on certain proxies. While the Manager endeavors to vote a Fund's shares in all markets, on occasion this may not be possible due to a practice known as share blocking, whereby voting shares would result in prevention from trading for a certain period of time. When voting in these markets, the Manager assesses the benefits of voting clients' shares against the relevant restrictions. The Manager may also not vote where it has sold out of a stock following the record date.

Conflicts of Interest

The Manager recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom the Baillie Gifford Group has a material business or personal relationship. The Governance & Sustainability Team of the Baillie Gifford Group is responsible for monitoring possible material conflicts of interest with respect to proxy voting.

In most instances, applying the Guidelines to vote proxies will adequately address any possible conflicts of interest.

Proxy votes that involve a potential conflict of interest are managed in line with the Manager's Conflicts of Interest Policy and, where additional oversight is appropriate, the Governance & Sustainability Team report the conflict to the IMG for discussion. The IMG, which comprises several senior Baillie Gifford & Co. partners, will review the voting rationale, consider whether business relationships between Baillie Gifford and the company have influenced the proposed vote and decide the course of action to be taken in the best interest of clients.

Further Information

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by:

—  calling toll-free, 1-844-394-6127; or

—  by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov.

Investment Process

Best Execution

In placing orders for the purchase and sale of portfolio securities for the Funds, the Manager seeks to obtain the best price and execution.

Under a participating affiliate arrangement, the Manager may engage personnel and resources from its affiliate, Baillie Gifford Asia (Hong Kong) Limited , to execute trades for each Fund. Under normal circumstances, this arrangement will be utilized for executing trades in relation to

Asia-Pacific securities. However, the Manager may also utilize this arrangement for non-Asia-Pacific securities.

Use of Brokers or Dealers for Unlisted Investments

The use of brokers or dealers for unlisted investments is based on the most favorable price which can be obtained for the Funds.

Transactions in unlisted securities are carried out directly with company management when they are issuing primary equity. On occasion investment banks can be engaged as advisers in the trade but the monies are generally paid direct to the company. If, in the judgment of the Manager, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers, the trading desk will direct the trade through broker-dealers who make the primary market for such securities.

Selection of Brokers or Dealers

Broker selection for trading is determined entirely by the requirement to achieve best execution for the Funds.

The Manager selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Manager will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

Execution only approach

The Manager pays execution-only commission rates and does not pay "bundled" fees for brokerage and research. The Manager assumes full responsibility for payment for non-execution services from brokers, such as reports on economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with analysts and specialists. The receipt of such services does not factor in the selection of brokers.

Foreign Currency Transactions—Custodians

Although the Manager executes certain foreign currency transactions internally through its foreign currency trading desk, the Manager may determine that:

—  certain transactions may not be most efficiently executed by its trading desk. Such transactions may be administered by a third party such as the Fund's custodian. Such transactions tend to be in smaller amounts (for example, income repatriation), and such transactions may be executed by such third parties in accordance with standing instructions received from the Manager; or

Baillie Gifford Funds – Statement of Additional Information

—  due to local market regulations, responsibility has to pass to the client's custodian for execution under standing instruction.

Also, income received into the portfolios will automatically be swept into U.S. dollars by means of standing instruction foreign exchange carried out by the custodian.

Given the nature of such transactions and the general size of the markets, the Manager has limited ability to analyze or review the specific details and efficiency of trading in these amounts.

Directed Brokerage Transactions

During the fiscal year ended December 31, 2020, no Fund directed brokerage transactions.

Brokerage Commissions

As mentioned above, the Manager pays execution-only commission rates for trading. The Manager believes this helps to mitigate any potential conflicts of interest that might arise from the purchase of two sets of services paid out of the Funds' dealing commission.

Research services permitted to be paid from client dealing commissions under Section 28(e) (the "safe harbor") of the Exchange Act are now paid for directly by the Manager under separate agreements with brokers.

The following table sets out the brokerage commission fees paid for each of the Funds during the last three years:

Fund	Brokerage Commission Fees Paid (USD)
	Year ending December 31, 2018	Year ending December 31, 2019	Year ending December 31, 2020
Baillie Gifford Asia Ex Japan Fund(1)	0	0	0
Baillie Gifford China A Shares Growth Fund(2)	0	683	363
Baillie Gifford China Equities Fund(1)	0	0	0
Baillie Gifford Developed EAFE All Cap Fund	95,861	85,488	89,601
Baillie Gifford EAFE Plus All Cap Fund	70,027	54,382	101,288
Baillie Gifford Emerging Markets Equities Fund	723,949	888,321	1,542,912
Baillie Gifford Emerging Markets ex China Fund(1)	0	0	0
Baillie Gifford Global Alpha Equities Fund	237,046	109,023	239,556
Baillie Gifford Global Stewardship Equities Fund	332	498	522
Baillie Gifford Health Innovation Equities Fund[1]	0	0	0
Baillie Gifford International Alpha Fund	564,451	359,252	879,503
Baillie Gifford International Concentrated Growth Equities Fund	24,012	4,490	56,847
Baillie Gifford International Growth Fund	443,460	173,867	685,689
Fund	Brokerage Commission Fees Paid (USD)
	Year ending December 31, 2018	Year ending December 31, 2019	Year ending December 31, 2020
Baillie Gifford International Smaller Companies Fund	164	175	196
Baillie Gifford Japan Growth Fund(1)	0	0	0
Baillie Gifford Long Term Global Growth Fund	39,264	22,349	120,752
Baillie Gifford Positive Change Equities Fund	2,837	3,132	20,832
Baillie Gifford U.S. Discovery Fund(1)	0	0	0
Baillie Gifford U.S. Equity Growth Fund	3,107	2,294	15,293

(1)  Baillie Gifford Asia Ex Japan Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford Japan Growth Fund, Baillie Gifford U.S. Discovery Fund, and Baillie Gifford China Equities Fund had not yet commenced operations as of the end of the most recently completed fiscal year. Therefore, these Funds have not paid any brokerage commissions during any completed fiscal year of the Trust.

(2)  Baillie Gifford China A Shares Growth Fund commenced investment operations on December 19, 2019, and therefore did not pay any brokerage commissions for any years prior to 2019.

Any material changes in brokerage commissions shown in the table above are the result of changes in portfolio turnover for the relevant Fund.

Affiliated Broker-Dealers

No Fund paid brokerage commissions to affiliated broker/dealers for the fiscal years ended December 31, 2018, 2019, and 2020.

Regular Broker or Dealer

During the fiscal year ended December 31, 2020, Baillie Gifford Global Alpha Equities Fund acquired and held shares issued by Jefferies Financial Group, Inc. a regular broker or dealer or a parent company of a regular broker or dealer of Baillie Gifford Global Alpha Equities Fund. The aggregate value of the securities of Jefferies Financial Group, Inc. held as of the fiscal year ended December 31, 2020 was $6,846,844.

Portfolio Turnover

The buying and selling of the securities held by a Fund is known as "portfolio turnover." Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to individual shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact a Fund's after-tax returns. See the "Tax" section below.

Portfolio turnover rates for each Fund for which financial highlights are available are provided under "Financial Highlights" in the Prospectus. For the fiscal year ended December 31, 2020,

Baillie Gifford Funds – Statement of Additional Information

Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford Positive Change Equities Fund and Baillie Gifford U.S. Equity Growth Fund experienced an increase in portfolio turnover compared to the previous period due to increased shareholder activity. Baillie Gifford China A Shares Growth Fund experienced an increase in portfolio turnover compared to the previous period due to the Fund experiencing its first full year of investment operations.

Payments to Financial Intermediaries

It is expected that Institutional Class shares of the Funds will make payments, or reimburse the Manager or its affiliates for payments it makes, to financial intermediaries ("Financial Intermediaries") that provide certain administrative, recordkeeping, and account maintenance services to beneficial owners of Fund shares. The amount of such payments and/or reimbursement is currently capped by resolution of the Board. The amount of such payments and/or reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically. The Funds may enter into certain agreements with Financial Intermediaries that require payments for sub-transfer agency services in excess of the Board approved cap on payments and/or reimbursements to Financial Intermediaries. In such instances the Manager will pay, out of its own profits, the difference between the amount due under the agreement with the Financial Intermediary and the cap on such payments and/or reimbursements approved by the Board.

Financial Intermediaries are firms that sell shares of mutual funds, including the Funds, for compensation and/or provide certain administrative and account maintenance services to mutual fund investors. Financial Intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies.

In some cases, a Financial Intermediary may hold its clients' Fund shares in nominee name. Shareholder services provided by a Financial Intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by a Fund or the Manager or its affiliates to a Financial Intermediary is typically paid continually over time, during the period when the Financial Intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by the Funds or the Manager or its affiliates to different Financial Intermediaries for shareholder services varies. The compensation is typically a percentage of the value of the Financial Intermediary's clients' investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the Financial Intermediary.

If payments to Financial Intermediaries by a mutual fund, distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your Financial Intermediary at the time of purchase.

If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by a Financial Intermediary, you may be required by the Financial Intermediary to pay additional fees. You should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.

The Distributor, the Manager and/or their affiliates intend to make payments to Financial Intermediaries for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Funds. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The total amount of these payments may be substantial, may be substantial to any given recipient, and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as "revenue sharing payments." Revenue sharing arrangements are separately negotiated between the Distributor, the Manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for a Financial Intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Contact your Financial Intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the Manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the Fund on which fees are being charged.

Other Services

In relation to Classes 2-5, the Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement (the "Shareholder Servicing Agreement") with the Manager, under which the Manager has agreed to act as shareholder servicer for the Funds. In relation to Class K and Institutional Class shares, the Trust, on behalf of the Funds, has entered into an Administration and Supervisory Agreement (the "Administration and Supervisory Agreement") with the Manager, under which the Manager has agreed to provide certain administration and supervisory services for the Funds.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Shareholder Service Plan") to compensate BGOL for services provided to Classes 2-5. The Shareholder Service Fees collected by the Manager (as described in the Prospectus under "Shares—Restrictions on Buying Shares") are

Baillie Gifford Funds – Statement of Additional Information

for services that are not primarily intended to result in the sale of Fund shares. The Trust has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Administration, Supervisory and Sub-Accounting Services Plan" and together with the Shareholder Service Plan, the "Plans") to compensate BGOL for administration and supervisory services and to reimburse BGOL or its affiliates for payments they make to third parties for sub-accounting services provided to Class K and Institutional Class Shares of the Funds. Like the Shareholder Service Fees, the Administration and Supervisory Fees collected by the Manager (as described in the Prospectus under "Shares—Restrictions on Buying Shares") are for services that are not primarily intended to result in the sale of Fund shares.

The Board has adopted the Plans to allow the Funds, the Manager and its affiliates, including BGFS, to incur certain expenses that might be considered indirect payments by the Funds for distribution of Fund shares. Under the Plans, if the payment of fees to the Manager, or other payments made by Institutional Class shares of the Funds to Financial Intermediaries for recordkeeping, sub-accounting, sub-transfer agency or other services, should be deemed to constitute indirect financing by the Trust of the distribution of Fund shares, such payments are authorized by the applicable Plan. However, no distribution payments under Rule 12b-1 have been authorized by the Board as of the date of this SAI, and no distribution fees under Rule 12b-1 are currently payable under the Plans. If the Board authorizes distribution payments under Rule 12b-1 in the future for any class of shares, the Manager or another service provider might collect distribution fees under Rule 12b-1. This would also require the Prospectus to be updated to reflect such additional fees.

The Manager and BGFS, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Manager and BGFS may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares or to Financial Intermediaries that render recordkeeping, sub-accounting sub-transfer agency and other services, as described in greater detail above under "Payments to Financial Intermediaries."

The Plans have been approved by the Board in accordance with Rule 12b-1. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of each Plan prior to its approval and determined that there is a reasonable likelihood that each Plan will benefit the Funds and its shareholders.

In accordance with the requirements of Rule 12b-1, the Manager provides quarterly reporting to the Board regarding all payments made by the Funds directly to Financial Intermediaries and to the Manager under the Shareholder Servicing Agreement and the Administration and Supervisory Agreement, including reporting of the purposes for which such payments were made. To the extent that a Plan gives the Manager or its affiliates greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Funds' shares may result.

Compensation

The portfolio managers' compensation arrangements within the Manager vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co.

Employees of Baillie Gifford & Co.

A portfolio manager's compensation generally consists of:

—  base salary;

—  a company-wide all staff bonus;

—  a performance related bonus; and

—  the standard retirement benefits and health and welfare benefits available to all Baillie Gifford & Co. employees.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses, and is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's performance related bonus is determined by team and individual performance. Team performance will generally be measured on investment performance over a three, four or five year basis and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff. Individual performance will be determined by the individual's line manager at the annual appraisal at which staff are assessed against key competencies and pre-agreed objectives. The bonus is paid on an annual basis.

A proportion of the performance related bonus is mandatorily deferred. Currently recipients defer between 20% and 40% of their performance related bonus. Awards will be deferred over a period of three years and will be invested in a range of funds managed by the Baillie Gifford Group.

Partners of Baillie Gifford & Co.

Spencer Adair, James Anderson, Matthew Brett, Douglas Brodie, Dave Bujnowski, Lawrence Burns, Gerard Callahan, Iain Campbell, Thomas Coutts, Donald Farquharson, Kate Fox, Angus Franklin, Mike Gush, Malcolm MacColl, Iain McCombie, Gary Robinson, Tom Slater, William Sutcliffe, Mark Urquhart, and Helen Xiong are partners of Baillie Gifford & Co.

The remuneration of Baillie Gifford & Co. partners comprises Baillie Gifford & Co. partnership profits, which are distributed as:

—  base salary; and

—  a share of the partnership profits.

The profit share is calculated as a percentage of total partnership profits based on seniority and role within Baillie Gifford & Co. The basis for the profit share is detailed in the Baillie Gifford & Co. Partnership Agreement.

The main staff benefits such as pension schemes are not available to partners and therefore partners provide for benefits from their own personal funds.

Partners in their first few years additionally receive a bonus. The bonuses are calculated in the same way as those for staff but exclude the deferred element. A proportion of the bonus paid will be retained to be used to buy capital shares in the partnership.

Baillie Gifford Funds – Statement of Additional Information

Other Key Service Providers

Administrator – BNYM

The Bank of New York Mellon of 240 Greenwich, New York, NY, 10286, serves as the Funds' administrator pursuant to a Fund Administration and Accounting Agreement between the Trust, on behalf of the Fund, and BNYM.

The fees for the last three fiscal years are as follows:

Fund	Administration Fees Paid (USD)
	Year ending December 31, 2018	Year ending December 31, 2019	Year ending December 31, 2020
Baillie Gifford Asia Ex Japan Fund(1)	—	—	—
Baillie Gifford China A Shares Growth Fund(2)	—	1,250	71,956
Baillie Gifford China Equities Fund(1)	—	—	—
Baillie Gifford Developed EAFE All Cap Fund	211,909	199,094	214,860
Baillie Gifford EAFE Plus All Cap Fund	160,874	166,151	178,317
Baillie Gifford Emerging Markets Equities Fund	842,119	1,172,369	1,428,575
Baillie Gifford Emerging Markets ex China Fund(1)	—	—	—
Baillie Gifford Global Alpha Equities Fund	455,685	360,969	381,525
Baillie Gifford Global Stewardship Equities Fund(2)	66,320	94,078	96,563
Baillie Gifford Health Innovation Equities Fund(1)	—	—	—
Baillie Gifford International Alpha Fund	927,808	892,478	993,103
Baillie Gifford International Concentrated Growth Equities Fund	62,061	93,019	95,141
Baillie Gifford International Growth Fund	1,244,285	1,074,790	1,166,483
Baillie Gifford International Smaller Companies Fund	1,479	78,744	108,153
Baillie Gifford Japan Growth Fund(1)	—	—	—
Baillie Gifford Long Term Global Growth Fund	117,595	115,869	159,375
Baillie Gifford Positive Change Equities Fund	62,088	93,522	95,285
Baillie Gifford U.S. Discovery Fund(1)	—	—	—
Baillie Gifford U.S. Equity Growth Fund	75,332	81,416	82,940

(1)  Baillie Gifford Asia Ex Japan Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford Japan Growth Fund, Baillie Gifford U.S. Discovery Fund, and Baillie Gifford China Equities Fund had not yet commenced operations as of the end of the most recently completed fiscal year and therefore have not paid any administration fees during any completed fiscal year of the Trust.

(2)  Baillie Gifford China A Shares Growth Fund commenced investment operations on December 19, 2019, and therefore did not pay any administration fees for any years prior to 2019.

The fees noted above were accrued for the fiscal period indicated, but may have been paid after the end of such fiscal period.

Custodian – BNYM

BNYM is also the Trust's custodian. As such, BNYM or sub-custodians acting at its direction hold in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, are the registered owners of securities held in book entry form belonging to the Funds.

Upon instruction, BNYM or such sub-custodians receive and deliver cash and securities of the Funds in connection with Fund transactions and collect all dividends and other distributions made with respect to Fund portfolio securities.

Transfer Agent – BNY Mellon Investment Servicing (U.S.) Inc.

BNY Mellon Investment Servicing (U.S.) Inc., of 4400 Computer Drive, Westborough, MA 01581, serves as the Trust's transfer agent, registrar and dividend disbursing agent.

Independent Registered Public Accounting Firm – Cohen & Company, Ltd.

Cohen & Company, Ltd. serves as independent registered public accounting firm to the Trust and conducts an annual audit of the financial statements of each operational Fund and provides other audit related and tax services. The principal business address of Cohen & Company, Ltd. is 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115.

Underwriter – BGFS

Baillie Gifford Funds Services LLC, of 1 Greenside Row, Calton Square, Edinburgh EH1 3AN, United Kingdom, a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Funds.

The Trust has entered into a distribution agreement with BGFS. BGFS offers and sells shares to investors as agent of each Fund either directly or through brokers, dealers and other financial institutions which enter into selling agreements with BGFS, and/or the Trust. The distribution agreement provides that BGFS will use all reasonable best efforts in connection with the distribution of shares of the Funds. The Funds' shares will be offered on a continuous basis.

The Funds did not pay BGFS any underwriting commissions or other compensation during the Funds' last three fiscal years.

Trust Legal Counsel – Ropes & Gray LLP

Ropes & Gray LLP, of Prudential Tower, 800 Boylston Street, Boston, MA 02199, is legal counsel to the Trust.

Independent Trustee Legal Counsel – Vedder Price P.C.

Vedder Price P.C., of 222 North LaSalle Street, Chicago, IL, 60601, is legal counsel to the independent trustees.

Baillie Gifford Funds – Statement of Additional Information

Shareholders

Principal Holders of Securities

A shareholder will be considered a "principal holder" of shares if that shareholder owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares. The principal holders as of November 22, 2021 are listed in the table below. Each principal holder owns of record and beneficially, except as otherwise indicated.

The Trust believes that no other person or group owns of record or beneficially 5% or more of the shares of any class of a Fund. Baillie Gifford Asia Ex Japan Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford Japan Growth Fund, and Baillie Gifford China Equities Fund had not commenced operations as of November 22, 2021 and therefore did not have any principal holders.

Investor	Investor Address	Percentage Ownership of Class

Baillie Gifford China A Shares Growth Fund

Baillie Gifford International LLC – Institutional Class	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%
Baillie Gifford International LLC – Class K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%

Baillie Gifford China Equities Fund

Baillie Gifford International LLC – Institutional Class	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%
NAIDOT & CO C/O Bessemer Trust CO – Class K	100 Woodbridge Center Drive, Woodbridge, NJ 07095	52.54%
Baillie Gifford International LLC – Class K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	47.46%

Baillie Gifford Developed EAFE All Cap Fund

US Army NAF Retirement Plan – Class 3	2455 Reynolds Road, Fort Sam, Houston, TX 78234	100.00%
El Paso Firemen & Policemen's Pension Fund – Class 4	909 East San Antonio Ave, El Paso, TX 79901-2523	100.00%
Capinco C/O US Bank – Class K*	1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212	68.66%
Maryland Prepaid College Trust – Class 2	217 E. Redwood Street, Suite 1350, Baltimore, MD 21202-3314	56.21%
Eversource Energy Service Company FBO the Eversource Retirees Benefit Trust – Class 2	107 Selden Street, Berlin, CT 06037	43.74%
Pershing LLC – Institutional Class*	PO Box 2052 Jersey City, NJ 07303	36.18%
Investor	Investor Address	Percentage Ownership of Class
Capinco C/O US Bank – Institutional Class*	1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212	24.84%
Howard County Master Trust – Class K	3430 Court House Drive, Ellicott City, MD 21043-4300	23.98%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	19.76%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street, San Francisco, CA 94105	13.45%

Baillie Gifford EAFE Plus All Cap Fund

Dole Food Company Inc Master Trust – Class 4	210 Sixth Ave Suite 3720 Pittsburgh Pa 15222	100.00%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	76.39%
Capinco C/O US Bank – Class K*	1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212	50.53%
Lexington Fayette Urban County Policemen's and Firefighter's Retirement Fund – Class 3	200 East Main Street, Lexington, KY 40503	41.24%
Prince George's County Police Pension Plan – Class 3	1400 McCormick Drive, Suite 110, Largo, MD 20774	36.59%
The National Magazine Pension Scheme – Class 2	72 Broadwick Street, London, WIF 9EP	34.59%
Beacon Health System Inc – Class 2	600 East Blvd, Elkhart, IN 46514	24.00%
Macalaster College – Class 2	1600 Grand Avenue, St Paul, MN 55105-1899	22.56%
Prince George's County Fire Service Pension Plan – Class 3	1400 McCormick Drive, Suite 110, Largo, MD 20774	22.17%
Northern Trust as Trustee FBO NiSource Inc Master Retirement Trust – Class K	801 S Canal, Chicago, IL 60675	19.06%
Northern Trust as Trustee FBO NiSource Inc Master Retirement Trust – Class 2	801 S Canal, Chicago, IL 60675	18.83%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	16.06%
State Street Bank & Trust Co. FBO Various Retirement Plans – Class K*	Transatlantic Retirement Solutions, Harrison, NY 10528	15.78%
Fiduciary Trust Company Intl FBO CURRIE & CO	280 Park Avenue New York, NY 10017	6.82%
Pershing LLC – Class K*	PO Box 2052 Jersey City, NJ 07303	5.31%

Baillie Gifford Funds – Statement of Additional Information

Investor	Investor Address	Percentage Ownership of Class

Baillie Gifford Emerging Markets Equities Fund

Sacramento County Employees Retirement System – Class 4	980 9th Street, Suite 1900, Sacramento, CA 95814-2739	100.00%
Baylor College of Medicine – Class 2	2 Greenway Plaza, Suite 924, Houston, TX 77046	99.93%
Board of Trustees for the Maryland State Retirement and Pension System – Class 5	120 E Baltimore Street, 16th Floor, Baltimore, MD 21202	56.43%
City of Austin Employees Retirement System – Class 3	6836 Austin Center Blvd, Suite 190, Austin, TX 78731	51.85%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	34.96%
City of Hope – Class 3	1500 E Duarte Road, Duarte, CA 91010-3000	21.91%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	20.71%
Beckman Research Institute of The City of Hope – Class 3	1450 E Duarte Road, Duarte, CA 91010-3008	17.02%
AT&T Services Inc SBC Master Pension Trust – Class 5	208 S Akard Street, 27th Floor, Dallas, TX 75202	16.79%
SEI Private Trust Company – Class K*	1 Freedom Valley Drive Oaks, PA 19456	16.05%
LPL Financial FBO Customer Accounts – Institutional Class*	PO Box 509046 San Diego, CA 92150-9046	15.78%
Mac & Co – Class K*	500 Grant Street Room 151-1010 Pittsburgh, PA 15258	15.63%
Northern Trust C/O Custodian – Class K*	50 S Lasalle Street, Chicago, IL 60675	15.34%
Raymond James Omnibus for Mutual Funds House Account – Institutional Class*	880 Carillon Parkway St Petersburg, FL 33716	14.74%
FedEx Corporation Employee Pension Trust – Class 5	1000 Ridgeway Loop Road, 5th Floor, Memphis, TN 38120	14.08%
Great West Trust Co LLC TTEE F Wells Fargo & Co – Class K	8515 E Orchard Road, 2T2, Greenwood Village, CO 80111	12.36%
City of Hope National Medical Center – Class 3	1500 E Duarte Road, Duarte, CA 91010-3000	9.23%
Fresno County Employees Retirement Association – Class K	7772 N Palm Avenue, Fresno, CA 93711-5734	6.14%
Fire and Police Pension Association of Colorado – Class 5	5290 DTC Parkway, Suite 100, Greenwood Village. CO 80111	5.16%
Investor	Investor Address	Percentage Ownership of Class

Baillie Gifford Global Alpha Equities Fund

Promedica Health System Trust – Class 3	Steam Plant 2nd Floor, Mail Stop Code MSC S29777, 100 Madison Avenue, Toledo, OH 43604	100.00%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	46.61%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	42.58%
Scripps Health – Class 4	10140 Campus Point, DR CPA 345, San Diego, CA 92121-1520	37.48%
The Ministers and Missionaries Benefit Board of American Baptist Churches – Class K	475 Riverside Dr STE 1700 New York, NY 10115	33.62%
Textron Inc Master Trust – Class 4	40 Westminster Street, Providence, RI 02903	33.36%
SSM Health Care Portfolio Management Company – Class 4	12312 Olive Blvd, 4th Floor, Saint Louis, MO 63141	29.16%
The Community Investment Group – Class 2	101 Fifth Street East, Suite 2400, Saint Paul, MN 55101	24.47%
State Street Bank & Trust Company for Hallmark Cards Incorporated Master Trust – Class 2	1 Lincoln Street, Boston, MA 02111-2900	22.98%
Meristem Global Equity Fund – Class 2	701 Carlson Parkway, Suite 1400, Minnetonka, MN 55305-5229	22.30%
Northwest Area Foundation – Class 2	60 Plato Blvd East, St Paul, MN 55107	19.35%
Linde Pension Plan Trust – Class K	200 Somerset Corporate Blvd STE 7000, Bridgewater, NJ 08807	16.56%
Capinco C/O US Bank – Class K*	1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212	15.71%
The Saint Paul Foundation US Bank Trustee – Class 2	Mail Station EP-MN-S14, 101 East Fifth St, 14th FLR, Saint Paul, MN 55101	10.87%
Reliance Trust Co FBO Huntington National Bank	PO Box 78446 Atlanta, GA 30357	10.55%
Mitra & Co FBO 98 C/O Reliance Trust Company – Class K*	4900 West Brown Deer Road, Milwaukee, WI 53223	10.42%
Mac & Co – Class K*	500 Grant Street Room 151-1010 Pittsburgh, PA 15258	8.59%
Northern Trust C/O Custodian – Class K*	50 S Lasalle Street, Chicago, IL 60675	6.12%

Baillie Gifford Funds – Statement of Additional Information

Investor	Investor Address	Percentage Ownership of Class

Baillie Gifford Global Stewardship Equities Fund

Baillie Gifford International LLC – Class K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%
Baillie Gifford International LLC – Institutional Class	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%

Baillie Gifford International Alpha Fund

Sysco Corporation Retirement Plan Trust – Class 5	99 High Street Boston, MA 02110	100.00%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	56.95%
Ameren Master Retirement Trust – Class 4	1901 Chouteau Avenue St Louis, Missouri 63166	40.81%
City of Phoenix Public Employees Retirement Plan – Class 4	200 W Washington 10th Fl Phoenix, AZ 85003	31.12%
American Family Mutual Insurance Company Investment Division – Class 3	6000 American Parkway Madison, WI 53783	25.24%
Retirement System of Allegheny County – Class 2	Room 106 County Office Building, 542 Forbes Ave Pittsburgh, PA 15219	20.24%
LPL Financial FBO Customer Accounts – Institutional Class*	PO Box 509046 San Diego, CA 92150-9046	20.11%
Commander Navy Installation Command Millington Detachment – Class 4	7800 Third Ave Bldg 457 Millington, TN 38055	19.87%
Factory Mutual Insurance Company – Class K	270 Central Avenue Johnston, RI 02919-4949	19.19%
Trust Fund for Pinnacle West Corp – Class 3	400 N Fifth St Phoenix, AZ 85004	17.72%
Washington Gas Light Company Employees Pension Plan – Class 2	1000 Maine Ave SW Washington, DC 20024	17.38%
Georgia Tech Foundation Inc – Class 2	760 Spring St NW Ste 400 Atlanta, GA 30308	16.93%
The Employees Retirement Plan of The National Education Association – Class 3	1201 16th St NW, Ste 210, Washington, DC 20036	15.87%
Charles Stewart Mott Foundation – Class 2	201 W Big Beaver Rd Suite 900 Troy, MI 48084	15.47%
Northern Trust C/O Custodian – Class K*	PO Box 92956 Chicago, IL 60675-2956	14.27%
North Slope Borough – Class 2	PO Box 69 Barrow, AK 99723-0069	13.09%
Investor	Investor Address	Percentage Ownership of Class
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	12.58%
Leonard & Beryl Buck Foundation – Class 2	2001 N Main St Ste 600 Walnut Creek, CA 94596-7264	12.38%
SEI Private Trust Company – Class K*	1 Freedom Valley Drive Oaks, PA 19456	11.97%
Voya Retirement Plan – Class 3	5780 Powers Ferry Rd Atlanta, GA 30327	9.90%
SEI Private Trust Company – Institutional Class*	1 Freedom Valley Drive Oaks, PA 19456	9.14%
Aware Integrated Inc – Class 3	3535 Blue Cross Rd Eagan, MN 55122	7.88%
Battelle Memorial Institute – Class 3	505 King Ave Columbus, OH 43201	7.77%
MAC & Co – Class K*	500 Grant Street Room 151-1010 Pittsburgh, PA 15258	7.67%
EGAP & Co – Class K*	PO Box 820 Burlington, VT 054020820	7.53%
Blue Cross Blue Shield of MN Pension Equity Plan – Class 3	3535 Blue Cross Rd Eagan, MN 55122	7.28%
Ameren Health and Welfare Trust – Class 4	PO Box 66149 MC 960 St Louis, MO 63166	6.62%
Massachusetts Port Authority Employees Retirement System – Class K	One Harborside Dr, Ste 200S, East Boston, MA 02128-2909	6.34%
Blue Cross and Blue Shield of MN – Class 3	3535 Blue Cross Rd Eagan, MN 55122	5.28%

Baillie Gifford International Concentrated Growth Equities Fund

Pershing LLC – Class K*	PO Box 2052 Jersey City, NJ 07303	91.67%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	55.94%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	29.45%
RBC Capital Markets LLC Mutual Fund Processing Omnibus – Institutional Class*	60 South Sixth Street P08, Minneapolis, MN 55402-4400	5.29%

Baillie Gifford Funds – Statement of Additional Information

Investor	Investor Address	Percentage Ownership of Class

Baillie Gifford International Growth Fund

Teachers Retirement System of The State of Kentucky – Class 5	479 Versailles Rd Frankfort, KY 40601	100.00%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	33.86%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Class K*	211 Main Street San Francisco, CA 94105	31.79%
Independence Blue Cross LLC – Class K	1901 Market Street Philadelphia, PA 19103	29.83%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	29.32%
Iowa Peace Officers Retirement Accident and Disability System – Class 4	State Capitol Building, Room 114, Des Moines, IA 50319	25.86%
City of Jacksonville Retirement System – Class 4	117 West Duval St, Ste 300, Jacksonville, Fl 32202	25.58%
The McKnight Foundation Trust – Class 3	710 S Second St Ste 400 Minneapolis, MN 55401	24.39%
Northwell Health Inc. – Class 3	972 Brush Hollow Rd Westbury, NY 11590	22.73%
The Carle Foundation Trust – Class 3	611 W Park St Urbana, IL 61801-2595	22.73%
Aerospace Employees Retirement Plan – Variable – Class 3	2310 E El Segundo Blvd El Segundo, CA 90245	22.17%
Raymond James Omnibus for Mutual Funds House Account – Institutional Class*	880 Carillon Parkway St Petersburg, FL 33716	21.31%
Presbyterian Healthcare Services Wells Fargo Bank – Class 4	9521 San Mateo Blvd Ne Albuquerque, NM 87113-2237	19.21%
Jacksonville Police and Fire Pension Fund – Class 4	1 W Adams St Ste 100 Jacksonville, FL 32202	18.85%
City of Gainesville Employees' Pension Plan Fund – Class 2	200 East University Ave Gainesville, FL 32601	18.75%
MWRA Employees Retirement System – Class K	Two Griffin Way Chelsea, MA 02150-3334	17.40%
Maril & Co FBO Ng – Class K*	4900 W Brown Deer Rd Milwaukee, WI 53223	14.73%
The Lynde And Harry Bradley Foundation Inc – Class 2	1400 N Water Street Ste 300 Milwaukee, WI 53202	14.14%
Saint Louis University – Class 2	3545 Lindell Blvd Fl 3 Saint Louis, MO 63103	13.20%
Investor	Investor Address	Percentage Ownership of Class
Truist Bank as Custodian for Piedmont Hospital – Class 2	303 Peachtree Street, Suite 1400, Mail Code GA_Atl-3133, Atlanta, GA 30303	11.64%
Pershing LLC – Institutional Class*	PO Box 2052 Jersey City, NJ 07303	10.74%
University of South Florida Foundation Inc – Class 2	4202 E Fowler Ave ALC-100 Tampa, FL 33620	10.53%
Iowa Judicial Retirement System – Class 4	State Capitol Building, Room 114, Des Moines, IA 50319	10.36%
Christus Health Cash Balance – Class 2	919 Hidden Ridge, 5th Fl Irving, TX 75038-3813	9.68%
Austin Firefighters Relief and Retirement Fund Trust – Class 2	4101 Parkstone Heights Dr, Ste 270, Austin, TX 78746	8.62%
Christus Health Cash Balance Plan Trust – Class 2	919 Hidden Ridge, 5th Fl, Irving, TX 75038-3813	7.55%
Northwell Health Inc Master Retirement Trust – Class 3	972 Brush Hollow Rd Westbury, NY 11590	7.29%

Baillie Gifford International Smaller Companies Fund

Bank of America FBO MFO – Class K*	PO Box 843869 Dallas, TX 75284	97.55%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	89.97%
Baillie Gifford International LLC – Institutional Class	780 Third Ave, 43rd Floor, New York, NY 10017-2024	8.30%

Baillie Gifford Long Term Global Growth Fund

Nissan Employee Retirement Plan – Class 5	One Nissan Way Franklin, TN 37067-6367	100.00%
Longwood Foundation Inc – Class 2	100 West 10th Street, Suite 1109, Wilmington, DE 19801	67.41%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	63.44%
HRK Investments LLP – Class 2	345 St Peter Street, Suite 1200, St Paul, MN 55102-1211	31.89%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street, San Francisco, CA 94105	28.57%
Saxon & Co – Class K*	PO Box 94597 Cleveland, OH 44101-4697	25.77%
Northern Trust C/O Custodian – Class K*	PO Box 92956 Chicago, IL 60675-2956	23.63%
The Salvation Army A Georgia Corporation – Class K	1424 Northeast Expwy Atlanta, GA 30329	20.09%

Baillie Gifford Funds – Statement of Additional Information

Investor	Investor Address	Percentage Ownership of Class
State Street Bank and Trust Co FBO North Lot Investments LLC – Class K	2211 Woodward Ave, Ste 101, Detroit, MI 48201-3467	6.80%
TD Ameritrade – Institutional Class*	PO Box 2226 Omaha, NE 68103-2226	5.37%

Baillie Gifford Positive Change Equities Fund

Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	41.68%
Naidot & Co C/O Bessemer Trust – Class K*	100 Woodbridge Center Drive, Woodbridge, NJ 07095	29.23%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	19.70%
UBS WM USA Omnibus Account – Institutional Class*	1000 Harbor Blvd, Weehawken, NJ 07086	18.55%
National Financial Services LLC – Class K*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	9.86%
The Pension Boards United Church of Christ Inc – Class K	475 Riverside Drive, Suite 1020, New York, NY 10115	9.23%
Southern Poverty Law Center – Class K	400 Washington Avenue, Montgomery, AL 36104-4344	7.04%
DFE Asset Management – Class K	6263 N Scottsdale Road, Suite 330, Scottsdale, AZ 85250-5417	6.25%
Mulligan Holdings LP – Class K	330 South Street, Suite 4, Morristown, NJ 07960-7391	6.03%
MAC & Co – Institutional Class*	500 Grant Street Room 151-1010 Pittsburgh, PA 15258	5.97%
Keybank NA – Class K	PO Box 94871, Cleveland, OH, 44101-4871	5.83%
TD Ameritrade – Institutional Class*	PO Box 2226 Omaha, NE 68103-2226	5.35%

Baillie Gifford U.S. Discovery Fund

Baillie Gifford International LLC – Institutional Class	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%
Naidot & Co C/O Bessemer Trust – Class K*	100 Woodbridge Center Drive, Woodbridge, NJ 07095	60.50%
Baillie Gifford International LLC – Class K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	39.50%
Investor	Investor Address	Percentage Ownership of Class

Baillie Gifford U.S. Equity Growth Fund

Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	55.84%
Daytona Beach Police & Fire Retirement System – Class K	2503 Del Prado Blvd S, Suite 502, Cape Coral, FL 33904-5709	46.35%
Northern Trust FBO Summa Health – Class K	50 S Lasalle Street, Chicago, IL 60675	45.12%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	26.49%
RBC Capital Markets LLC Mutual Fund Processing Omnibus – Institutional Class*	60 South Sixth Street P08, Minneapolis, MN 55402-4400	6.32%
Pershing LLC – Institutional Class*	PO Box 2052 Jersey City, NJ 07303	5.25%

*  The named record owner is believed to hold shares of-record only.

Control Persons

A controlling person's vote could have a more significant effect on matters presented to shareholders of a Fund for approval than the vote of other shareholders of such Fund.

As of November 22, 2021, the name, address and percentage of ownership of each person who may be deemed to be a "control person" (as that term is defined in the 1940 Act) of a Fund because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. The Trust does not have knowledge in every case as to whether all or any portion of shares owned of record are also owned beneficially. Baillie Gifford Asia Ex Japan Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford Japan Growth Fund, and Baillie Gifford China Equities Fund had not commenced operations as of November 22, 2021 and therefore did not have any control persons.

Investor	Investor Address	Percentage Ownership of the Fund

Baillie Gifford China A Shares Growth Fund

Baillie Gifford International LLC	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%

Baillie Gifford China Equities Fund

Baillie Gifford International LLC	780 Third Ave, 43rd Floor, New York, NY 10017-2024	64.37%
Naidot & Co C/O Bessemer Trust	100 Woodbridge Center Drive, Woodbridge, NJ 07095	35.63%

Baillie Gifford Funds – Statement of Additional Information

Investor	Investor Address	Percentage Ownership of the Fund

Baillie Gifford Developed EAFE All Cap Fund

Capinco C/O US Bank	1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212	34.57%

Baillie Gifford EAFE Plus All Cap Fund

None

Baillie Gifford Emerging Markets Equities Fund

None

Baillie Gifford Global Alpha Equities Fund

None

Baillie Gifford Global Stewardship Equities Fund

Baillie Gifford International LLC	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%

Baillie Gifford International Alpha Fund

None

Baillie Gifford International Concentrated Growth Equities Fund

Pershing LLC	PO Box 2052, Jersey City, NJ 07303	48.16%
Charles Schwab & Co Inc Special Custody A/C FBO Customers	211 Main Street San Francisco, CA 94105	26.87%

Baillie Gifford International Growth Fund

Teachers Retirement System of the State of Kentucky	479 Versailles Road, Frankfort, KY 40601	40.50%

Baillie Gifford International Smaller Companies Fund

Bank of America FBO MFO	PO Box 843869 Dallas, TX 75284	75.38%

Baillie Gifford Long Term Global Growth Fund

National Financial Services LLC	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	30.13%

Baillie Gifford Positive Change Equities Fund

None

Baillie Gifford U.S. Discovery Fund

Baillie Gifford International LLC	780 Third Ave, 43rd Floor, New York, NY 10017-2024	56.63%
Naidot & Co C/O Bessemer Trust	100 Woodbridge Center Drive, Woodbridge, NJ 07095	43.37%

Baillie Gifford U.S. Equity Growth Fund

Charles Schwab & Co Inc Special Custody A/C FBO Customers	211 Main Street San Francisco, CA 94105	39.63%

Management Ownership

As of November 22, 2021, the Trustees and officers of the Trust, as a group, owned 0.11% of the outstanding equity securities of the Baillie Gifford Long Term Global Growth Fund, 0.11% of the Baillie Gifford Positive Change Equities Fund, and less than 0.10% of the outstanding equity securities of each of the other Funds.

Shareholder Rights

Rights to Dividends

Shareholders are entitled to dividends as declared by the Board, and, in liquidation of the relevant Series' portfolio, are entitled to receive the net assets of the portfolio.

Voting Rights

Shareholders are entitled to vote at any meetings of shareholders. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Special meetings of shareholders may be called for purposes such as electing or removing trustees, changing a fundamental investment policy or approving an investment advisory agreement. In addition, a special meeting of shareholders of the Series will be held if, at any time, less than a majority of the Trustees then in office have been elected by shareholders of the Series.

Shareholders are entitled to one vote for each full share held, and fractional votes for each fractional share held. Voting rights are not cumulative.

Shareholders may vote in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders, to the extent provided in the Declaration of Trust.

On any matter affecting all shareholders, all shares shall be voted together. Shareholders of all series vote together, irrespective of series, on:

—  the election of Trustees;

—  the removal of Trustees;

—  the selection of the Trust's independent registered public accounting firm; and

—  amendments to the Declaration of Trust, unless the amendment only: (i) changes the Trust's name, responds to or ensures compliance with applicable legislation or regulation or cures technical problems in the Declaration of Trust, (ii) establishes, changes or eliminates the par value of any shares (currently all shares have no par value) or (iii) issues shares of the Trust in one or more series, or subdivides any series of shares into various classes of shares with such dividend preferences and other rights as the Board may designate.

For the purpose of electing Trustees, there will normally be no meetings of shareholders except where, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders.

In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the

Baillie Gifford Funds – Statement of Additional Information

written request of the holders of not less than 10% of the outstanding shares.

Shareholders may wish to communicate with other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee. The Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials at the expense of the requesting shareholders, upon receiving a written request by shareholders having a net asset value constituting 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust.

Matters Affecting a Particular Series or Share Class

On matters only affecting a particular series or share class, only shareholders of that series or class will be entitled to vote. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. Consistent with the current position of the SEC, shareholders of each series vote separately on matters requiring shareholder approval, such as certain changes in fundamental investment policies of that series or the approval of the investment advisory agreement relating to that series.

Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder.

Preemptive Rights

The shares of the Funds do not have any preemptive rights.

Trustee Nominations

Any shareholder may nominate a person to become a Trustee. See "Trustees and Trust Officers—Trustee Nominations by Shareholders" above.

Rights on Termination

Upon termination of a Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of such Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Tax Reporting

As required by federal law, federal tax information will be furnished to applicable shareholders for each calendar year early in the succeeding year.

Liability

Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

Contractual Arrangements

The Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to and will not create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This SAI provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of any Fund. Neither this SAI, nor the related Prospectus, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or any Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Distributions

It is generally the policy of each Fund to declare and pay out, at least annually, dividends to its shareholders as follows:

—  Investment Company Taxable Income
Each Fund will distribute substantially all of its investment company taxable income (which, computed without regard to the dividends-paid deduction, includes dividends and any interest it receives from investments and the excess of net short-term capital gain over net long-term capital loss, in each case determined with reference to any loss carryforwards).

—  Net Capital Gains
Each Fund will distribute substantially all of its net capital gains (that is, the excess of net long-term capital gains over net short-term capital loss, in each case determined with reference to any loss carryforwards), if any.

A Fund may make such distributions more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

Notwithstanding the foregoing, each of the Funds may determine to retain investment company taxable income, so computed, subject to the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), or net capital gain, and pay a Fund-level tax on any such retained amounts.

Distributions Are Payable in Shares

Except as provided below, distributions of income and capital gain are generally payable in full and fractional shares of the particular Fund, based upon the net asset value determined as

Baillie Gifford Funds – Statement of Additional Information

of the close of unrestricted trading on the NYSE on the record date for each dividend or distribution.

Shareholders, however, may elect to receive their distributions in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust ten days prior to such dividend or distribution.

Tax

The following discussion addresses certain U.S. federal income tax considerations that may be relevant to investors that (a) are citizens or residents of the U.S., or corporations, partnerships, or other entities created or organized under the laws of the U.S. or any political subdivision thereof, or estates that are subject to U.S. federal income taxation regardless of the source of their income or trusts if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person and (b) hold, directly or indirectly, shares of a Fund as a capital asset ("U.S. shareholders").

The following discussion provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders, and it does not address the U.S. federal income tax treatment of shareholders that are subject to special tax regimes such as certain financial institutions, insurance companies, dealers in securities or foreign currencies, U.S. shareholders whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, persons investing through defined contribution plans and other tax-qualified plans, and persons that hold shares in a Fund as part of a "straddle," "conversion transaction," "hedge," or other integrated investment strategy. All such prospective and actual shareholders are urged to consult their own tax advisers with respect to the U.S. tax treatment of an investment in shares of a Fund.

The Funds have not sought an opinion of legal counsel as to any specific U.S. tax matters. The discussion below as it relates to U.S. federal income tax consequences is based upon the Code and regulations, rulings, and judicial decisions thereunder as of the date hereof. Such authorities may be repealed, revoked, or modified (possibly on a retroactive basis) so as to result in U.S. federal income tax consequences different from those discussed below.

This discussion is for general information purposes only. Prospective and actual shareholders should consult their own tax advisers with respect to their particular circumstances and the effect of state, local, or foreign tax laws to which they may be subject.

Each Fund – Separate Tax Entity

Each Fund is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected or, in the case of a new Fund, intends to elect to be treated as a regulated investment company eligible for taxation under the provisions of Subchapter M of the Code and intends to qualify each year as such.

Test for Special Tax Treatment

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:

1.  derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income from interests in "qualified publicly traded partnerships" (as defined below) (collectively, "qualifying income");

2.  diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

3.  distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gain over net long-term capital loss) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company.

However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (a partnership (i) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (1)(i) above) will be treated as qualifying income.

In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code.

In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items

Baillie Gifford Funds – Statement of Additional Information

attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (2) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.

In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund's ability to meet the diversification test in (2) above.

Also, for purposes of the diversification test in (2) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it will not be subject to U.S. federal income tax on income or gains paid to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below).

Failure to Meet Test for Special Tax Treatment

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets.

If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net capital gain, would be taxable to U.S. shareholders as dividend income.

Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as "qualified dividend income" in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund's shares (as described below).

In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Retaining Net Capital Gains

As noted above, each of the Funds intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gains.

Notwithstanding the foregoing, the Funds may determine to retain investment company taxable income or net capital gains, and pay a Fund-level tax on any such retained amounts, subject to the distribution requirements applicable to regulated investment companies under the Code.

If a Fund retains any net capital gains, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities.

For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gains, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, its net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31) as if incurred in the succeeding taxable year.

Excise Tax

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or for the one-year period ending December 31 of such year if the Fund so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

For these purposes, a Fund's ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year, unless the Fund has made an election to use December 31, instead of October 31, for purposes of the excise tax; if the Fund makes the election to use December 31, no such gains or losses will be so treated.

Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.

Each of the Funds intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that each Fund will be able to do so.

Baillie Gifford Funds – Statement of Additional Information

Personal Holding Companies

In addition, if a Fund is a "personal holding company" (as defined in Section 542 of the Code) for U.S. federal income tax purposes, the Fund will potentially need to adjust the timing of its distributions to its shareholders in order to avoid a Fund-level tax on its "undistributed personal holding company income" (as defined in Section 545 of the Code). Generally, a Fund will be a personal holding company if, at any time during the last half of its taxable year, more than 50% of its shares are owned, directly or indirectly, by five or fewer individuals and/or certain pension trusts, private foundations, charitable trusts or trusts providing for the payment of supplemental unemployment benefits. In the event that a Fund is a personal holding company, the Fund will seek to make distributions sufficient to avoid a Fund-level tax under the personal holding company rules, although there can be no assurance it will be able to do so.

Tax on Fund Distributions

Distributions are generally taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid for its shares).

Distributions are taxable whether shareholders receive them in cash or in additional shares.

A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Investment Income

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income.

Distributions of investment income reported by a Fund as derived from "qualified dividend income" are taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level as described more fully below.

In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income" that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level):

1.  if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date),

2.  to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,

3.  if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or

4.  if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established security market in the U.S.) or (b) treated as a passive foreign investment company ("PFIC").

If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding the excess of net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly reported Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations to the extent they are properly reported by the Fund as being attributable to the amount of eligible dividends received by the Fund from domestic corporations for the taxable year.

In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock—generally, stock acquired with borrowed funds).

There can be no assurances that a significant portion of a Fund's distributions will be eligible for the corporate dividends-received deduction. The percentage of ordinary income distributions eligible for the corporate dividends-received deduction for each Fund for the prior fiscal year is disclosed in the Fund's annual report, which is available on the SEC's website and on the Trust's website at http://USmutualfund.bailliegifford.com.

Any distribution of income that is attributable to dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Baillie Gifford Funds – Statement of Additional Information

Capital Gains

Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares.

Tax rules can alter a Fund's holding period on investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year and that are properly reported by the Fund as capital gain dividends ("Capital Gain Dividends") are generally taxable to shareholders as long-term capital gains, taxed to individuals at reduced rates relative to ordinary income. Distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less are generally taxable to shareholders as ordinary income.

Distributions from capital gains are generally made after applying any available capital loss carryforwards.

The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting "applicable partnership interests" under Section 1061 of the Code.

Medicare Contribution Tax

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, "net investment income" generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gain, including Capital Gain Dividends, as described above, and (ii) any net gain from the sale, exchange, redemption or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a Fund will generally give rise to a capital gain or loss.

In general, any capital gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held by a shareholder for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Furthermore, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund (or substantially identical shares) are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Return of Capital Distributions

If a Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in its shares, and thereafter as capital gain.

A return of capital is not taxable, but it reduces the shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Capital Loss Carryforwards

Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a Fund's net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years.

Distributions from capital gains are generally made after applying any available capital loss carryforwards.

Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains.

A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. A Fund must apply such carryforwards first against gains of the same character.

The amounts of any capital loss carryforwards available to a Fund are shown in the notes to the financial statements incorporated by reference into this SAI.

Hedging and Similar Transactions

Transactions in Derivative Instruments

A Fund's transactions in derivative instruments (e.g., futures or options transactions, forward contracts and swap agreements), or any other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, constructive sale, mark-to-market, straddle, wash sale, and short sale rules).

These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate income to such Fund, defer losses to such Fund, or cause adjustments in the holding periods of such Fund's securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Each of the Funds will determine whether to make any available elections pertaining to such transactions. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Baillie Gifford Funds – Statement of Additional Information

Book Income and Taxable Income

Certain of a Fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income.

If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

If a Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax.

Foreign Currency Transactions and Related Hedging Transactions

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income requirement described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a regulated investment company's principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

Investments in Other Regulated Investment Companies

A Fund's investments in shares of other mutual funds, ETFs or other companies that are treated as regulated investment companies (each, an "underlying RIC"), can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had such Fund invested directly in the securities held by the underlying RIC.

If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided it meets holding period and other requirements with respect to shares of the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided it meets holding period and other requirements with respect to shares of the underlying RIC. Qualified dividend income and the dividends-received deduction are described below.

Investment in Securities of Certain Foreign Corporations

Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of a Fund's assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens or residents or U.S. corporations to claim a credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes.

A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 31-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.

Shareholders that do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

A Fund's investments that are treated as equity investments for U.S. federal income tax purposes in certain PFICs could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on gains from the sale of its investment in such a company. This tax cannot be eliminated by making distributions to shareholders of the Fund. However, if certain conditions are met, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect, pursuant to Sections 1293 and 1295 of the Code, to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. A Fund also may make an election, pursuant to Section 1296 of the Code, to mark

Baillie Gifford Funds – Statement of Additional Information

the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year (a "mark-to-market election").

Such gains and losses are treated as ordinary income and loss.

The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund's total return.

Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A foreign corporation is a PFIC if: (i) 75% or more of its gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) held by such corporation during the taxable year which produce or are held for the production of passive income is at least 50%.

Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business activities and certain income received from related persons. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A foreign issuer in which a Fund invests will not be treated as a PFIC with respect to the Fund if such issuer is a controlled foreign corporation ("CFC") for U.S. federal income tax purposes and the Fund holds (directly, indirectly, or constructively) 10% or more of the voting interests in or total value of such issuer. In such a case, the Fund generally would be required to include in gross income each year, as ordinary income, its share of certain amounts of the CFC's income, whether or not the CFC distributes such amounts to the Fund.

Investments in Certain Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount.

Generally, the original issue discount ("OID") is treated as interest income and is included in a Fund's income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though a

Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its "revised issue price") over the purchase price of such obligation. Subject to the discussion in the next paragraph regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

The rate at which OID or acquisition discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects. If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity—that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is

Baillie Gifford Funds – Statement of Additional Information

permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Investments in Debt Obligations that are at Risk of or in Default Present Special Tax Issues for a Fund

Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether or to what extent a Fund should recognize market discount on a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.

Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.

Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-advantaged Arrangements

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged arrangements.

Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of such an investment in their particular tax situations.

Tax-Exempt Shareholders

Under current law, each of the Funds serves to "block" (that is, prevent the attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by tax-exempt shareholders.

Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

Backup Withholding

A Fund generally is required to withhold and remit to the U.S. Department of the Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish such Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

For a foreign person (as defined below) to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard.

Foreign Shareholders

Distributions by a Fund to shareholders that are not "U.S. persons" within the meaning of the Code ("foreign persons") properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) "short-term capital gain dividends" as distributions of net short-term capital gains in excess of net long-term capital losses and (2) "interest-related dividends" as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (a) distributions to an individual foreign person who was present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign person of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests.

The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the U.S., or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person

Baillie Gifford Funds – Statement of Additional Information

and the foreign person is a CFC. If a Fund invests in a regulated investment company that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as short-term capital gain and/or interest-related dividends as are eligible, but is not required to do so.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of such payments as short-term capital gain or interest-related dividends to shareholders.

Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to beneficial holders of shares who are foreign persons other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale, exchange or redemption of such shares of a Fund unless (i) such gain is "effectively connected" with the conduct of a trade or business carried on by such holder within the U.S. or (ii) in the case of an individual holder, the holder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

If a foreign person is potentially eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S. More generally, foreign persons who are residents in a country with an income tax treaty with the U.S. may obtain different tax results than those described herein, and are urged to consult their tax advisers.

A beneficial holder of shares who is a foreign person may be subject to state, local or foreign taxes, and to the U.S. federal estate tax in addition to the U.S. federal income tax rules described above.

Certain Additional Withholding and Reporting Requirements

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their "financial interest" in a Fund's "foreign financial accounts," if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR).

Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, "FATCA") generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an "IGA") between the United States and a foreign government.

If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays.

If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.

Financial Statements

Financial statements of Baillie Gifford China A Shares Growth Fund, Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford Positive Change Equities Fund, and Baillie Gifford U.S. Equity Growth Fund for the fiscal year or period ended December 31, 2020 are incorporated by reference to the Annual Report filed with the SEC for such Funds on Form N-CSR on March 2, 2021 (SEC Accession No. 0001104659-21-030608).

These financial statements have been incorporated by reference herein in reliance on the report of Cohen & Company, Ltd., the Trust's independent registered public accounting firm, also incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

PART C. OTHER INFORMATION

Item 28. Exhibits.

The following Exhibits are filed herewith or incorporated by reference:

(a)	1.	Second Amended and Restated Agreement and Declaration of Trust of Registrant, dated February 27, 2017, incorporated by reference to Post-Effective Amendment No. 11 to the registration statement of the Trust on Form N-1A filed March 1, 2017.

2.	Amendment No. 1, dated June 22, 2017, to the Second Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 14 to the registration statement of the Trust on Form N-1A filed July 14, 2017.

3.	Amendment No. 2, dated December 13, 2017, to the Second Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 17 to the registration statement of the Trust on Form N-1A filed February 2, 2018.

4.	Amendment No. 3, dated April 26, 2018, to the Second Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 20 to the registration statement of the Trust on Form N-1A filed May 8, 2018.

5.	Amendment No. 4, dated September 25, 2018, to the Second Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 31 to the registration statement of the Trust on Form N-1A filed October 5, 2018.

6.	Amendment No. 5, dated December 13, 2018, to the Second Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 36 to the registration statement of the Trust on Form N-1A filed December 17, 2018.

7.	Amendment No. 6, dated September 18, 2019, to the Second Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 44 to the registration statement of the Trust on Form N-1A filed September 23, 2019.

8.	Amendment No. 7, dated November 25, 2019, to the Second Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 46 to the registration statement of the Trust on Form N-1A filed December 19, 2019.

9.	Amendment No. 8, dated December 18, 2019, to the Second Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 48 to the registration statement of the Trust on Form N-1A filed February 12, 2020.

10.	Amendment No. 9, dated February 11, 2021, to the Second Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 53 to the registration statement of the Trust on Form N-1A filed February 11, 2021.

11.	Amendment No. 10, dated March 25, 2021, to the Second Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 54 to the registration statement of the Trust on Form N-1A filed April 8, 2021.

12.	Amendment No. 11, dated October 7, 2021, to the Second Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 58 to the registration statement of the Trust on Form N-1A filed October 7, 2021.

(b)	Copy of By-Laws of Registrant as amended November 13, 2003, incorporated by reference to Amendment No. 5 to the registration statement of the Trust on Form N-1A filed May 5, 2004.

(c)	Portions of Second Amended and Restated Agreement and Declaration of Trust and By-Laws Relating to Shareholders’ Rights. (See (a) and (b) above).

(d)	1.	Second Amended and Restated Investment Advisory Agreement between Baillie Gifford Overseas Limited and the Registrant, on behalf of each Fund, dated June 18, 2021, incorporated by reference to Post-Effective Amendment No. 56 to the registration statement of the Trust on Form N-1A filed June 21, 2021.

(i)	Amended and Restated Schedule A to the Second Amended and Restated Investment Advisory Agreement for the Baillie Gifford Funds, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, effective as of December 21, 2021, filed herewith.

(e)	1.	Distribution Agreement between Baillie Gifford Funds Services LLC and the Registrant, dated February 27, 2015, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed April 2, 2015.

(i)	Amended and Restated Appendix A to the Distribution Agreement between the Registrant and Baillie Gifford Funds Services LLC, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, effective December 21, 2021, filed herewith.

2.	Distribution Agreement between Baillie Gifford Funds Services LLC and the Registrant, on behalf of its series, Baillie Gifford International All Cap Fund, dated February 27, 2015, incorporated by reference to Amendment No. 23 under the Investment Company Act of 1940 (the “1940 Act”) to the registration statement of the Trust on Form N-1A filed April 30, 2015.

(i)	First Amendment to the Distribution Agreement between Baillie Gifford Funds Services LLC and the Registrant, on behalf of its series, Baillie Gifford International All Cap Fund, effective December 19, 2019, renaming Baillie Gifford International All Cap Fund, incorporated by reference to Post-Effective Amendment No. 46 to the registration statement of the Trust on Form N-1A filed December 19, 2019.

(f)	Not applicable.

(g)	1.	Custody Agreement between the Registrant and Bank of New York Mellon dated September 29, 2000, incorporated by reference to the initial registration statement of the Trust on Form N-1A filed December 22, 2000.

(i)	Amendment to Custody Agreement between the Registrant and Bank of New York Mellon dated December 30, 2013, incorporated by reference to Amendment No. 18 to the registration statement of the Trust on Form N-1A filed April 30, 2014.
(ii)	Side Letter to Custody Agreement between the Registrant and Bank of New York Mellon dated April 28, 2014 incorporated by reference to Amendment No. 18 to the registration statement of the Trust on Form N-1A filed April 30, 2014.
(iii)	Form of Side Letter to Custody Agreement between the Registrant and Bank of New York Mellon, incorporated by reference to Post-Effective Amendment No. 8 to the registration statement of the Trust on Form N-1A filed April 29, 2016.
(iv)	Supplement to the Custody Agreement Hong Kong-China Stock Connect Service — SPSA Account Model between the Registrant and Bank of New York Mellon dated November 14, 2016, incorporated by reference to Post-Effective Amendment No. 35 to the registration statement of the Trust on Form N-1A filed November 29, 2018.
(v)	Transaction Processing Services Letter between the Registrant and Bank of New York Mellon dated August 27, 2018, incorporated by reference to Post-Effective Amendment No. 35 to the registration statement of the Trust on Form N-1A filed November 29, 2018.

(vi)	FundSettle Supplemental Agreement between the Registrant and Bank of New York Mellon, dated January 24, 2019, incorporated by reference to Post-Effective Amendment No. 39 to the registration statement of the Trust on Form N-1A filed February 28, 2019.
(vii)	Supplement to the Custody Agreement Hong Kong-China Connect — SPSA Account Model for Stock and Bond Connect between the Registrant and The Bank of New York Mellon dated April 25, 2019, incorporated by reference to Post-Effective Amendment No. 42 to the registration statement of the Trust on Form N-1A filed August 27, 2019.
(viii)	Fifteenth Amendment to Custody Agreement between the Registrant and Bank of New York Mellon, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, dated November l, 2021, filed herewith.
(ix)	Sixth Amendment to the Custody Agreement Hong Kong-China Stock Connect Service — SPSA Account Model between the Registrant and Bank of New York Mellon dated November l, 2021, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, filed herewith.
(x)	Side letter to Custody Agreement between the Registrant and Bank of New York Mellon regarding foreign initial public offerings, private placements, auctions and similar events, dated September 10, 2021, filed herewith.
(xi)	Side letter to Custody Agreement between the Registrant and Bank of New York Mellon regarding foreign initial public offerings and private placements in Vietnam, dated September 10, 2021, filed herewith.

2.	Form of Foreign Custodian Manager Agreement dated September 29, 2000 between the Registrant and Bank of New York Melon, incorporated by reference to the initial registration statement of the Trust on Form N-1A filed December 22, 2000.

(i)	Tenth Amendment Agreement dated November 1, 2021 to the Foreign Custodian Management Agreement between the Registrant and Bank of New York Mellon, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, filed herewith.

(h)	1.	Fund Administration and Accounting Agreement between the Registrant and Bank of New York Mellon dated September 29, 2000, incorporated by reference to the initial registration statement of the Trust on Form N-1A filed December 22, 2000.

(i)	Form of Amendment to Fund Administration and Accounting Agreement between the Registrant and Bank of New York Mellon, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed April 2, 2015.
(ii)	Form of Second Amendment Agreement to Fund Administration and Accounting Agreement between the Registrant and Bank of New York Mellon, incorporated by reference to Post-Effective Amendment No. 8 to the registration statement of the Trust on Form N-1A filed April 29, 2016.
(iii)	Eleventh Amendment Agreement dated November 1, 2021 to the Fund Administration and Accounting Agreement between the Registrant and Bank of New York Mellon, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, filed herewith.

2.	Form of Subscription Agreement for the purchase of shares of series of the Trust registered under the 1940 Act only, incorporated by reference to Post-Effective Amendment No. 55 to the registration statement of the Trust on Form N-1A filed April 29, 2021.

3.	Form of Subscription Agreement for the purchase of Classes 2-5 shares of series of the Trust registered under the 1933 Act, incorporated by reference to Post-Effective Amendment No. 55 to the registration statement of the Trust on Form N-1A filed April 29, 2021.

4.	Form of Subscription Agreement for the purchase of Class K shares of series of the Trust registered under the 1933 Act, filed herewith.

5.	Transfer Agency Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated September 1, 2014, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed April 2, 2015.
(i)	Amendment No. 2, dated February 20, 2018, to the Transfer Agency Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., incorporated by reference to Post-Effective Amendment No. 35 to the registration statement of the Trust on Form N-1A filed November 29, 2018.
(ii)	Amendment No. 4, dated September 28, 2018, to the Transfer Agency Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., adding Baillie Gifford Multi Asset Fund, effective as of June 30, 2019, incorporated by reference to Post-Effective Amendment No. 35 to the registration statement of the Trust on Form N-1A filed November 29, 2018.
(iii)	Amendment No. 6, dated December 13, 2018, to the Transfer Agency Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., incorporated by reference to Post-Effective Amendment No. 39 to the registration statement of the Trust on Form N-1A filed February 28, 2019.
(iv)	Amendment No. 12, dated December 15, 2021, to the Transfer Agency Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, filed herewith.

6.	Credit Agreement between the Registrant and The Bank of New York Mellon, dated May 1, 2017, incorporated by reference to Post-Effective Amendment No. 12 to the registration statement of the Trust on Form N-1A filed April 28, 2017.
(i)	Fee Letter Agreement among the Registrant, Baillie Gifford Overseas Limited, and The Bank of New York Mellon, dated April 24, 2018, incorporated by reference to Post-Effective Amendment No. 19 to the registration statement of the Trust on Form N-1A filed April 30, 2018.
(ii)	Amendment No. 1, dated October 3, 2017, to the Credit Agreement between the Registrant and The Bank of New York Mellon, adding Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International Concentrated Growth Equities Fund, and Baillie Gifford Positive Change Equities Fund, incorporated by reference to Post-Effective Amendment No. 17 to the registration statement of the Trust on Form N-1A filed February 2, 2018.
(iii)	Amendment No. 2, dated April 24, 2018, to the Credit Agreement between the Registrant and The Bank of New York Mellon, adding Baillie Gifford Multi Asset Fund, incorporated by reference to Post-Effective Amendment No. 19 to the registration statement of the Trust on Form N-1A filed April 30, 2018.
(iv)	Amendment No. 3, dated December 26, 2018, to the Credit Agreement between the Registrant and The Bank of New York Mellon, adding Baillie Gifford International Smaller Companies Fund, incorporated by reference to Post-Effective Amendment No. 42 to the registration statement of the Trust on Form N-1A filed August 27, 2019.
(v)	Joinder Agreement No. 2, dated December 26, 2018 between the Registrant and The Bank of New York Mellon, adding Baillie Gifford International Smaller Companies Fund, incorporated by reference to Post-Effective Amendment No. 42 to the registration statement of the Trust on Form N-1A filed August 27, 2019.
(vi)	Amendment No. 4, dated April 23, 2019, to the Credit Agreement between the Registrant and The Bank of New York Mellon, incorporated by reference to Post-Effective Amendment No. 40 to the registration statement of the Trust on Form N-1A filed April 29, 2019.
(vii)	Amendment No. 5, dated April 21, 2020 to the Credit Agreement between the Registrant and The Bank of New York Mellon, incorporated by reference to Post-Effective Amendment No. 49 to the registration statement of the Trust on Form N-1A filed April 27, 2020.
(viii)	Amendment No. 6, dated April 20, 2021 to the Credit Agreement between the Registrant and The Bank of New York Mellon, incorporated by reference to Post-Effective Amendment No. 55 to the registration statement of the Trust on Form N-1A filed April 29, 2021.
(ix)	Amendment No. 7, dated as of July 20, 2021 to the Credit Agreement between the Registrant and The Bank of New York Mellon, incorporated by reference to Post-Effective Amendment No. 57 to the registration statement of the Trust on Form N-1A filed August 26, 2021.
(x)	Joinder Agreement No. 3, dated December [ ], 2021 between the Registrant and The Bank of New York Mellon, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, to be filed by amendment.

7.	Form of Indemnification Agreement between the Registrant and each Trustee, incorporated by reference to Post-Effective Amendment No. 14 to the registration statement of the Trust on Form N-1A filed July 14, 2017.

8.	Expense Limitation Agreement between Baillie Gifford Overseas Limited and the Registrant dated December 21, 2021, on behalf of its series, Baillie Gifford Asia Ex Japan Fund, Baillie Gifford China A Shares Growth Fund, Baillie Gifford China Equities Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Japan Growth Fund, Baillie Gifford Positive Change Equities Fund, Baillie Gifford U.S. Discovery Fund, Baillie Gifford U.S. Equity Growth Fund, Baillie Gifford Emerging Markets ex China Fund, and Baillie Gifford Health Innovation Equities Fund, filed herewith.

9.	Affiliated Management Fee Waiver between Baillie Gifford Overseas Limited and the Registrant, on behalf of its series, Baillie Gifford Multi Asset Fund, dated July 1, 2018, incorporated by reference to Post-Effective Amendment No. 35 to the registration statement of the Trust on Form N-1A filed November 29, 2018.

10.	Expense Limitation Agreement between Baillie Gifford Overseas Limited and the Registrant, on behalf of its series, Baillie Gifford Multi Asset Fund, dated August 4, 2021, incorporated by reference to Post-Effective Amendment No. 57 to the registration statement of the Trust on Form N-1A filed August 26, 2021.

(i)	1.	Opinion and consent of Ropes & Gray LLP as to the Registrant’s shares, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed April 2, 2015.

2.	Opinion and consent of Ropes & Gray LLP as to Baillie Gifford Asia Ex Japan Fund, incorporated by reference to Post-Effective Amendment No. 8 to the registration statement of the Trust on Form N-1A filed April 29, 2016.

3.	Opinion and consent of Ropes & Gray LLP as to Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International Concentrated Growth Equities Fund, and Baillie Gifford Positive Change Equities Fund, incorporated by reference to Post-Effective Amendment No. 15 to the registration statement of the Trust on Form N-1A filed September 27, 2017.

4.	Opinion and consent of Ropes & Gray LLP as to Baillie Gifford Multi Asset Fund, incorporated by reference to Post-Effective Amendment No. 35 to the registration statement of the Trust on Form N-1A filed November 29, 2018.

5.	Opinion and consent of Ropes & Gray LLP as to Baillie Gifford International Smaller Companies Fund, incorporated by reference to Post-Effective Amendment No. 36 to the registration statement of the Trust on Form N-1A filed December 17, 2018.

6.	Opinion and consent of Ropes & Gray LLP as to Baillie Gifford China A Shares Growth Fund, incorporated by reference to Post-Effective Amendment No. 46 to the registration statement of the Trust on Form N-1A filed December 19, 2019.

7.	Opinion and consent of Ropes & Gray LLP as to Baillie Gifford Japan Growth Fund, incorporated by reference to Post-Effective Amendment No. 49 to the registration statement of the Trust on Form N-1A filed April 27, 2020.

8.	Opinion and consent of Ropes & Gray LLP as to Baillie Gifford U.S. Discovery Fund, incorporated by reference to Post-Effective Amendment No. 55 to the registration statement of the Trust on Form N-1A filed April 29, 2021.

9.	Opinion and consent of Ropes & Gray LLP as to Baillie Gifford China Equities Fund, incorporated by reference to Post-Effective Amendment No. 56 to the registration statement of the Trust on Form N-1A filed June 21, 2021.

10.	Opinion and Consent of Ropes & Gray LLP as to Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, filed herewith.

(j)	Consent of Cohen & Company, Ltd., filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	1.	Shareholder Service Plan, amended as of November 25, 2019, renaming each fund, incorporated by reference to Post-Effective Amendment No. 46 to the registration statement of the Trust on Form N-1A filed December 19, 2019.

2.	Shareholder Servicing Agreement between the Registrant and Baillie Gifford Overseas Limited, dated January 1, 2015, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed April 2, 2015.
(i)	Second Amendment Agreement dated June 22, 2017 to the Shareholder Servicing Agreement between the Registrant and Baillie Gifford Overseas Limited, removing Baillie Gifford Asia Ex Japan Fund, The Emerging Markets Bond Fund, and Baillie Gifford U.S. Equity Growth Fund, incorporated by reference to Post-Effective Amendment No. 17 to the registration statement of the Trust on Form N-1A filed February 2, 2018.
(ii)	Third Amendment Agreement dated December 19, 2019 to the Shareholder Servicing Agreement between the Registrant and Baillie Gifford Overseas Limited, renaming each fund, incorporated by reference to Post-Effective Amendment No. 46 to the registration statement of the Trust on Form N-1A filed December 19, 2019.

3.	Class K and Institutional Class Administration and Supervisory Agreement for the Baillie Gifford Funds between the Registrant, on behalf of its series, Baillie Gifford International Alpha Fund, Baillie Gifford International Growth Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford U.S. Equity Growth Fund, and Baillie Gifford Asia Ex Japan Fund, and Baillie Gifford Overseas Limited, dated May 1, 2017, incorporated by reference to Post-Effective Amendment No. 12 to the registration statement of the Trust on Form N-1A filed April 28, 2017.
(i)	Amended and Restated Schedule A to the Class K and Institutional Class Administration and Supervisory Agreement for the Baillie Gifford Funds, effective as of December 21, 2021, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, filed herewith.

4.	Institutional Class Sub-Accounting Services Agreement for the Baillie Gifford Funds between the Registrant, on behalf of its series, Baillie Gifford International Alpha Fund, Baillie Gifford International Growth Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford U.S. Equity Growth Fund, and Baillie Gifford Asia Ex Japan Fund, and Baillie Gifford Overseas Limited, dated May 1, 2017, incorporated by reference to Post-Effective Amendment No. 12 to the registration statement of the Trust on Form N-1A filed April 28, 2017.

(i)	Amended and Restated Schedule A to the Institutional Class Sub-Accounting Services Agreement for the Baillie Gifford Funds, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, effective as of December 21, 2021, filed herewith.

5.	Eighth Amended and Restated Administration, Supervisory and Sub-Accounting Services Plan for Class K and Institutional Class Shares, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, effective December 21, 2021, filed herewith.

(n)	Plan Pursuant to Rule 18f-3, amended and restated as of April 30, 2021, incorporated by reference to Post-Effective Amendment No. 55 to the registration statement of the Trust on Form N-1A filed April 29, 2021.

(o)	Reserved.

(p)	1.	Code of Ethics of the Registrant, incorporated by reference to Post-Effective Amendment No. 49 to the registration statement of the Trust on Form N-1A filed April 27, 2020.

2.	Code of Ethics of Baillie Gifford Overseas Limited and Baillie Gifford Funds Services LLC, incorporated by reference to Post-Effective Amendment No. 49 to the registration statement of the Trust on Form N-1A filed April 27, 2020.

(q)	1.	Power of Attorney for Howard W. Chin, Pamela M. J. Cox, Robert E. Rigsby, and Lindsay Cockburn, dated March 15, 2018, incorporated by reference to Post-Effective Amendment No. 19 to the registration statement of the Trust on Form N-1A filed April 30, 2018.

2.	Power of Attorney for David W. Salter, dated March 12, 2020, incorporated by reference to Post-Effective Amendment No. 49 to the registration statement of the Trust on Form N-1A filed April 27, 2020.

3.	Power of Attorney for Donald P. Sullivan Jr., dated August 27, 2020, incorporated by reference to Post-Effective Amendment No. 51 to the registration statement of the Trust on Form N-1A filed August 27, 2020.

Item 29. Persons Controlled By or Under Common Control With the Registrant.

Not applicable.

Item 30. Indemnification.

Article VIII of the Registrant’s Second Amended and Restated Agreement and Declaration of Trust (as further amended from time to time, the “Declaration of Trust”) (See Exhibit a hereto) provides for indemnification of trustees and officers. The effect of this provision is to provide indemnification for each of the Registrant’s trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such trustee or officer may be involved by reason of being or having been a trustee or officer, except with respect to any matter as to which such trustee or officer shall have been adjudicated to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. As to any matter disposed of without an adjudication by a court or other body, indemnification will be provided to the Registrant’s trustees and officers if (a) such indemnification is approved by a majority of the disinterested trustees, or (b) an opinion of independent legal counsel is obtained that such indemnification would not protect the trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

The Registrant has also contractually agreed to indemnify each Trustee. The contractual agreement between the Trust and each Trustee delineates certain procedural aspects relating to indemnification and advancement of expenses and provides for indemnification and advancement to the fullest extent permitted by the Declaration of Trust and By-Laws of the Trust and the laws of The Commonwealth of Massachusetts, the Securities Act of 1933, as amended, and the 1940 Act, as amended.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Baillie Gifford Overseas Limited (“BGO”), is registered under the Investment Advisers Act of 1940 and regulated by the Financial Conduct Authority of the United Kingdom, and as such is engaged in the provision of investment advisory and management services to a variety of public and private investment pools and private accounts. Except as set forth below, the directors and officers of BGO, have been engaged during the last two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of BGO or certain of BGO’s corporate affiliates. The business and other connections of the officers and directors of BGO are listed in Schedules A and D of its Form ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file number of BGO’s Form ADV is 801-21051. The address of BGO and its corporate affiliates is Calton Square, 1 Greenside Row, Edinburgh, UK.

Name and Title	Non-Baillie Gifford business, profession, vocation or employment

N/A

Item 32. Principal Underwriters.

(a) Not applicable.

(b) Directors, Officers or Partners of the Distributor:

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Fund
David Salter Calton Square 1 Greenside Row Edinburgh, United Kingdom EH1 3AN	Chairman and Chief Executive Officer	Trustee, Chairman of the Board and President
Suzanne Quinn Calton Square 1 Greenside Row Edinburgh, United Kingdom EH1 3AN	Chief Compliance Officer	Chief Compliance Officer
Janice Parise Calton Square 1 Greenside Row Edinburgh, United Kingdom EH1 3AN	Financial and Operations Principal	N/A
Sarah McKechnie Calton Square 1 Greenside Row Edinburgh, United Kingdom EH1 3AN	Director	N/A
Alison Graham Calton Square 1 Greenside Row Edinburgh, United Kingdom EH1 3AN	Director	N/A
Michael Saliba 780 Third Avenue, 43rd Floor New York, NY 10017	Director	N/A
Kathrin Hamilton Calton Square 1 Greenside Row Edinburgh, United Kingdom EH1 3AN	Director	N/A
Sally Mayer Calton Square 1 Greenside Row Edinburgh, United Kingdom EH1 3AN	Secretary	N/A

(c) Not applicable.

Item 33. Location of Accounts and Records.

The records required by Section 31(a) and Rule 31a-1 through 3 under the 1940 Act will be maintained by Registrant at its offices, 1 Greenside Row, Edinburgh, Scotland, UK EH1 3AN, except that: (i) Transfer Agent and Custodian (located at 4400 Computer Drive, 015-2W12, Westborough, MA 01581) for Registrant, will maintain the records required by subparagraphs (a)(1), (b)(1)-(5) and (6)-(8) of Rule 31a-1 and by Rule 31a-2; and (ii) BGO, located at 1 Greenside Row, Edinburgh, Scotland, UK EH1 3AN will maintain the records required by Rule 31a-1(f) and Rule 31a-2(e).

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Edinburgh, Scotland, on the 23rd day of December, 2021.

BAILLIE GIFFORD FUNDS

By:	/s/ Michael Stirling-Aird
Name:	Michael Stirling-Aird
Title:	Vice President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Howard W. Chin* Howard W. Chin	Trustee	December 23, 2021

/s/ Pamela M. J. Cox*	Trustee	December 23, 2021
Pamela M. J. Cox

/s/ Robert E. Rigsby* Robert E. Rigsby	Trustee	December 23, 2021
/s/ Donald P. Sullivan Jr.*	Trustee	December 23, 2021
Donald P. Sullivan Jr.

/s/ David W. Salter* David W. Salter	Trustee & President (Principal Executive Officer)	December 23, 2021

/s/ Lindsay Cockburn Lindsay Cockburn	Treasurer (Principal Financial and Accounting Officer)	December 23, 2021

*By:	/s/ Michael Stirling-Aird

Michael Stirling-Aird**

Date: December 23, 2021

**	Attorney-in-Fact pursuant to a Power of Attorney executed on March 15, 2018 and filed as an exhibit to Post-Effective Amendment No. 19 to the registration statement of the Trust on Form N-1A filed on April 30, 2018, a Power of Attorney executed on March 12, 2020 and filed as an exhibit to Post-Effective Amendment No. 49 to the registration statement of the Trust on Form N-1A filed on April 27, 2020, and a Power of Attorney executed on August 27, 2020 and filed as an exhibit to Post-Effective Amendment No. 51 to the registration statement of the Trust on Form N-1A filed on August 27, 2020.

EXHIBIT INDEX

Exhibit No.	Exhibit Title
(d)(1)(i).	Amended and Restated Schedule A to the Second Amended and Restated Investment Advisory Agreement for the Baillie Gifford Funds, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, effective as of December 21, 2021.
(e)(1)(i).	Amended and Restated Appendix A to the Distribution Agreement between the Registrant and Baillie Gifford Funds Services LLC, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, effective December 21, 2021.
(g)(1)(viii).	Fifteenth Amendment to Custody Agreement between the Registrant and Bank of New York Mellon, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, dated November 1, 2021.
(g)(1)(ix).	Sixth Amendment to the Custody Agreement Hong Kong-China Stock Connect Service — SPSA Account Model between the Registrant and Bank of New York Mellon dated November 1, 2021, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund.
(g)(1)(x)	Side letter to Custody Agreement between the Registrant and Bank of New York Mellon regarding foreign initial public offerings, private placements, auctions and similar events, dated September 10, 2021.
(g)(1)(xi)	Side letter to Custody Agreement between the Registrant and Bank of New York Mellon regarding foreign initial public offerings and private placements in Vietnam, dated September 10, 2021.
(g)(2)(i).	Tenth Amendment Agreement dated November 1, 2021 to the Foreign Custodian Management Agreement between the Registrant and Bank of New York Mellon, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund.
(h)(1)(iii).	Eleventh Amendment Agreement dated November 1, 2021 to the Fund Administration and Accounting Agreement between the Registrant and Bank of New York Mellon, adding Baillie Gifford China Equities Fund.
(h)(4)	Form of Subscription Agreement for the purchase of Class K shares of series of the Trust registered under the 1933 Act.
(h)(5)(iv).	Amendment No. 12, dated December 15, 2021, to the Transfer Agency Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund.

(h)(8).	Expense Limitation Agreement between Baillie Gifford Overseas Limited and the Registrant dated December 21, 2021, on behalf of its series, Baillie Gifford Asia Ex Japan Fund, Baillie Gifford China A Shares Growth Fund, Baillie Gifford China Equities Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Japan Growth Fund, Baillie Gifford Positive Change Equities Fund, Baillie Gifford U.S. Discovery Fund, Baillie Gifford U.S. Equity Growth Fund, Baillie Gifford Emerging Markets ex China Fund, and Baillie Gifford Health Innovation Equities Fund.
(i)(10).	Opinion and Consent of Ropes & Gray LLP as to Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund.
(j)	Consent of Cohen & Company, Ltd.
(m)(3)(i).	Amended and Restated Schedule A to the Class K and Institutional Class Administration and Supervisory Agreement for the Baillie Gifford Funds, effective as of December 21, 2021, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund.
(m)(4)(i).	Amended and Restated Schedule A to the Institutional Class Sub-Accounting Services Agreement for the Baillie Gifford Funds, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, effective as of December 21, 2021.
(m)(5).	Eighth Amended and Restated Administration, Supervisory and Sub-Accounting Services Plan for Class K and Institutional Class Shares, adding Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund, effective December 21, 2021.

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document